Filed electronically with the Securities and Exchange Commission on
                                 July 29, 2003

                                                               File No. 33-34819
                                                               File No. 811-6108

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM N-1A


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                           Pre-Effective Amendment No.
                         Post-Effective Amendment No. 20
                                                      --
                                     and/or

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 21
                                              --

                          Investors Municipal Cash Fund
                          -----------------------------
               (Exact Name of Registrant as Specified in Charter)

               222 South Riverside Plaza, Chicago, Illinois 60606
               --------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (617) 295-2572
                                                           --------------
                                  John Millette
                     Vice President and Assistant Secretary
                            222 South Riverside Plaza
                             Chicago, Illinois 60606
                             -----------------------
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

/_/      Immediately upon filing pursuant to paragraph (b) 60 days after filing
/_/      pursuant to paragraph (a)(1)
/_/      75 days after filing pursuant to paragraph (a)(2)
 X       On August 1, 2003 pursuant to paragraph (b)
/_/      On ____________ pursuant to paragraph (a)(1)
/_/      On ____________ pursuant to paragraph (a)(2) of Rule 485

         If appropriate, check the following box:
/_/ This post-effective amendment designates a new effective date for a previously filed post-effective amendment

Investors Municipal
Cash Fund


                                      P R O S P E C T U S

                                      August 1, 2003



                                      Investors Florida Municipal  Cash Fund

                                      Investors Michigan Municipal Cash Fund

                                      Investors New Jersey Municipal Cash Fund

                                      Investors Pennsylvania Municipal Cash Fund

                                      Tax-Exempt New York Money Market Fund


                                      As with all mutual funds, the
                                      Securities and Exchange
                                      Commission (SEC) does not
                                      approve or disapprove these
                                      shares or determine whether the
                                      information in this prospectus
                                      is truthful or complete. It is a
                                      criminal offense for anyone to
                                      inform you otherwise.

--------------------------------------------------------------------------------
Table of Contents

I N V E S T O R S  M U N I C I P A L  C A S H  F U N D



How the Funds Work                                     How to Invest in the Funds

  1   Investors Florida Municipal Cash Fund            29   Policies You Should Know About

  5   Investors Michigan Municipal Cash Fund           32   Understanding Distributions and Taxes

  9   Investors New Jersey Municipal Cash Fund

 13   Investors Pennsylvania Municipal Cash Fund

 17   Tax-Exempt New York Money Market Fund

 22   Other Policies and Risks

 23   Who Manages and Oversees the Funds

 24   Financial Highlights

--------------------------------------------------------------------------------
Investors Florida Municipal Cash Fund

The Fund's Main Investment Strategy

The fund seeks to provide maximum current income, that is exempt from federal income tax, to the extent consistent with stability of capital.

The fund pursues its goal by investing in high quality short-term securities, as well as certain repurchase agreements. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in municipal securities, the income from which is free from regular federal and Florida income tax, if any. The fund may invest all of its assets in bonds whose interest may be subject to the alternative minimum tax
(AMT).

Although the fund generally seeks investments that are exempt from the Florida intangibles tax, there is no assurance that the fund's investments will be so exempt.

The fund may buy many types of municipal securities, including industrial development bonds. The fund may also invest in floating and variable rate instruments (obligations that do not bear interest at fixed rates). However, any security the fund buys must meet the rules for money market fund investments (see sidebar).

Working in conjunction with credit analysts, the portfolio managers screen potential securities and develop a list of those that the fund may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the fund's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

--------------------------------------------------------------------------------
MONEY FUND RULES

To be called a money market fund, a mutual fund must operate within strict federal rules. Designed to help maintain a stable $1.00 share price, these rules limit money funds to particular types of securities and strategies. Some of the rules:

o individual securities must have remaining maturities of no more than 397 days and be denominated in US dollars

o the dollar-weighted average maturity of the fund's holdings cannot exceed 90 days

o all securities must be in the top two credit grades for short-term debt securities

The Main Risks of Investing in the Fund

There are several risk factors that could affect the performance of the fund.

As with most money market funds, the most important factor is short-term interest rates. The fund's yield tends to reflect current interest rates, which means that when these rates fall, the fund's yield generally falls as well. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.

A second factor is credit quality. If a portfolio security declines in credit quality or goes into default, it could hurt fund performance. The fact that the fund is classified as non-diversified and may focus on investments from a single state or geographic region or sector of the municipal market increases this risk. Any factors affecting the state or region, such as economic or fiscal problems, could affect a large portion of the fund's securities in a similar manner. For example, Florida's agricultural, retirement-related or tourism industries could experience cyclical downturns or long-term erosion, hurting the local economy.

Additionally, industrial development bonds are typically backed by revenues from a given facility and by the credit of a private company, but are not backed by the taxing power of a municipality.

The municipal securities market is narrower and less liquid, with fewer investors, issuers and market makers, than the taxable securities market. In addition, certain municipal securities might lose tax-exempt status in the event of a change in the applicable tax laws.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of interest rate trends, credit quality or other factors

o securities that rely on third party guarantors to raise their credit quality could fall in price or go into default if the financial condition of the guarantor deteriorates

o    over time, inflation may erode the real value of an investment in the fund

o political or legal actions could change the way the fund's dividends are taxed, particularly in certain states and localities

o the fund's shares are sold primarily through a small number of intermediaries as cash sweep vehicles; the fund's assets could be significantly reduced if a large intermediary discontinues using the fund.

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the fund.



o This fund may appeal to individual Florida taxpayers who are in a moderate to high tax bracket and who are looking for the income, liquidity and stability that a money fund is designed to offer.

The Fund's Performance History

The bar chart shows how the total returns for the fund have varied from year to year, which may give some idea of risk. The table shows how the fund's returns over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1998      2.64
1999      2.38
2000      3.27
2001      1.86
2002      0.45

2003 Total Return as of June 30: 0.09%
For the periods included in the bar chart:
Best Quarter: 0.88%, Q2 2000                    Worst Quarter: 0.10%, Q3 2002

-------------------------------------------------------------------------------------------------------------------
Average Annual Total Returns as of 12/31/2002
-------------------------------------------------------------------------------------------------------------------

                1 Year                                5 Years                          Since Inception*
-------------------------------------------------------------------------------------------------------------------
                0.45%                                  2.11%                                 2.20%
-------------------------------------------------------------------------------------------------------------------

* Inception date for the fund is 5/22/1997.

7-day yield as of 12/31/2002: 0.36%

Recent and any future declines in interest rate levels could cause this fund's earnings to fall below the fund's expense ratio, resulting in a negative yield. The advisor has agreed to voluntarily waive expenses as necessary to maintain a positive yield. This waiver may be changed or terminated at any time without notice. For more recent yield information, contact the financial services firm from which you obtained this prospectus.

Total returns from inception through 2003 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay

This fee table describes the fees and expenses that you may pay if you buy and hold shares of this fund. This information doesn't include any fees that may be charged by your financial services firm.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

Shareholder Fees (%)
(paid directly from your investment)                    None
--------------------------------------------------------------------
Annual Fund Operating Expenses (%)
(deducted from fund assets)
--------------------------------------------------------------------
Management Fee                                          0.22%
--------------------------------------------------------------------
Distribution (12b-1) Fee                                0.50
--------------------------------------------------------------------
Other Expenses*                                         0.39
--------------------------------------------------------------------
Total Annual Fund Operating Expenses**                  1.11
--------------------------------------------------------------------

* Includes costs of shareholder servicing, custody and similar expenses, which may vary with fund size and other factors.

** From time to time, the advisor may voluntarily waive or reimburse certain operating expenses. This voluntary waiver or reimbursement may be terminated at any time at the option of the advisor.


--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

Based on the figures above, this example helps you compare this fund's expenses to those of other mutual funds. The example assumes the expenses above remain the same, that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

    1 Year       3 Years       5 Years                 10 Years
--------------------------------------------------------------------------------
     $113          $353         $612                    $1,352
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Investors Michigan Municipal Cash Fund

The Fund's Main Investment Strategy

The fund seeks to provide maximum current income, that is exempt from federal and Michigan income taxes, to the extent consistent with stability of capital.

The fund pursues its goal by investing in high quality short-term securities, as well as certain repurchase agreements. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in municipal securities, the income from which is free from regular federal and Michigan income tax. The fund may invest all of its assets in bonds whose interest may be subject to the alternative minimum tax (AMT).

The fund may buy many types of municipal securities, including industrial development bonds. The fund may also invest in floating and variable rate instruments (obligations that do not bear interest at fixed rates). However, any security the fund buys must meet the rules for money market fund investments (see sidebar).

Working in conjunction with credit analysts, the portfolio managers screen potential securities and develop a list of those that the fund may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the fund's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

--------------------------------------------------------------------------------
MONEY FUND RULES

To be called a money market fund, a mutual fund must operate within strict federal rules. Designed to help maintain a stable $1.00 share price, these rules limit money funds to particular types of securities and strategies. Some of the rules:

o individual securities must have remaining maturities of no more than 397 days and be denominated in US dollars

o the dollar-weighted average maturity of the fund's holdings cannot exceed 90 days

o all securities must be in the top two credit grades for short-term debt securities

The Main Risks of Investing in the Fund

There are several risk factors that could affect the performance of the fund.

As with most money market funds, the most important factor is short-term interest rates. The fund's yield tends to reflect current interest rates, which means that when these rates fall, the fund's yield generally falls as well. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.

A second factor is credit quality. If a portfolio security declines in credit quality or goes into default, it could hurt fund performance. The fact that the fund is classified as non-diversified and may focus on investments from a single state or geographic region or sector of the municipal market increases this risk. Any factors affecting the state or region, such as economic or fiscal problems, could affect a large portion of the fund's securities in a similar manner. For example, because Michigan's industrial base is concentrated in the manufacturing sector, the state's economy could be more volatile during a national economic downturn than that of states with more diversified industries.

Additionally, industrial development bonds are typically backed by revenues from a given facility and by the credit of a private company, but are not backed by the taxing power of a municipality.

The municipal securities market is narrower and less liquid, with fewer investors, issuers and market makers, than the taxable securities market. In addition, certain municipal securities might lose tax-exempt status in the event of a change in the applicable tax laws.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of interest rate trends, credit quality or other factors

o securities that rely on third party guarantors to raise their credit quality could fall in price or go into default if the financial condition of the guarantor deteriorates

o    over time, inflation may erode the real value of an investment in the fund

o political or legal actions could change the way the fund's dividends are taxed, particularly in certain states and localities

o the fund's shares are sold primarily through a small number of intermediaries as cash sweep vehicles; the fund's assets could be significantly reduced if a large intermediary discontinues using the fund.

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the fund.



o This fund may appeal to individual Michigan taxpayers who are in a moderate to high tax bracket and who are looking for the income, liquidity and stability that a money fund is designed to offer.

The Fund's Performance History

The bar chart shows how the total returns for the fund have varied from year to year, which may give some idea of risk. The table shows how the fund's returns over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

--------------------------------------------------------------------------------
Annual Total Return (%) as of 12/31 each year
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1999      2.59
2000      3.45
2001      1.98
2002      0.64

2003 Total Return as of June 30: 0.17%
For the periods included in the bar chart:
Best Quarter: 0.92%, Q2 2000                    Worst Quarter: 0.15%, Q3 2002


--------------------------------------------------------------------------------
Average Annual Total Returns as of 12/31/2002
--------------------------------------------------------------------------------

                          1 Year                              Since Inception*
--------------------------------------------------------------------------------
                           0.64%                                   2.26%
--------------------------------------------------------------------------------

* Inception date for the fund is 4/6/1998.

7-day yield as of 12/31/2002: 0.78%

Recent and any future declines in interest rate levels could cause this fund's earnings to fall below the fund's expense ratio, resulting in a negative yield. The advisor has agreed to voluntarily waive expenses as necessary to maintain a positive yield. This waiver may be changed or terminated at any time without notice. For more recent yield information, contact the financial services firm from which you obtained this prospectus.

Total returns from inception through 2003 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay

This fee table describes the fees and expenses that you may pay if you buy and hold shares of this fund. This information doesn't include any fees that may be charged by your financial services firm.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

Shareholder Fees (%)
(paid directly from your investment)                    None
--------------------------------------------------------------------

Annual Fund Operating Expenses (%)
(deducted from fund assets)
--------------------------------------------------------------------
Management Fee                                          0.22%
--------------------------------------------------------------------
Distribution (12b-1) Fee                                0.35
--------------------------------------------------------------------
Other Expenses*                                         0.44
--------------------------------------------------------------------
Total Annual Fund Operating Expenses**                  1.01
--------------------------------------------------------------------

* Includes costs of shareholder servicing, custody and similar expenses, which may vary with fund size and other factors.

** From time to time, the advisor may voluntarily waive or reimburse certain operating expenses. This voluntary waiver or reimbursement may be terminated at any time at the option of the advisor.

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

Based on the figures above, this example helps you compare this fund's expenses to those of other mutual funds. The example assumes the expenses above remain the same, that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

    1 Year       3 Years       5 Years                 10 Years
--------------------------------------------------------------------------------
     $103          $322         $558                    $1,236
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Investors New Jersey Municipal Cash Fund

The Fund's Main Investment Strategy

The fund seeks to provide maximum current income, that is exempt from federal and New Jersey income taxes, to the extent consistent with stability of capital.

The fund pursues its goal by investing in high quality short-term securities, as well as certain repurchase agreements. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in municipal securities, the income from which is free from regular federal and New Jersey income tax. The fund may invest all of its assets in bonds whose interest may be subject to the alternative minimum tax (AMT).

The fund may buy many types of municipal securities, including industrial development bonds. The fund may also invest in floating and variable rate instruments (obligations that do not bear interest at fixed rates). However, any security the fund buys must meet the rules for money market fund investments (see sidebar).

Working in conjunction with credit analysts, the portfolio managers screen potential securities and develop a list of those that the fund may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the fund's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

--------------------------------------------------------------------------------
MONEY FUND RULES

To be called a money market fund, a mutual fund must operate within strict federal rules. Designed to help maintain a stable $1.00 share price, these rules limit money funds to particular types of securities and strategies. Some of the rules:

o individual securities must have remaining maturities of no more than 397 days and be denominated in US dollars

o all securities must be in the top two credit grades for short-term debt securities

o the dollar-weighted average maturity of the fund's holdings cannot exceed 90 days

The Main Risks of Investing in the Fund

There are several risk factors that could affect the performance of the fund.

As with most money market funds, the most important factor is short-term interest rates. The fund's yield tends to reflect current interest rates, which means that when these rates fall, the fund's yield generally falls as well. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.

A second factor is credit quality. If a portfolio security declines in credit quality or goes into default, it could hurt fund performance. The fact that the fund is classified as non-diversified and may focus on investments from a single state or geographic region or sector of the municipal market increases this risk. Any factors affecting the state or region, such as economic or fiscal problems, could affect a large portion of the fund's securities in a similar manner. For example, New Jersey's manufacturing, construction or service industries could experience economic downturns.

Additionally, industrial development bonds are typically backed by revenues from a given facility and by the credit of a private company, but are not backed by the taxing power of a municipality.

The municipal securities market is narrower and less liquid, with fewer investors, issuers and market makers, than the taxable securities market. In addition, certain municipal securities might lose tax-exempt status in the event of a change in the applicable tax laws.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of interest rate trends, credit quality or other factors

o securities that rely on third party guarantors to raise their credit quality could fall in price or go into default if the financial condition of the guarantor deteriorates

o    over time, inflation may erode the real value of an investment in the fund

o political or legal actions could change the way the fund's dividends are taxed, particularly in certain states and localities

o the fund's shares are sold primarily through a small number of intermediaries as cash sweep vehicles; the fund's assets could be significantly reduced if a large intermediary discontinues using the fund.

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the fund.



o This fund may appeal to individual New Jersey taxpayers who are in a moderate to high tax bracket and who are looking for the income, liquidity and stability that a money fund is designed to offer.

The Fund's Performance History

The bar chart shows how the total returns for the fund have varied from year to year, which may give some idea of risk. The table shows how the fund's returns over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1998      2.40
1999      2.20
2000      3.01
2001      1.55
2002      0.35

2003 Total Return as of June 30: 0.07%
For the periods included in the bar chart:
Best Quarter: 0.82%, Q2 2000                    Worst Quarter: 0.06%, Q3 2002


--------------------------------------------------------------------------------
Average Annual Total Returns as of 12/31/2002
--------------------------------------------------------------------------------

                1 Year                 5 Years              Since Inception*
--------------------------------------------------------------------------------
                0.35%                   1.90%                     1.98%
--------------------------------------------------------------------------------

* Inception date for the fund is 5/23/1997.


7-day yield as of 12/31/2002: 0.41%


Recent and any future declines in interest rate levels could cause this fund's earnings to fall below the fund's expense ratio, resulting in a negative yield. The advisor has agreed to voluntarily waive expenses as necessary to maintain a positive yield. This waiver may be changed or terminated at any time without notice. For more recent yield information, contact the financial services firm from which you obtained this prospectus.

Total returns from inception through 2003 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay

This fee table describes the fees and expenses that you may pay if you buy and hold shares of this fund. This information doesn't include any fees that may be charged by your financial services firm.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------


Shareholder Fees (%)
(paid directly from your investment)                    None
--------------------------------------------------------------------
Annual Fund Operating Expenses (%)
(deducted from fund assets)
--------------------------------------------------------------------
Management Fee                                          0.22%
--------------------------------------------------------------------
Distribution (12b-1) Fee                                0.50
--------------------------------------------------------------------
Other Expenses*                                         0.41
--------------------------------------------------------------------
Total Annual Fund Operating Expenses**                  1.13
--------------------------------------------------------------------

* Includes costs of shareholder servicing, custody and similar expenses, which may vary with fund size and other factors.

** From time to time, the advisor may voluntarily waive or reimburse certain operating expenses. This voluntary waiver or reimbursement may be terminated at any time at the option of the advisor.

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

Based on the figures above, this example helps you compare this fund's expenses to those of other mutual funds. The example assumes the expenses above remain the same, that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

    1 Year       3 Years       5 Years                       10 Years
--------------------------------------------------------------------------------
     $115          $359         $622                          $1,375
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Investors Pennsylvania Municipal Cash Fund

The Fund's Main Investment Strategy

The fund seeks to provide maximum current income that is exempt from federal and Pennsylvania income taxes, to the extent consistent with stability of capital.

The fund pursues its goal by investing in high quality short-term securities, as well as certain repurchase agreements. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in municipal securities, the income from which is free from regular federal and Pennsylvania income tax. The fund may invest all of its assets in bonds whose interest may be subject to the alternative minimum tax
(AMT).

The fund may buy many types of municipal securities, including industrial development bonds. The fund may also invest in floating and variable rate instruments (obligations that do not bear interest at fixed rates). However, any security the fund buys must meet the rules for money market fund investments (see sidebar).

Working in conjunction with credit analysts, the portfolio managers screen potential securities and develop a list of those that the fund may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the fund's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

--------------------------------------------------------------------------------
MONEY FUND RULES

To be called a money market fund, a mutual fund must operate within strict federal rules. Designed to help maintain a stable $1.00 share price, these rules limit money funds to particular types of securities and strategies. Some of the rules:

o individual securities must have remaining maturities of no more than 397 days and be denominated in US dollars

o the dollar-weighted average maturity of the fund's holdings cannot exceed 90 days

o all securities must be in the top two credit grades for short-term debt securities

The Main Risks of Investing in the Fund

There are several risk factors that could affect the performance of the fund.

As with most money market funds, the most important factor is short-term interest rates. The fund's yield tends to reflect current interest rates, which means that when these rates fall, the fund's yield generally falls as well. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.

A second factor is credit quality. If a portfolio security declines in credit quality or goes into default, it could hurt fund performance. The fact that the fund is classified as non-diversified and may focus on investments from a single state or geographic region or sector of the municipal market increases this risk. Any factors affecting the state or region, such as economic or fiscal problems, could affect a large portion of the fund's securities in a similar manner. For example, Pennsylvania's health, education or high-tech industries could experience economic downturns, or the state's ongoing loss of high-paying manufacturing jobs may impede income growth.

Additionally, industrial development bonds are typically backed by revenues from a given facility and by the credit of a private company, but are not backed by the taxing power of a municipality.

The municipal securities market is narrower and less liquid, with fewer investors, issuers and market makers, than the taxable securities market. In addition, certain municipal securities might lose tax-exempt status in the event of a change in the applicable tax laws.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of interest rate trends, credit quality or other factors

o securities that rely on third party guarantors to raise their credit quality could fall in price or go into default if the financial condition of the guarantor deteriorates

o    over time, inflation may erode the real value of an investment in the fund

o political or legal actions could change the way the fund's dividends are taxed, particularly in certain states and localities

o the fund's shares are sold primarily through a small number of intermediaries as cash sweep vehicles; the fund's assets could be significantly reduced if a large intermediary discontinues using the fund.

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the fund.



o This fund may appeal to individual Pennsylvania taxpayers who are in a moderate to high tax bracket and who are looking for the income, liquidity and stability that a money fund is designed to offer.

The Fund's Performance History

The bar chart shows how the total returns for the fund have varied from year to year, which may give some idea of risk. The table shows how the fund's returns over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1998      2.63
1999      2.41
2000      3.27
2001      1.76
2002      0.46

2003 Total Return as of June 30: 0.10%
For the periods included in the bar chart:
Best Quarter: 0.88%, Q2 2000                    Worst Quarter: 0.09%, Q3 2002


--------------------------------------------------------------------------------
Average Annual Total Returns as of 12/31/2002
--------------------------------------------------------------------------------

           1 Year                      5 Years                Since Inception*
--------------------------------------------------------------------------------
           0.46%                        2.10%                       2.19%
--------------------------------------------------------------------------------

* Inception date for the fund is 5/21/1997.


7-day yield as of 12/31/2002: 0.47%

Recent and any future declines in interest rate levels could cause this fund's earnings to fall below the fund's expense ratio, resulting in a negative yield. The advisor has agreed to voluntarily waive expenses as necessary to maintain a positive yield. This waiver may be changed or terminated at any time without notice. For more recent yield information, contact the financial services firm from which you obtained this prospectus.

Total returns from inception through 2003 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay

This fee table describes the fees and expenses that you may pay if you buy and hold shares of this fund. This information doesn't include any fees that may be charged by your financial services firm.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------


Shareholder Fees (%)
(paid directly from your investment)                    None
--------------------------------------------------------------------
Annual Fund Operating Expenses (%)
(deducted from fund assets)
--------------------------------------------------------------------
Management Fee                                          0.22%
--------------------------------------------------------------------
Distribution (12b-1) Fee                                0.50
--------------------------------------------------------------------
Other Expenses*                                         0.56
--------------------------------------------------------------------
Total Annual Fund Operating Expenses**                  1.28
--------------------------------------------------------------------

* Includes costs of shareholder servicing, custody and similar expenses, which may vary with fund size and other factors.

** From time to time, the advisor may voluntarily waive or reimburse certain operating expenses. This voluntary waiver or reimbursement may be terminated at any time at the option of the advisor.

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

Based on the figures above, this example helps you compare this fund's expenses to those of other mutual funds. The example assumes the expenses above remain the same, that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

    1 Year       3 Years       5 Years                 10 Years
--------------------------------------------------------------------------------
     $130          $406         $702                    $1,545
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Tax-Exempt New York Money Market Fund

The Fund's Main Investment Strategy

The fund seeks to provide maximum current income that is exempt from federal, New York State and New York City income taxes, to the extent consistent with stability of capital.

The fund pursues its goal by investing in high quality short-term securities, as well as certain repurchase agreements. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in municipal securities, the income from which is free from federal and New York State income tax. The fund does not consider bonds whose interest may be subject to the alternative minimum tax (AMT) as municipal securities for purposes of this limitation. The fund also normally invests at least 65% of total assets in securities, the income from which is free from New York City personal income taxes.

The fund may buy many types of municipal securities, including industrial development bonds. The fund may also invest in floating and variable rate instruments (obligations that do not bear interest at fixed rates). However, any security the fund buys must meet the rules for money market fund investments (see sidebar).

Working in conjunction with credit analysts, the portfolio managers screen potential securities and develop a list of those that the fund may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the fund's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

--------------------------------------------------------------------------------
MONEY FUND RULES

To be called a money market fund, a mutual fund must operate within strict federal rules. Designed to help maintain a stable $1.00 share price, these rules limit money funds to particular types of securities and strategies. Some of the rules:

o individual securities must have remaining maturities of no more than 397 days and be denominated in US dollars

o the dollar-weighted average maturity of the fund's holdings cannot exceed 90 days

o all securities must be in the top two credit grades for short-term debt securities

The Main Risks of Investing in the Fund

There are several risk factors that could affect the performance of the fund.

As with most money market funds, the most important factor is short-term interest rates. The fund's yield tends to reflect current interest rates, which means that when these rates fall, the fund's yield generally falls as well. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.

A second factor is credit quality. If a portfolio security declines in credit quality or goes into default, it could hurt fund performance. The fact that the fund is classified as non-diversified and may focus on investments from a single state or geographic region or sector of the municipal market increases this risk. Any factors affecting the state or region, such as economic or fiscal problems, could affect a large portion of the fund's securities in a similar manner.

The fund's ability to achieve its goal depends upon the ability of the issuers of New York municipal securities to repay their debt. New York State and New York City have at times faced serious economic problems that have adversely affected New York municipal issuers.

The risk of a downturn in the US economy has been heightened by the terrorist attack on the World Trade Center on September 11, 2001. New York City and New York State have suffered financial difficulties and an economic downturn resulting from the attack. A credit rating downgrade of one of these issuers could affect the market values and marketability of all New York municipal securities and hurt the fund's performance. As a result, the fund may be more volatile than a more geographically diversified municipal fund. Furthermore, if the fund has difficulty finding attractive New York municipal securities to purchase, the amount of the fund's income that is subject to New York taxes could increase.

Additionally, industrial development bonds are typically backed by revenues from a given facility and by the credit of a private company, but are not backed by the taxing power of a municipality.

The municipal securities market is narrower and less liquid, with fewer investors, issuers and market makers, than the taxable securities market. In addition, certain municipal securities might lose tax-exempt status in the event of a change in the applicable tax laws.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of interest rate trends, credit quality or other factors

o securities that rely on third party guarantors to raise their credit quality could fall in price or go into default if the financial condition of the guarantor deteriorates

o    over time, inflation may erode the real value of an investment in the fund

o political or legal actions could change the way the fund's dividends are taxed, particularly in certain states and localities

o the fund's shares are sold primarily through a small number of intermediaries as cash sweep vehicles; the fund's assets could be significantly reduced if a large intermediary discontinues using the fund.

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the fund.



o This fund may appeal to individual New York taxpayers who are in a moderate to high tax bracket and who are looking for the income, liquidity and stability that a money fund is designed to offer.

The Fund's Performance History

The bar chart shows how the total returns for the fund have varied from year to year, which may give some idea of risk. The table shows how the fund's returns over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1993      1.63
1994      2.04
1995      3.12
1996      3.01
1997      2.92
1998      2.63
1999      2.41
2000      3.22
2001      1.73
2002      0.43

2003 Total Return as of June 30: 0.17%
For the periods included in the bar chart:
Best Quarter: 0.86%, Q2 2000                    Worst Quarter: 0.09%, Q1 2002


--------------------------------------------------------------------------------
Average Annual Total Returns as of 12/31/2002
--------------------------------------------------------------------------------

                1 Year                    5 Years                 10 Years
--------------------------------------------------------------------------------
                0.43%                      2.08%                    2.31%
--------------------------------------------------------------------------------

7-day yield as of 12/31/2002: 0.58%


Recent and any future declines in interest rate levels could cause this fund's earnings to fall below the fund's expense ratio, resulting in a negative yield. The advisor has agreed to voluntarily waive expenses as necessary to maintain a positive yield. This waiver may be changed or terminated at any time without notice. For more recent yield information, contact the financial services firm from which you obtained this prospectus.

Total returns from inception through 2003 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay

This fee table describes the fees and expenses that you may pay if you buy and hold shares of this fund. This information doesn't include any fees that may be charged by your financial services firm.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------


Shareholder Fees (%)
(paid directly from your investment)                    None
--------------------------------------------------------------------
Annual Fund Operating Expenses (%)
(deducted from fund assets)
--------------------------------------------------------------------
Management Fee                                          0.22%
--------------------------------------------------------------------
Distribution (12b-1) Fee                                0.50
--------------------------------------------------------------------
Other Expenses*                                         0.23
--------------------------------------------------------------------
Total Annual Fund Operating Expenses**                  0.95
--------------------------------------------------------------------

* Includes costs of shareholder servicing, custody and similar expenses, which may vary with fund size and other factors.

** From time to time, the advisor may voluntarily waive or reimburse certain operating expenses. This voluntary waiver or reimbursement may be terminated at any time at the option of the advisor.

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

Based on the figures above, this example helps you compare this fund's expenses to those of other mutual funds. The example assumes the expenses above remain the same, that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

    1 Year       3 Years       5 Years            10 Years
--------------------------------------------------------------------------------
     $97           $303         $525               $1,166
--------------------------------------------------------------------------------

Other Policies and Risks

While the previous pages describe the main points of each fund's strategy and risks, there are a few other issues to know about:

o Each fund's investment goal and the policy of investing at least 80% of net assets in municipal securities as described in this prospectus cannot be changed without shareholder approval.

o As a temporary defensive measure, the funds could invest in taxable money market securities. This would mean that a fund was not pursuing its goal.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the funds.

If you want more information on a fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the last page tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Funds

The investment advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for each fund. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, makes each fund's investment decisions, buys and sells securities for each fund and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. Each fund's investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from each fund. Below are the actual rates paid by each fund for the most recent fiscal year, as a percentage of each fund's average daily net assets:

------------------------------------------------------
Fund Name                               Fee Paid
------------------------------------------------------

Investors Florida Municipal
Cash Fund                                 0.22%
------------------------------------------------------
Investors Michigan Municipal
Cash Fund                                 0.22%
------------------------------------------------------
Investors New Jersey Municipal
Cash Fund                                 0.22%
------------------------------------------------------
Investors Pennsylvania Municipal
Cash Fund                                 0.22%
------------------------------------------------------
Tax-Exempt New York
Money Market Fund                         0.22%
------------------------------------------------------

The portfolio managers

A group of investment professionals is responsible for the day-to-day management of the funds. These investment professionals have a broad range of experience managing money market funds.

Financial Highlights

These tables are designed to help you understand each fund's financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular fund would have earned (or lost), assuming all dividends and distributions were reinvested. The information for each fund has been audited by Ernst & Young LLP, independent auditors, whose report, along with each fund's financial statements, is included in that fund's annual report (see "Shareholder reports" on the last page).

Investors Florida Municipal Cash Fund

-------------------------------------------------------------------------------------------------------------------
 Years Ended March 31,                                                2003     2002      2001     2000      1999
-------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $  1.00   $ 1.00   $ 1.00    $ 1.00   $ 1.00
-------------------------------------------------------------------------------------------------------------------
Net investment income                                                 .004      .01      .03       .02      .02
-------------------------------------------------------------------------------------------------------------------
Less distributions from net investment income                       (.004)    (.01)    (.03)     (.02)    (.02)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  1.00   $ 1.00   $ 1.00    $ 1.00   $ 1.00
-------------------------------------------------------------------------------------------------------------------
Total Return (%)^a                                                     .37     1.36     3.19      2.57     2.50
-------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                  20       57       57        37       20
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                       1.11     1.08    1.26^b     1.13     1.09
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                         .99      .95     .96^b      .90      .85
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (%)                                     .40     1.34     3.06      2.58     2.36
-------------------------------------------------------------------------------------------------------------------

^a   Total returns would have been lower had certain expenses not been reduced.

^b The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.20% and .94%, respectively.

                                       24

Investors Michigan Municipal Cash Fund

-------------------------------------------------------------------------------------------------------------------
 Years Ended March 31,                                                2003     2002      2001     2000     1999^a
-------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $  1.00   $ 1.00   $ 1.00    $ 1.00   $ 1.00
-------------------------------------------------------------------------------------------------------------------
Net investment income                                                 .006      .01      .03       .03      .02
-------------------------------------------------------------------------------------------------------------------
Less distributions from net investment income                       (.006)    (.01)    (.03)     (.03)    (.02)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  1.00   $ 1.00   $ 1.00    $ 1.00   $ 1.00
-------------------------------------------------------------------------------------------------------------------
Total Return (%)^b                                                      .56     1.50     3.36     2.77^c   2.41**
-------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                   8       37       29        23       36
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                       1.01      .91    1.16^d       .91     .87*
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                         .83      .75     .78^d       .75     .75*
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (%)                                     .62     1.44     3.28      2.65    2.62*
-------------------------------------------------------------------------------------------------------------------

^a   For the period April 6, 1998 (commencement of operations) to March 31,1999.

^b   Total returns would have been lower had certain expenses not been reduced.

^c Total returns for the year ended March 31, 2000 includes the effect of a voluntary capital contribution from the Advisor. Without this capital contribution, total return would have been lower.

^d The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.07% and .75%, respectively.

*    Annualized

**   Not annualized

                                       25

Investors New Jersey Municipal Cash Fund

-------------------------------------------------------------------------------------------------------------------
 Years Ended March 31,                                                2003     2002      2001     2000      1999
-------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $  1.00   $ 1.00   $ 1.00    $ 1.00   $ 1.00
-------------------------------------------------------------------------------------------------------------------
Net investment income                                                 .003      .01      .03       .02      .02
-------------------------------------------------------------------------------------------------------------------
Less distributions from net investment income                       (.003)    (.01)    (.03)     (.02)    (.02)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  1.00   $ 1.00   $ 1.00    $ 1.00   $ 1.00
-------------------------------------------------------------------------------------------------------------------
Total Return (%)^a                                                      .30     1.12     2.89      2.38     2.26
-------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                  30       70       77        47       15
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                       1.13     1.00    1.14^b      1.13     1.12
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                         .99      .95     .95^b       .90      .90
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (%)                                     .30     1.15     2.80      2.42     2.13
-------------------------------------------------------------------------------------------------------------------

^a   Total returns would have been lower had certain expenses not been reduced.

^b The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.10% and .94%, respectively.

                                       26

Investors Pennsylvania Municipal Cash Fund

-------------------------------------------------------------------------------------------------------------------
 Years Ended March 31,                                                2003     2002      2001     2000      1999
-------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $  1.00   $ 1.00   $ 1.00    $ 1.00   $ 1.00
-------------------------------------------------------------------------------------------------------------------
Net investment income                                                 .004      .01      .03       .03      .02
-------------------------------------------------------------------------------------------------------------------
Less distributions from net investment income                       (.004)    (.01)    (.03)     (.03)    (.02)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  1.00   $ 1.00   $ 1.00    $ 1.00   $ 1.00
-------------------------------------------------------------------------------------------------------------------
Total Return (%)^a                                                      .39     1.33     3.15      2.58     2.50
-------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                   7       29       25        21        6
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                       1.28     1.09    1.36^b      1.39     1.12
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                        1.00      .95     .96^b       .90      .90
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (%)                                     .44     1.27     3.07      2.61     2.40
-------------------------------------------------------------------------------------------------------------------

^a   Total returns would have been lower had certain expenses not been reduced.

^b The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.28% and .93%, respectively.

                                       27

Tax-Exempt New York Money Market Fund

-------------------------------------------------------------------------------------------------------------------
 Years Ended March 31,                                              2003       2002      2001     2000      1999
-------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $  1.00    $  1.00   $  1.00   $  1.00  $  1.00
-------------------------------------------------------------------------------------------------------------------
Net investment income                                               .004        .01       .03       .03      .02
-------------------------------------------------------------------------------------------------------------------
Less distributions from net investment income                     (.004)      (.01)     (.03)     (.03)    (.02)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $  1.00    $  1.00   $  1.00   $  1.00  $  1.00
-------------------------------------------------------------------------------------------------------------------
Total Return (%)^a                                                    .42       1.24      3.11      2.59     2.50
-------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                49        164       175       242      184
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                      .95       1.04     1.18^b       .97      .98
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                       .95        .94      .87^b       .80      .80
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (%)                                   .41       1.23      3.10      2.58     2.41
-------------------------------------------------------------------------------------------------------------------

^a   Total returns would have been lower had certain expenses not been reduced.

^b The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.14% and .86%, respectively.

How to Invest in the Funds

The following pages describe the main policies associated with buying and selling shares of the funds. There is also information on dividends and taxes and other matters that may affect you as a fund shareholder.

Because these funds are available only through a financial services firm, such as a broker or financial advisor, you should contact a representative of your financial services firm for instructions on how to buy or sell fund shares.


Policies You Should Know About

The policies below may affect you as a shareholder. In any case where materials provided by your financial services firm contradict the information given here, you should follow the information in your firm's materials. Please note that a financial services firm may charge fees separate from those charged by a fund.

Rule 12b-1 Plan

Each fund has adopted a plan under Rule 12b-1 that authorizes the payment of an annual distribution services fee, payable monthly, of 0.50% of each fund's average daily net assets (except Investors Michigan Municipal Cash Fund, which pays 0.35%). Because 12b-1 fees are paid out of the fund's assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than paying other types of sales charges.

Householding

In order to reduce the amount of mail you receive and to help reduce fund expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial services firm or call (800) 231-8568.

Policies about transactions

The funds are open for business each day the New York Stock Exchange is open. Normally, each fund calculates its share price twice every business day: at 12:00 p.m. and 4:00 p.m. Eastern time.

As noted earlier, each fund expects to maintain a stable $1.00 share price.

You can place an order to buy or sell shares at any time. Once your order is received by the transfer agent and it has been determined that it is in "good order," it will be processed at the next share price calculated.

Because orders placed through investment providers must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

Wire transactions that arrive by 12:00 p.m. Eastern time will receive that day's dividend. Wire purchase orders received between 12:00 p.m and 4:00 p.m. Eastern time will start to accrue dividends the next calendar day. Investments by check will be effective at 4:00 p.m. Eastern time on the business day following receipt and will earn dividends the following calendar day.

Checkwriting lets you sell fund shares by writing a check. Your investment keeps earning dividends until your check clears. Please note that you should not write checks for less than $250 or for more than $5,000,000. Note as well that we can't honor any check larger than your balance at the time the check is presented to us.

When selling shares, you'll generally receive the dividend for the day on which your shares were sold. If we receive a sell request before 12:00 p.m. Eastern time and the request calls for proceeds to be sent out by wire, we will normally wire you the proceeds on the same day. However, you won't receive that day's dividend.

You may obtain additional information about other ways to sell your shares by contacting your financial services firm.

The funds accept payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, money orders, starter checks, third party checks, or checks issued by credit card companies or Internet-based companies. In addition, the funds will not accept new accounts with a non-US address.

When you want to sell more than $50,000 worth of shares or send the proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, we may require a signature guarantee in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from most brokers, banks, savings institutions and credit unions. Note that you can't get a signature guarantee from a notary public, and we must be provided with the original guarantee.

If you purchased your shares directly from the fund's transfer agent, you can sell them by sending a written request (with a signature guarantee) to:

Scudder Investments Service Company

Attention: Transaction Processing

P.O. Box 219151

Kansas City, MO 64121-9151

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: ten days) or when unusual circumstances prompt the SEC to allow further delays.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

Your financial services firm may set its own minimum investments, although those set by the funds are as follows:

o   Minimum initial investment: $1,000

o   Minimum additional investment: $100

o  Minimum investment with an automatic investment plan: $50

How the funds calculate share price

Each fund's share price is its net asset value per share, or NAV.

To calculate NAV, each fund uses the following equation:

        TOTAL ASSETS - TOTAL LIABILITIES
       ----------------------------------     = NAV
       TOTAL NUMBER OF SHARES OUTSTANDING

In valuing securities, we typically use amortized cost (the method used by most money market funds).

Other rights we reserve

You should be aware that we may do any of the following:

o    withdraw or suspend the offering of shares at any time

o withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o close your account and send you the proceeds if your balance falls below $1,000; we will give you 60 days' notice so you can either increase your balance or close your account (this policy doesn't apply to most retirement accounts or if you have an automatic investment plan)

o reject a new account application if you don't provide a correct Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash

o    change, add or withdraw various services, fees and account policies

o    reject or limit purchases of shares for any reason

Understanding Distributions and Taxes

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A fund may not always pay a distribution for a given period.

The funds have regular schedules for paying out any earnings to shareholders:

o    Income dividends: declared daily and paid monthly

o Short-term and long-term capital gains: November or December or otherwise as needed

Capital gains may be taxable at different rates depending on the length of time a fund holds its assets.

Exchanges of fund shares for other mutual funds may also be taxable events.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), or all sent to you by check. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested. For retirement plans, reinvestment is the only option.

Dividends from these funds are generally tax-free for most shareholders, meaning that investors who are individuals can receive them without incurring federal and (for some investors) state and local income tax liability. However, there are a few exceptions:

o a portion of a fund's dividends may be taxable as ordinary income if it came from investments in taxable securities

o because each fund can invest its assets in securities whose income is subject to the federal alternative minimum tax (AMT), you may owe taxes on a portion of your dividends if you are among those investors who must pay AMT

The following table shows the usual tax status of transactions in fund shares as well as that of any taxable distributions from the funds:

Generally taxed at ordinary income rates
--------------------------------------------------------------------------------
o short-term capital gains from selling fund shares
--------------------------------------------------------------------------------
o taxable income dividends you receive from the funds
--------------------------------------------------------------------------------
o short-term capital gains distributions received from the funds
--------------------------------------------------------------------------------
Generally taxed at long-term capital gains rates
--------------------------------------------------------------------------------
o long-term capital gains from selling fund shares
--------------------------------------------------------------------------------
o long-term capital gains distributions received from the funds
--------------------------------------------------------------------------------

You will be sent detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

To Get More Information

Shareholder reports -- These have detailed performance figures, a list of everything each fund owns, and the funds' financial statements. Shareholders get the reports automatically. For more copies, call 1-800-231-8568.

Statement of Additional Information (SAI) -- This tells you more about a fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

If you'd like to ask for copies of these documents, please contact Scudder Investments, your financial services firm or the SEC (see below). If you like, you can look over these materials and other information about the funds at the SEC's Public Reference Section in Washington, DC, request them electronically at publicinfo@sec.gov or review them on the EDGAR database on the SEC's Internet site at www.sec.gov. Materials you get from Scudder Investments and from the EDGAR database are free; those from the SEC involve a copying fee. If you're a shareholder and have questions, please contact Scudder Investments at 1-800-231-8568.

SEC
Public Reference Section
Washington, DC 20549-0102
1-202-942-8090
www.sec.gov


SEC File Number
Investors Municipal Cash Fund       811-6108

                          INVESTORS MUNICIPAL CASH FUND


             Tax-Exempt New York Money Market Fund ("New York Fund")

        Investors Pennsylvania Municipal Cash Fund ("Pennsylvania Fund")

          Investors New Jersey Municipal Cash Fund ("New Jersey Fund")

            Investors Michigan Municipal Cash Fund ("Michigan Fund")

             Investors Florida Municipal Cash Fund ("Florida Fund")

                 (each a "Fund," and collectively, the "Funds")



                       STATEMENT OF ADDITIONAL INFORMATION

                                 August 1, 2003


This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus for the Funds, dated August 1, 2003 as amended from time to time, a copy of which may be obtained without charge by contacting 1-800-SCUDDER or Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1048, or from the firm from which this Statement of Additional Information was obtained.

This Statement of Additional Information is incorporated by reference into the Prospectus for the Funds.

                                TABLE OF CONTENTS

                                                                            Page

INVESTMENT RESTRICTIONS.......................................................1


INVESTMENT POLICIES AND TECHNIQUES............................................5

MANAGEMENT OF THE FUNDS......................................................42
   Investment Advisor........................................................42

FUND SERVICE PROVIDERS.......................................................48
   Independent Auditors and Reports to Shareholders..........................49
   Legal Counsel.............................................................50
   Fund Accounting Agent.....................................................50
   Administrator.............................................................50
   Custodian, Transfer Agent and Shareholder Service Agent...................50

PORTFOLIO TRANSACTIONS.......................................................52

PERFORMANCE..................................................................52

PURCHASE AND REDEMPTION OF SHARES............................................61

TAXES........................................................................66

NET ASSET VALUE..............................................................69

OFFICERS AND TRUSTEES........................................................69

FUND ORGANIZATION............................................................80

FINANCIAL STATEMENTS.........................................................81

ADDITIONAL INFORMATION.......................................................81

RATINGS OF INVESTMENTS.......................................................82

                             INVESTMENT RESTRICTIONS

Except as otherwise indicated, each Fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that a Fund's objective will be met.




Investors Municipal Cash Fund (the "Trust") has elected to be classified as an open-end, non-diversified management investment company that offers a choice of five investment portfolios. The Funds limit their portfolio investments to securities that meet the diversification, maturity and quality requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act").

Although the Trust and each Fund are classified as a "non-diversified" investment company, each Fund must meet the diversification requirements of Rule 2a-7. Rule 2a-7 generally provides that a single state money fund shall not, as to 75% of its assets, invest more than 5% of its assets in the securities of an individual issuer, provided that the fund may not invest more than 5% of its assets in the securities of an individual issuer unless the securities are First Tier Securities (as defined in Rule 2a-7). This allows each Fund, as to 25% of its assets, to invest more than 5% of its assets in the securities of an individual issuer. Certain Municipal Securities, such as general obligation bonds, are not deemed an "issuer" for the 25% limitation.

Each Fund invests primarily in obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the income from which is exempt from federal income taxes ("Municipal Securities"). As a fundamental investment policy, each Fund will, under normal circumstances, invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in municipal securities, the income from which is exempt from federal income taxes and the income tax, if any, of the particular state. Each of the Funds may invest in bonds whose interest may be subject to the federal alternative minimum tax ("AMT"). In compliance with the position of the staff of the Securities and Exchange Commission ("SEC"), New York Fund does not consider such bonds as Municipal Securities for purposes of the 80% limitation and, accordingly, its investments in securities subject to the alternative minimum tax may not exceed 20% of its assets. This is a fundamental policy for New York Fund so long as the SEC staff maintains its position, after which it would become non-fundamental. Each Fund's assets will consist of Municipal Securities and temporary investments, as described below, and cash.

Each Fund will not purchase illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 10% of a Fund's net assets value at the time of the transaction would be invested in such securities.

Unless specified to the contrary, the following policies are fundamental and may not be changed without the approval of a majority of the outstanding voting securities of a Fund which, under the 1940 Act, and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Fund.

As a matter of fundamental policy, the New York Fund may not:

(1) Purchase securities (other than securities of the United States Government, its agencies or instrumentalities or of a state or its political subdivisions) if as a result of such purchase more than 25% of the Fund's total assets would be invested in any one industry.

(2) Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer; except that, as to 50% of the value of the Fund's total assets, the Fund may invest up to 25% of its total assets in the securities of any one issuer. For purposes of this limitation, the Fund will regard as the issuer the entity that has the primary responsibility for the payment of interest and principal.

(3) Make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objective and policies).

(4) Borrow money except as a temporary measure for extraordinary or emergency purposes and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any money market instruments. (Any such borrowings under this section will not be collateralized.) If, for any reason, the current value of the Fund's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Fund will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary. The Fund will not borrow for leverage purposes and will not purchase securities or make investments while borrowings are outstanding.

(5) Make short sales of securities or purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions.

(6) Write, purchase or sell puts, calls or combinations thereof, although the Fund may purchase Municipal Securities subject to Standby Commitments, Variable Rate Demand Notes or Repurchase Agreements in accordance with its investment objective and policies.

(7) Purchase or retain the securities of any issuer if any of the officers or trustees of the Fund or its Advisor owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

(8) Invest for the purpose of exercising control or management of another issuer.

(9) Invest in commodities or commodity futures contracts or in real estate (or real estate limited partnerships) except that the Fund may invest in Municipal Securities secured by real estate or interests therein and securities of issuers that invest or deal in real estate.

(10) Invest in interests in oil, gas or other mineral exploration or development programs or leases, although it may invest in Municipal Securities of issuers that invest in or sponsor such programs or leases.

(11) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

(12)  Issue senior securities as defined in the 1940 Act.

As a matter of fundamental policy, the Pennsylvania Fund may not:

(1) Borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2) Issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3) Concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(4) Engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(5) Purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

(6) Purchase physical commodities or contracts relating to physical commodities;

(7) Make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The following policies are nonfundamental, which may be changed by the Board of Trustees without shareholder approval. As a matter of nonfundamental policy, the Pennsylvania Fund may not:

(i) Borrow money in an amount greater than one-third of its total assets, except for temporary or emergency purposes;

(ii) Lend portfolio securities in an amount greater than 5% of its total assets;

(iii) Invest more than 10% of net assets in illiquid securities.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.

As a matter of fundamental policy, the Florida, Michigan and New Jersey Funds each may not:

(1) Purchase securities (other than securities of the United States Government, its agencies or instrumentalities or of a state or its political subdivisions) if as a result of such purchase more than 25% of the Fund's total assets would be invested in any one industry, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

(2) Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer; except that, as to 50% of the value of the Fund's total assets, the Fund may invest up to 25% of its total assets in the securities of any one issuer, and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund. For purposes of this limitation, the Fund will regard as the issuer the entity that has the primary responsibility for the payment of interest and principal.

(3) Make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objective and policies).

(4) Borrow money except as a temporary measure for extraordinary or emergency purposes and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any money market instruments. (Any such borrowings under this section will not be collateralized.) If, for any reason, the current value of the Fund's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Fund will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary. The Fund will not borrow for leverage purposes and will not purchase securities or make investments while borrowings are outstanding.

(5) Make short sales of securities or purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions.

(6) Invest in commodities or commodity futures contracts or in real estate (or real estate limited partnerships) except that the Fund may invest in Municipal Securities secured by real estate or interests therein and securities of issuers that invest or deal in real estate.

(7) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities, and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

(8)   Issue senior securities as defined in the 1940 Act.

The Florida, Michigan and New Jersey Funds each have adopted the following nonfundamental restrictions, which may be changed by the Board of Trustees without shareholder approval. The Florida, Michigan and New Jersey Funds each may not:

(i) Write, purchase or sell puts, calls or combinations thereof, although the Fund may purchase Municipal Securities subject to Standby Commitments, Variable Rate Demand Notes or Repurchase Agreements in accordance with its investment objective and policies.

(ii) Invest for the purpose of exercising control or management of another issuer.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.


Master/feeder Fund Structure. The Board of Trustees has the discretion to retain the current distribution arrangement for a Fund while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

                       INVESTMENT POLICIES AND TECHNIQUES

General Investment Objective and Policies

Temporary Defensive Policies




From time to time, as a defensive measure, including periods when acceptable short-term Municipal Securities are not available, each Fund may invest in taxable "temporary investments" that include: obligations of the U.S. Government, its agencies or instrumentalities; debt securities rated within the two highest ratings of municipal securities assigned by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") for the New York Fund; debt securities rated within the two highest ratings by any NRSRO for the Florida, Michigan, New Jersey and Pennsylvania Funds; commercial paper rated within the two highest ratings by either Moody's or S&P for the New York Fund; commercial paper rated within the two highest ratings by any NRSRO for the Florida, Michigan, New Jersey and Pennsylvania Funds; certificates of deposit of domestic banks with assets of $1 billion or more; and any of the foregoing temporary investments subject to repurchase agreements. Under a repurchase agreement a Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during the Fund's holding period. Repurchase agreements with broker-dealer firms will be limited to obligations of the U.S. Government, its agencies or instrumentalities. Maturity of the securities subject to repurchase may exceed 397 days. Interest income from temporary investments is taxable to shareholders as ordinary income. Although a Fund is permitted to invest in taxable securities, it is each Fund's primary intention to generate income dividends that are not subject to federal income taxes and the income taxes of a particular state.

There can be no assurance that a Fund will achieve its objective or that it will maintain a net asset value of $1.00 per share.

The New York Fund will invest only in Municipal Securities that at the time of purchase: (a) are rated within the two highest ratings of municipal securities assigned by Moody's (Aaa or Aa), or assigned by S&P (AAA or AA); (b) are guaranteed or insured by the U.S. Government as to the payment of principal and interest; (c) are fully collateralized by an escrow of U.S. Government securities; (d) have at the time of purchase a Moody's short-term municipal securities rating of MIG-2 or higher or a municipal commercial paper rating of P-2 or higher, or S&P's municipal commercial paper rating of A-2 or higher; (e) are unrated, if longer-term municipal securities of that issuer are rated within the two highest rating categories by Moody's or S&P; or (f) are determined by the Board of Trustees or its delegate to be at least equal in quality to one or more of the above categories.

The Florida, Michigan, New Jersey and Pennsylvania Funds will invest only in Municipal Securities that at the time of purchase: (a) are rated within the two highest ratings of municipal securities assigned by Moody's, S&P, Duff Phelps, Inc., Fitch Investor's Services, Inc. or any other nationally recognized statistical rating organization ("NRSRO") as determined by the SEC; (b) are unrated, if in the discretion of the Board of Trustees or its delegate the Municipal Securities are determined to be at least equal in quality to one or more of the ratings in subparagraph (a) immediately above; or (c) are fully collateralized by an escrow of U.S. Government securities.

Moreover, although each Fund does not currently intend to do so on a regular basis, it may invest more than 25% of its assets in Municipal Securities that are repayable out of revenue streams generated from economically related projects or facilities, if such investment is deemed necessary or appropriate by the Funds' investment advisor. To the extent that the Funds' assets are concentrated in Municipal Securities payable from revenues on economically related projects and facilities, a Fund will be subject to the risks presented by such projects to a greater extent than it would be if a Fund's assets were not so concentrated. In seeking to achieve its investment objective, a Fund may invest all or any part of its assets in Municipal Securities that are industrial development bonds.

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Fund may engage or a financial instrument which a Fund may purchase are meant to describe the spectrum of investments that Deutsche Investment Management Americas Inc. (the "Advisor" or "DeIM"), in its discretion, might, but is not required to, use in managing a Fund's assets. The Advisor may, in its discretion, at any time, employ such practice, technique or instrument for one or more funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a Fund, but, to the extent employed, could, from time to time, have a material impact on the Fund's performance.

It is possible that certain investment practices and techniques described below may not be permissible for a Fund based on its investment restrictions, as described herein and in the Fund's prospectus.

Adjustable Rate Securities. The interest rates paid on the adjustable rate securities in which a fund invests generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are three main categories of indices: those based on US Treasury securities, those derived from a calculated measure such as a cost of funds index and those based on a moving average of mortgage rates. Commonly used indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate ("LIBOR"), the prime rate of a specific bank or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile.

The Mortgage-Backed Securities either issued or guaranteed by GNMA, FHLMC or FNMA ("Certificates") are called pass-through Certificates because a pro rata share of both regular interest and principal payments (less GNMA's, FHLMC's or FNMA's fees and any applicable loan servicing fees), as well as unscheduled early prepayments on the underlying mortgage pool, are passed through monthly to the holder of the Certificate (i.e., a fund). The principal and interest on GNMA securities are guaranteed by GNMA and backed by the full faith and credit of the US Government. FNMA guarantees full and timely payment of all interest and principal, while FHLMC guarantees timely payment of interest and ultimate collection of principal. Mortgage-Backed Securities from FNMA and FHLMC are not backed by the full faith and credit of the United States; however, they are generally considered to offer minimal credit risks. The yields provided by these Mortgage-Backed Securities have historically exceeded the yields on other types of US Government Securities with comparable maturities in large measure due to the prepayment risk discussed below.

If prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a fund generally will be able to reinvest such amounts in securities with a higher current rate of return. However, a fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments by a fund to exceed the maximum allowable annual or lifetime reset limits (or "cap rates") for a particular mortgage.

During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to a fund. Further, because of this feature, the value of adjustable rate mortgages is unlikely to rise during periods of declining interest rates to the same extent as fixed-rate instruments. As with other Mortgage-Backed Securities, interest rate declines may result in accelerated prepayment of mortgages, and the proceeds from such prepayments must be reinvested at lower prevailing interest rates.


One additional difference between adjustable rate mortgages and fixed rate mortgages is that for certain types of adjustable rate mortgage securities, the rate of amortization of principal, as well as interest payments, can and does change in accordance with movements in a specified, published interest rate index. The amount of interest due to an adjustable rate mortgage security holder is calculated by adding a specified additional amount, the "margin," to the index, subject to limitations or "caps" on the maximum and minimum interest that is charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period.


Bank and Savings and Loan Obligations. These obligations include negotiable certificates of deposit, bankers' acceptances, deposit notes, fixed time deposits or other short-term bank obligations. Certificates of deposit are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. A fund may invest in certificates of deposit of large domestic banks and their foreign branches, large US regulated subsidiaries of large foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion), and of smaller banks as described below. Although a fund recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness. Investment in certificates of deposit issued by foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investment in certificates of deposit issued by domestic branches of domestic banks, including the possible imposition of withholding taxes on interest income, the possible adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such certificates of deposit, or other adverse political or economic developments. In addition, it might be more difficult to obtain and enforce a judgment against a foreign branch of a domestic bank.

Certificates of Participation. Each Fund may purchase high quality Certificates of Participation in trusts that hold Municipal Securities. A Certificate of Participation gives each Fund an undivided interest in the Municipal Security in the proportion that each Fund's interest bears to the total principal amount of the Municipal Security. These Certificates of Participation may be variable rate or fixed rate. A Certificate of Participation may be backed by an irrevocable letter of credit or guarantee of a financial institution that satisfies rating agencies as to the credit quality of the Municipal Security supporting the payment of principal and interest on the Certificate of Participation. Payments of principal and interest would be dependent upon the underlying Municipal Security and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issue of Certificates of Participation is based primarily upon the rating of the Municipal Security held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue. The Advisor considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a Certificate of Participation and in determining whether the Certificate of Participation is appropriate for investment by each Fund. A fund will not purchase participation interests unless in the opinion of board counsel, counsel for the issuers of such participations or counsel. Selected by the Advisor, the interest from such participations is exempt from regular federal income tax and state income tax for a fund. It is anticipated by each Fund's Advisor that, for most publicly offered Certificates of Participation, there will be a liquid secondary market or there may be demand features enabling each Fund to readily sell its Certificates of Participation prior to maturity to the issuer or a third party. As to those instruments with demand features, each Fund intends to exercise its right to demand payment from the issuer of the demand feature only upon a default under the terms of the Municipal Security, as needed to provide liquidity to meet redemptions, or to maintain a high quality investment portfolio.

Commercial Paper. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by a fund will consist only of direct obligations issued by domestic and foreign entities.


Illiquid Securities and Restricted Securities. A fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

A fund's Board has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are:
(1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer]Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, a fund may be required to bear all or part of the registration expenses. A fund may be deemed to be an "underwriter" for purposes of the Securities Act of 1933, as amended when selling restricted securities to the public and, in such event, a fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

A fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

A fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a fund's decision to sell a restricted or illiquid security and the point at which a fund is permitted or able to sell such security, a fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of a fund.


Industrial Development and Pollution Control Bonds. Industrial Development and Pollution Control Bonds (which are types of private activity bonds), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Under federal tax legislation, certain types of Industrial Development Bonds and Pollution Control Bonds may no longer be issued on a tax-exempt basis, although previously issued bonds of these types and certain refundings of such bonds are not affected. For the purposes of a fund's investment limitation regarding concentration of investments in any one industry, industrial development or other private activity bonds ultimately payable by companies within the same industry will be considered as if they were issued by issuers in the same industry.

Interfund Borrowing and Lending Program. The funds have received exemptive relief from the SEC, which permits the Funds to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and
(2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with a fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the Funds are actually engaged in borrowing through the interfund lending program, the funds may borrow only in accordance with their fundamental and nonfundamental policies.

Letters of Credit. Municipal obligations, including certificates of participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks which, in the opinion of the Advisor, are of investment quality comparable to other permitted investments of a fund may be used for letter of credit backed investments.

Maintenance of $1.00 Net Asset Value, Credit Quality and Portfolio Maturity. Pursuant to a rule of the Securities and Exchange Commission, a money market fund effects sales, redemptions and repurchases at the net asset value per share, normally $1.00. In fulfillment of its responsibilities under that rule, a Fund's Board has approved policies established by the Funds' investment advisor reasonably calculated to prevent a Fund's net asset value per share from deviating from $1.00 except under unusual or extraordinary circumstances and a Fund's Board will periodically review the Advisor's operations under such policies at regularly scheduled Board meetings. Those policies include a weekly monitoring by the Advisor of unrealized gains and losses in a Fund's portfolio, and when necessary, in an effort to avoid deviation, taking corrective action, such as adjusting the maturity of the portfolio, or, if possible, realizing gains or losses to offset in part unrealized losses or gains. The result of those policies may be that the yield on shares of a Fund will be lower than would be the case if the policies were not in effect. Such policies also provide for certain action to be taken with respect to portfolio securities which experience a downgrade in rating or suffer a default.

Securities eligible for investment by a Fund are those securities which are generally rated (or issued by an issuer with comparable securities rated) in the highest short-term rating category by at least two rating services (or by one rating service, if no other rating agency has issued a rating with respect to that security). These securities are known as "first tier securities." Securities generally rated (or issued by an issuer with comparable securities rated) in the top two categories by at least two rating agencies (or one, if only one rating agency has rated the security) which do not qualify as first tier securities are known as "second tier securities." With respect to 75% of its total assets, a Fund will not invest more than 5% of its total assets in the securities of a single issuer, other than the U.S. Government. A Fund may not invest more than 5% of its total assets in securities which were second tier securities when acquired by the Fund.

The assets of a Fund consist entirely of cash items and investments having an effective maturity of 397 calendar days or less from the date of purchase (including investment in repurchase agreements, in which case maturity is measured by the repurchase date, without respect to the maturity of the underlying obligation). The term "Government securities," as used herein, means securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities. The portfolio of a Fund will be managed so that the average maturity of all instruments (on a dollar-weighted basis) will be 90 days or less. The average maturity of a Fund will vary according to the management's appraisal of money market conditions. A Fund will invest only in securities determined by the Advisor, pursuant to procedures adopted by the Board, to be of high quality with minimal credit risks.


Municipal Lease Obligations and Participation Interests. Participation interests represent undivided interests in municipal leases, installment purchase contracts, conditional sales contracts or other instruments. These are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or contracts. They may be variable rate or fixed rate.

A fund may purchase from banks participation interests in all or part of specific holdings of municipal obligations, provided the participation interest is fully insured. Each participation is backed by an irrevocable letter of credit or guarantee of the selling bank that the Advisor has determined meets the prescribed quality standards of a fund. Therefore, either the credit of the issuer of the municipal obligation or the selling bank, or both, will meet the quality standards of the particular fund. A fund has the right to sell the participation back to the bank after seven days' notice for the full principal amount of a fund's interest in the municipal obligation plus accrued interest, but only (i) as required to provide liquidity to a fund, (ii) to maintain a high quality investment portfolio or (iii) upon a default under the terms of the municipal obligation. The selling bank will receive a fee from a fund in connection with the arrangement. A fund will not purchase participation interests unless in the opinion of bond counsel, counsel for the issuers of such participations or counsel selected by the Advisor, the interest from such participations is exempt from regular federal income tax and state income tax for a fund.


A municipal lease obligation may take the form of a lease, installment purchase contract or conditional sales contract which is issued by a state or local government and authorities to acquire land, equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal lease obligations frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title in the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovery or the failure to fully recover a fund's original investment.

Certain municipal lease obligations and participation interests may be deemed illiquid for the purpose of a fund's limitation on investments in illiquid securities. Other municipal lease obligations and participation interests acquired by a fund may be determined by the Advisor to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and participation interests, the Advisor will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Advisor will consider factors unique to particular lease obligations and participation interests affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a fund.

A fund may purchase participation interests in municipal lease obligations held by a commercial bank or other financial institution. Such participations provide a fund with the right to a pro rata undivided interest in the underlying municipal lease obligations. In addition, such participations generally provide a fund with the right to demand payment, on not more than seven days' notice, of all or any part of such fund's participation interest in the underlying municipal lease obligation, plus accrued interest.


A Fund may also invest in a municipal lease obligation by purchasing a participation interest in a municipal lease obligation.

Municipal Securities, such as industrial development bonds, are issued by or on behalf of public authorities to obtain funds for purposes including privately operated airports, housing, conventions, trade shows, ports, sports, parking or pollution control facilities or for facilities for water, gas, electricity or sewage and solid waste disposal. Such obligations, which may include lease arrangements, are included within the term Municipal Securities if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Securities, although current federal tax laws place substantial limitations on the size of such issuers.

Municipal Securities which a Fund may purchase include, without limitation, debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities.

Tax anticipation notes typically are sold to finance working capital needs of municipalities in anticipation of receiving property taxes on a future date. Bond anticipation notes are sold on an interim basis in anticipation of a municipality issuing a longer-term bond in the future. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as those available under the Federal Revenue Sharing Program. Construction loan notes are instruments insured by the Federal Housing Administration with permanent financing by Fannie Mae or "Ginnie Mae" (the Government National Mortgage Association) at the end of the project construction period. Pre-refunded municipal bonds are bonds which are not yet refundable, but for which securities have been placed in escrow to refund an original municipal bond issue when it becomes refundable. Tax-free commercial paper is an unsecured promissory obligation issued or guaranteed by a municipal issuer. Each Fund may purchase other Municipal Securities similar to the foregoing, which are or may become available, including securities issued to pre-refund other outstanding obligations of municipal issuers.

Dividends representing net interest income received by each Fund on Municipal Securities will normally be exempt from federal income tax when distributed to each Fund's shareholders. Such dividend income may be subject to state and local taxes. Each Fund's assets will consist of Municipal Securities, taxable temporary investments as described below and cash. Each Fund considers short-term Municipal Securities to be those that mature in 397 days or less. Examples of Municipal Securities that are issued with original maturities of one year or less are short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes, pre-refunded municipal bonds, warrants and tax-free commercial paper.

Municipal Securities generally are classified as "general obligation" or "revenue" issues. General obligation bonds are secured by the issuer's pledge of its full credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Industrial development bonds held by each Fund are in most cases revenue bonds and generally are not payable from the unrestricted revenues of the issuer, and do not constitute the pledge of the credit of the issuer of such bonds. Among other types of instruments, each Fund may purchase tax-exempt commercial paper, warrants and short-term municipal notes such as tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax payments, the proceeds of bond placements or other revenues. Each Fund may invest in short-term "private activity" bonds.

The Federal bankruptcy statutes relating to the adjustments of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material adverse changes in the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states and legislation has been introduced to effect changes in public school finances in some states. In other instances, there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law that ultimately could affect the validity of those Municipal Securities or the tax-free nature of the interest thereon.

Repurchase Agreements. Each Fund may invest in repurchase agreements, which are instruments under which the Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during the Fund's holding period. Maturity of the securities subject to repurchase may exceed 397 days. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income.

The Fund may enter into repurchase agreements with any member bank of the Federal Reserve System or any domestic broker/dealer which is recognized as a reporting government securities dealer if the creditworthiness of the bank or broker/dealer has been determined by the Advisor to be at least as high as that of other obligations the Fund may purchase or to be at least equal to that of issuers of commercial paper rated within the two highest grades assigned by Moody's, S&P or Duff.

A repurchase agreement provides a means for the Fund to earn taxable income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Fund) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on the date of repurchase. In either case, the income to the Fund (which is taxable) is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry system.

It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by that Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterized the transaction as a loan and the Fund has not perfected an interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund is at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case the Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

Section 4(2) Paper. Subject to its investment objectives and policies, a fund may invest in commercial paper issued by major corporations under the Securities Act of 1933 in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. A fund also may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by
Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as a fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction.
Section 4(2) paper normally is resold to other institutional investors like a fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Advisor considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, pursuant to procedures approved by a fund's Board, if a particular investment in Section 4(2) paper is not determined to be liquid, that investment will be included within the limitation of a fund on illiquid securities. The Advisor monitors the liquidity of its investments in Section 4(2) paper on a continuing basis.

Securities Backed by Guarantees. Each fund may invest in securities backed by guarantees from banks, insurance companies and other financial institutions. A money market fund's ability to maintain a stable share price may depend upon such guarantees, which are not supported by federal deposit insurance. Consequently, changes in the credit quality of these institutions could have an adverse impact on securities they have guaranteed or backed, which could cause losses to a fund and affect its share price.

Stand-by Commitments. A stand-by commitment is a right acquired by a fund, when it purchases a municipal obligation from a broker, dealer or other financial institution ("seller"), to sell up to the same principal amount of such securities back to the seller, at a fund's option, at a specified price. Stand-by commitments are also known as "puts." The exercise by a fund of a stand-by commitment is subject to the ability of the other party to fulfill its contractual commitment.

Stand-by commitments acquired by a fund may have the following features: (1) they will be in writing and will be physically held by a fund's custodian; (2) a fund's right to exercise them will be unconditional and unqualified; (3) they will be entered into only with sellers which in the Advisor's opinion present a minimal risk of default; (4) they will not be transferable, but municipal obligations purchased subject to such commitments may be sold to a third party at any time, even though the commitment is outstanding; and (5) their exercise price will be (i) a fund's acquisition cost (excluding any accrued interest which a fund paid on their acquisition), less any amortized market premium or plus any amortized original issue discount during the period a fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date.

A fund expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a fund will pay for stand-by commitments, either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitments.

It is difficult to evaluate the likelihood of use or the potential benefit of a stand-by commitment. Therefore, it is expected that the Advisor will determine that stand-by commitments ordinarily have a "fair value" of zero, regardless of whether any direct or indirect consideration was paid. However, if the market price of the security subject to the stand-by commitment is less than the exercise price of the stand-by commitment, such security will ordinarily be valued at such exercise price. Where a fund has paid for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held.

The Advisor understands that the Internal Revenue Service (the "Service") has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The Service has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The Service has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. A fund intends to take the position that it owns any municipal obligations acquired subject to a Stand-by Commitment and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Service will agree with such position in any particular case.

Third Party Puts. A fund may purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing a fund at specified intervals to tender (or "put") the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. A fund receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond or a loss of the bond's tax-exempt status, the put option will terminate automatically, the risk to a fund will be that of holding such a long-term bond, and the weighted average maturity of a fund's portfolio and the fund's liquidity would be adversely affected.

These bonds coupled with puts may present the same tax issues as are associated with Stand-By Commitments. As with any Stand-By Commitments acquired by a fund, a fund intends to take the position that it is the owner of any municipal obligation acquired subject to a third-party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Internal Revenue Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the Advisor seeks to manage a fund's portfolio in a manner designed to minimize any adverse impact from these investments.

US Government Securities. There are two broad categories of US
Government-related debt instruments: (a) direct obligations of the US Treasury, and (b) securities issued or guaranteed by US Government agencies.


Examples of direct obligations of the US Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the US Treasury. These instruments are backed by the "full faith and credit" of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the US Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the US Treasury, there is no guarantee that the US Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

US Government Securities may include "zero coupon" securities that have been stripped by the US Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a US Government agency or instrumentality.


Interest rates on US Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day US Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

Variable Rate Securities. A fund may invest in Variable Rate Securities, instruments having rates of interest that are adjusted periodically or that "float" continuously according to formulae intended to minimize fluctuation in values of the instruments. The interest rate of Variable Rate Securities ordinarily is determined by reference to or is a percentage of an objective standard such as a bank's prime rate, the 90-day US Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Some Variable Rate Demand Securities ("Variable Rate Demand Securities") have a demand feature entitling the purchaser to resell the securities at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest. As is the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some objective standard intended to minimize fluctuation in the values of the instruments. A fund determines the maturity of Variable Rate Securities in accordance with Rule 2a-7, which allows a fund to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

When-Issued Securities. A fund may purchase and sell securities on a when-issued or delayed delivery basis. A when-issued or delayed delivery transaction arises when securities are bought or sold for future payment and delivery to secure what is considered to be an advantageous price and yield to a fund at the time it enters into the transaction. In determining the maturity of portfolio securities purchased on a when-issued or delayed delivery basis, a fund will consider them to have been purchased on the date when it committed itself to the purchase.

A security purchased on a when-issued basis, like all securities held by the Funds are subject to changes in market value based upon changes in the level of interest rates and investors' perceptions of the creditworthiness of the issuer. Generally such securities will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore if, in order to achieve higher interest income, a fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of a fund's assets will vary from $1.00 per share because the value of a when-issued security is subject to market fluctuation and no interest accrues to the purchaser prior to settlement of the transaction.

Each Fund will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but a fund reserves the right to sell these securities before the settlement date if deemed advisable. The sale of these securities may result in the realization of gains that are not exempt from federal income tax.

STATE SPECIFIC RISK FACTORS

The following information as to certain risk factors is given to investors because each Fund concentrates its investments in either Florida, Michigan, New Jersey, New York or Pennsylvania Municipal Securities (as defined herein). Such information constitutes only a summary, does not purport to be a complete description and is based upon information from official statements relating to securities offerings of Florida, Michigan, New Jersey, New York and Pennsylvania issuers and other sources of economic data.

Florida Fund

The State of Florida has grown dramatically since 1990 and as of January 1, 2003 ranked fourth nationally with an estimated population of 16.851 million. Florida's population grew by almost 700,000 persons, or a growth rate of 4.3 percent, during the first two years of the new decade. Florida's growth rate during the 1990's was 23.5% compared to a 13.2% growth rate during that same period for the entire U.S. It is estimated that Florida's population will grow to 18.7 million by April 2010.

Florida's economy reflects problems in the national economy and the current declines in the stock markets. Florida's revenue has been falling during the past two fiscal years. For fiscal year 2001-2002, the estimated General Revenue plus Working Capital and Budget Stabilization funds totaled $20,983 million, a 1% decrease over 2000-2001, compared with a 1% increase in the prior fiscal year and a 6% increase in the 1999-2000 fiscal year. Revenue forecasts for the current fiscal year 2002-2003 are also being reduced. The General Revenue, plus Working Capital and Budget stabilization funds for the current fiscal year 2002-2003 are estimated to be $20.828 million, a 0.7% drop from the prior fiscal year. The estimate includes a mid-year adjustment to the estimates which reduced estimates, but only slightly (by $27.0 million or -0.14%) because better than expected collections over the first few months of the fiscal year offset expected weaker collections over the rest of this fiscal year. The latest available economic forecast shows a more significant impact on the 2003-04 fiscal year. During that time period revenues are now expected to be $20.440 million or -1.6% lower than what was previously forecast and slightly lower than expected collections in the current fiscal year. Most of the reduction is due to a lower forecast for the sales tax. The estimate of estate tax collections has also been lowered as a lower stock market forecast produces lower valuations of assets. Positive adjustments include an increase in the documentary stamp taxes as the refinancing environment remains positive due to a lower interest rate forecast. Lower refunds of taxes paid, particularly with regard to the corporate income tax, also helped to offset the reduction in sales tax.

The 6% Sales Tax is Florida's single largest source of revenue, accounting for about 73% of Net General Revenues during fiscal 2001-2002. A March 2003 estimate shows an expected drop in the sales tax revenue of about $16 million from a prior estimate, though slightly increased over the prior year, and a total estimated increase in overall general revenues of only about 1.5% from fiscal year 2001-2002. The new revenue estimates reduce the projected surplus at the end of the current fiscal year to $130.2 million, or 0.6% of the Net General Revenue. This does not include a balance of $958.9 million in the Budget Stabilization Fund. For the 2003-04 fiscal year, the most recent revenue estimates, in combination with other non-tax revenue sources, provide for total General Revenue funds of $20,439.8 million, or $278.9 million less than expected from prior estimates.

Florida voters approved a constitutional amendment in November of 1994, which places a limit on the rate of growth in State revenues, limiting such growth to no more than the growth rate in Florida personal income. In any year, the revenue limit is determined by multiplying the average annual growth rate in Florida personal income over the previous five years by the maximum amount of revenue permitted under the limitation in the previous year. State revenues collected for any fiscal year in excess of the limitation are to be transferred to the Budget Stabilization Fund until such time that the fund reaches its maximum (10% of general revenue collections in the previous fiscal year) and then are to be refunded to taxpayers as provided by general law. The Legislature, by a two-thirds vote of the membership of each house, may increase the allowable State revenue for any fiscal year. State revenue for this purpose, is defined, with certain Constitutional limitations, as taxes, licenses, fees, and charges for services imposed by the Legislature on individuals, businesses or agencies outside of State government. The Florida Constitution requires that in the event there is a transfer of responsibility for the funding of governmental functions between the State and other levels of government, an adjustment to the revenue limitation is to be made by general law to reflect the fiscal impact of this shift.

Florida's job market continues to reflect the nationwide economic down turn. The State's May 2003 seasonally adjusted unemployment rate was 5.1% percent, a slight improvement over the 5.4% rate of May 2002, but .6 of a percentage point higher than the May 2001 rate of 4.4% and 1.5 percentage points higher than the 3.6% rate of May 2000. Out of a civilian labor force of 8,077,000 in May of 2003 there were 395,000 jobless Floridians. The U.S. unemployment rate was 6.1% in May of 2003, compared to 5.8% in May of 2002.

Florida's total nonagricultural employment as of June 2003, increased by about 120,000 jobs, or about 1.5% from a year ago. Although the overall employment numbers increased during the past year, certain key industries, notably construction and manufacturing, showed decreases in employment. Also, while employment increased somewhat during the past year, the overall labor force available to work also increased by about 50,000 persons. The services' industry employment, Florida's largest industry, increased by about 100,000 jobs during the year. The State is gradually becoming less dependent on employment related to construction, agriculture and manufacturing, and more dependent on employment related to trade and services. However, in June 2003, services constituted 35.6% of the State's non-farm jobs, down from almost 38% the prior year and trade constituted 22.6% of the State's non-form jobs, down from 25% the prior year.

Reflecting the slowdown in the national economy, the construction industry lost almost 6,000 jobs over the year, a decrease of about 1% for the year. Finance, insurance and real estate and government experienced year-to-year increases of 1,600 jobs and 5,300 jobs, respectively, a much slower growth than in prior years.

Tourism is one of Florida's most important industries. According to Visit Florida (formerly the Florida Tourism Commission), an estimated 76.2 million people visited the State in 2002, up 9.8% from the revised estimate of 69.5 million persons in 2001 and ahead of the 72.7 million people who visited the State in 2000. The approximate 4% drop in visitors from 2000 to 2001 appears to be attributable to both the events of September 11th as well as the downturn in the economy. Tourists effectively represent additional residents, spending their dollars predominantly at eating and drinking establishments, hotels and motels, and amusement and recreation parks. Their expenditures generate additional business activity and State tax revenues. The State's tourist industry over the years has become more sophisticated, attracting visitors year-round, thus to a degree, reducing its seasonality.

Florida has had substantial population increases over the past few years and these are expected to continue. It is anticipated that corresponding increases in State revenues will be necessary during the next decade to meet increased burdens on the various public and social services provided by the State. Florida has also experienced a diversifying economic base as technology related industry, healthcare and financial services have grown into leading elements of Florida's economy, complementing the State's previous reliance primarily on agriculture and tourism. With the increasing costs and capital needs related to its growing population, Florida's ability to meet its expenses will be dependent in part upon the State's continued ability to foster business and economic growth. Florida has also increased its funding of capital projects through more frequent debt issuance rather than its historical pay-as-you go method.

Florida's 1997 tobacco settlement, as amended in 1998, is expected to total $13 billion over a 25-year period. The settlement anticipates that the State of Florida will use the funds for children's health care coverage and other health-related services, to reimburse the State of Florida for medical expenses incurred by the State, and for mandated improvements in State enforcement efforts regarding the reduction of sales of tobacco products to minors. For fiscal year 2002-2003 the State is expected to have available $590.3 million from the tobacco settlement. These funds are to be used primarily for health care purposes.

Florida has a moderate debt burden. As of June 30, 2002 full faith and credit bonds totaled $9.920 billion and revenue bonds totaled $5.842 billion for a total debt of $15.762 billion. Full faith and credit debt per capita at June 30, 2002 was $594.63, up about 3.4% from the prior year. In fiscal year 2001-20002, debt service as a percent of Governmental Fund expenditures was only 1.65%, down from 1.8% in the prior fiscal year. In recent years debt issuance for the State has been increasing. The State brought a new indenture to the market in late Fiscal Year 1998, the Florida Lottery Bonds. These bonds will finance capital improvements for Florida schools. As of mid July 2003, Moody's and S&P rated the State's general obligation debt Aa2 and AA+, respectively.

Michigan Fund

The principal sectors of Michigan's economy are manufacturing of durable goods (including automobile and office equipment manufacturing), tourism and agriculture. As reflected in historical employment figures, the State's economy has lessened its dependence upon durable goods manufacturing. In 1960, employment in such industry accounted for 33% of the State's workforce. This figure fell to 12% by 2002. Moreover, manufacturing (including auto-related manufacturing) continues to be an important part of the State's economy. These industries are highly cyclical. This factor could adversely affect the revenue streams of the State and its political subdivisions because of its impact on tax sources, particularly sales taxes, income taxes and single business taxes.

Historically, the average monthly unemployment rate in the State has been higher than the average figures for the United States. Contrary to that prior historical trend, however, in recent years, the average monthly unemployment rates in the State were less than the national averages but again exceeded the national average in 2001 and 2002. For 2000, 2001 and 2002 the average monthly unemployment rates in the State were 3.6%, 5.3% and 6.2%, respectively, as compared to national averages of 4.0%, 4.8% and 5.8%, respectively.

Budget. The budget of the State is a complete financial plan and encompasses the revenues and expenditures, both operating and capital outlay, of the General Fund and special revenue funds. The budget is prepared on a basis consistent with generally accepted accounting principles (GAAP). The State's Fiscal Year begins on October 1 and ends September 30 of the following year. Under State law, the executive budget recommendations for any fund may not exceed the estimated revenue thereof, and an itemized statement of estimated revenues in each operating fund must be contained in an appropriation bill as passed by the State legislature, the total of which may not be less than the total of all appropriations made from the fund for that fiscal year. The State Constitution provides that proposed expenditures from and revenues of any fund must be in balance and that any prior year's surplus or deficit in any fund must be included in the succeeding year's budget for that fund.

The State's Constitution limits the amount of total State revenues that may be raised from taxes and other sources. State revenues (excluding federal aid and revenues used for payment of principal and interest on general obligation bonds) in any fiscal year are limited to a specified percentage of State personal income in the prior calendar year or average of the prior three calendar years, whichever is greater. The State may raise taxes in excess of the limit in emergency situations.

The State finances its operations through the State's General Fund and special revenue funds. The General Fund receives revenues that are not specifically required to be included in the special revenue funds. Approximately 49 percent of General Fund revenues are obtained from the payment of State taxes and approximately 51 percent from federal and non-tax revenue sources. Tax revenues credited to the General Fund include the State's personal income tax, single business tax, use tax, and sales tax. In addition the State levies various other taxes. Approximately two-thirds of total General Fund expenditures are made for education, and by the State's family Independence Agency and Department of Community Health.

The governor's executive budget for fiscal year 2002-2003 was submitted to the State Legislature on February 7, 2002. Due to the continued slowing of the economy, the revenue estimates for fiscal year 2002-03 have been adjusted downward from the May 2002 consensus forecast. Under the State's Constitution and State law, a lower revenue estimate still requires the State to maintain a balanced budget for the 2002-03 fiscal year. On December 5, 2002, the Governor presented an Executive Order to satisfy the balanced budget requirements through expenditure reductions in the amount of $337,396,891. Both the House and Senate appropriations committees approved the Executive Order. On February 19, 2003, the Governor presented Executive Order 2003-3 and other actions as a budget reduction package to correct a fiscal year 2003 shortfall of $158.3 million. The House and Senate Appropriations Committees adopted EO 2003-3 on February 19, 2003. Legislation has been introduced and is being acted upon by the Legislature to enact the rest of the budget reduction package.

The governor's executive budget for fiscal year 2003-2004 was submitted to the State Legislature on March 6, 2003.

The State maintains a Counter-Cyclical Budget and Economic Stabilization Fund (the "BSF") which accumulates balances during the years of significant economic growth and which may be utilized during periods of budgetary shortfalls. Calculated on an accrual basis, the unreserved ending balance of the BSF was $1,000.5 million on September 30, 1998, $1,222.5 million on September 30, 1999, $1,264.4 million on September 30, 2000, $994.2 million on September 30, 2001, and $145.2 million on September 30, 2002. Currently enacted legislation authorizes withdrawals of up to $239.0 million during fiscal year 2002-03.

Debt. The State Constitution limits State general obligation debt to (i) short-term debt for State operating purposes which must be repaid in the same fiscal year in which it is issued and which cannot exceed 15% of the undedicated revenues received by the State during the preceding fiscal year, (ii) short- and long-term debt unlimited in amount for the purpose of making loans to school districts and (iii) long-term debt for voter-approved purposes.

The State has issued and has outstanding general obligation full faith and credit bonds and notes for environmental and natural resource protection, recreation and school loan purposes totaling, as of September 30, 2002, approximately $1.08 billion. In April and May of 2003, the State issued $69.465 million in general obligation bonds for school loan purposes.

In May 2003, the State issued $1,246.54 million in general obligation notes which mature on September 30, 2003. In November 1998, the State's voters approved the issuance of $800 million in general obligation bonds for environmental protection and recreational purposes; of this amount approximately $114 million remains to be issued as of September 30, 2002. In November 1998, the State's voters approved the issuance of $675 million in general obligation indebtedness for environmental and other purposes; of this amount approximately $522 million remains to be issued as of September 30, 2002. Michigan's State Administrative Board has authorized the issuance of multi-modal general obligation school loan bonds in the amount of $325.0 million. There were as of May 28, 2003 $267.02 million of such bonds outstanding. The State provides self liquidity on these bonds.

In addition, at the November 2002 general election, a majority of Michigan voters approved the issuance of $1.0 billion in general obligation indebtedness to assist municipalities in financing water quality and water pollution control projects.

Other Issuers of Michigan Municipal Obligations. There are a number of State agencies, instrumentalities and political subdivisions of the State that issue bonds, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from obligations backed by the full faith and credit of the State.

Ratings. As of June 26, 2003, the State's general obligation bonds are rated "Aaa" by Moody's, "AAA" by S&P and "AA+" by Fitch. On March 27, 2003, Moody's placed the State's general obligation ratings on Watchlist for possible downgrade. On March 17, 2003, S&P revised the State's outlook to negative.

Litigation. The State is a party to various legal proceedings seeking damages or injunctive or other relief. In addition to routine litigation, certain of these proceedings could, if unfavorably resolved from the point of view of the State, substantially affect State programs or finances. As of June 26, 2003, these lawsuits involve programs generally in the areas of corrections, tax collection, commerce and budgetary reductions to school districts and governmental units and court funding. The ultimate disposition and consequences of these proceedings was not determinable as of June 26, 2003.

New Jersey Fund

New Jersey is the ninth largest state in population and the fifth smallest in land area. With an average of approximately 1,134 persons per square mile, it is the most densely populated of all the states. The State's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture.

During calendar year 2001, New Jersey experienced an economic slowdown similar to the rest of the nation. Although average annual employment grew for the ninth consecutive year, it marked the slowest pace since recovery began in 1993 and was well below the 2.4% growth in 2000. The average annual rate of growth in employment fell to 0.7% in 2001 adding under 30,000 jobs. Employment gains were primarily spread across the service producing industries with particularly strong growth in financial services (6,600 jobs), health services (7,900 jobs) and engineering and management services (7,100 jobs). The average annual growth in retail trade was 2,300 jobs; however, wholesale trade lost over 6,000 jobs. The government sector grew by a 2% average annual rate last year.

Most of the job losses were concentrated in manufacturing, a sector that has been declining for more than a decade. Transportation, utilities and business services also lost jobs in 2001. The slower employment growth in 2001 was compounded by the tragic events of September 11, 2001.

With the weakening in the labor market conditions, New Jersey's personal income growth moderated to a 4.5% rate in 2001, substantially below the record pace of 8.2% in 2000. Softness in the State's economy also led to retail sales growth of under 7%, compared with the almost 9% rate recorded in 2000. Low inflation, approximately 3%, continues to benefit New Jersey consumers and businesses. Low interest rates continue to support spending on housing and other consumer durable goods in the State.

In 2001, home building decreased from the 12-year high level that occurred in 2000. Housing starts were at an annual rate of approximately 29,000 units, down 16% from the 2000 rate of 34,000 units. Sales of existing homes continued to slide, consistent with the prior year. New vehicle registrations remained above the 600,000 level; however, the growth rate of registrations fell to -3.5% in 2001, which is significantly below the record growth rates of 1999 and 2000. Auto sales and registration occurred at an exceptional rate in October and November 2001 due primarily to promotional financing.

New Jersey's unemployment rate rose to 4.2% in 2001 but remained below the national rate. The unemployment rate climbed in early 2002, peaking at 5.6% in March 2002. Joblessness, however, has started to level off, declining to 5.3% in August 2002. Although current growth in the job market is still weak, New Jersey's employment level continues to remain above the 4 million mark.

The economic recovery is expected to remain uneven over the near term, but to continue in view of growth in productivity and low interest rates. Economic activity is expected to accelerate throughout 2003.

New Jersey's economy is expected to follow the national trend in 2003. Employment growth is projected to grow moderately at 1%+ in 2003. Personal income growth in New Jersey is expected to pick up slightly in 2003. Housing starts are expected to ease to around 26,000+ units during the next year, substantially below the 34,000+ units reached in 2000. New vehicle registrations are projected to moderate from the near record set in 2000 but remain close to 600,000 units in 2003. Inflation is expected to remain modest, below 3% in 2003. To a large extent, the future direction of economic recovery nationally and in New Jersey hinges on assumptions of no further terrorist attacks, supportive monetary and fiscal stimulus, low energy prices, a stable dollar, minimal disruptions from corporate collapses similar to Enron and WorldCom, and no further turmoil in the financial markets.

The State and the nation may experience further near-term slow growth and the expected recovery may stall into late 2003 if consumers, investors, and businesses remain more cautious than currently assumed. However, the fundamentals of the State's economic health remain stable and the long run prospects for economic growth of the State in 2003 and beyond are favorable.

The State operates on a fiscal year beginning July 1 and ending June 30. The State closed recent fiscal years with surpluses in the general fund (the fund into which all State revenues not otherwise restricted by statute are deposited and from which the appropriations are made) of $228 million in 1998, $276 million in 1999 and $188 million in 2000. It was estimated that Fiscal Year 2001 would end with a surplus of $101 million and that Fiscal Year 2002 would end with a surplus of $155 million. The Fiscal Year 2000 figure included payment of $112.8 million from the settlement of the litigation with the tobacco companies. The Fiscal year 2001 and 2002 estimates included anticipated payments of $153.2 million and $293.4 million, respectively, from the settlement of the litigation with the tobacco companies.

In fiscal year 2002, New Jersey experienced an approximately $3 billion deficit. New Jersey also faces a $5.3 billion structural deficit for fiscal year 2003. New Jersey expects to eliminate the 2003 deficit by increasing taxes and other revenues by nearly $2.9 billion and reducing spending by nearly $2.4 billion.

The State's Fiscal Year 2003 revenue projections are based on moderate overall economic growth. Total general fund and available revenues are projected to be $23.4 billion. Of this amount 39.9% is recommended for State Aid to Local Governments, 32.0% is recommended for Grants-in-Aid, 21.7% is recommended for Direct State Services, 2.0% is recommended for Debt Service on State general obligation bonds and 4.4% is recommended for Capital Construction. Of these appropriations, the largest recommended State Aid appropriation in the amount of $7,620.8 million is provided for local elementary and secondary education programs. The second largest portion of recommended appropriation in Fiscal Year 2003 is for Grants-in-Aid, totaling $7,506.3 million, which represents payments to individuals or public or private agencies for benefits to which a recipient is entitled to by law, or for the provision of services on behalf of the State. Of this amount the largest amount recommended is for programs administered by the Department of Human Services. The third largest portion of recommended appropriations in Fiscal Year 2003 is applied to Direct State Services which supports the operations of State government's departments, the Executive Office, several commissions, the State Legislature and the Judiciary. This amount totals $5,070.2 million for Fiscal Year 2003, of which the largest amounts are recommended for programs administered by the Department of Human Services and the Department of Law and Public Safety.

In Fiscal Year 1992 the State initiated a program under which it issued tax and revenue anticipation notes to aid in providing effective cash flow management to fund balances which occur in the collection and disbursement of the General Fund and Property Tax Relief Fund revenues. The State has authorized the issuance of up to $3.1 billion of such assets for Fiscal Year 2003. The State issued notes in the amount of $1.9 billion on July 23, 2002. Such notes were payable on June 12, 2003. Such tax and revenue anticipation notes do not constitute a general obligation of the State or a debt or liability within the meaning of the State constitution. Such notes constitute special obligations of the State payable solely from moneys on deposit in the General Fund and the Property Tax Relief Fund and legally available for such payment.

The State finances certain capital projects through the sale of the general obligation bonds of the State. These bonds are backed by the full faith and credit of the State. Certain state tax revenues and certain other fees are pledged to meet the principal payments, interest payments, redemption premium payments, if any, required to fully pay the bonds. As of June 30, 2002, the State's outstanding general obligation bonded indebtedness totaled $3.17 billion.

At any given time, there are various numbers of claims and cases pending against the State, State Agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Claims Act. The State does not formally estimate its reserve representing a potential exposure for these claims and cases. The State is unable to estimate its exposure for these claims and cases.

The State routinely receives notices of claims seeking substantial sums of money. The majority of those claims have historically proven to be of substantially less value than the amount originally claimed. Under the New Jersey Tort Claims Act, any tort litigation against the State must be preceded by a notice of claim, which affords the State the opportunity for a six month investigation prior to the filing of any suit against it.

In addition, at any given time, there are various numbers of contracts and other claims against the State, among other parties, arising from the alleged disposal of hazardous waste. Claimants in such matters are seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. The State is unable to estimate its exposure for these claims.

The State is a party in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Adverse judgments in these and other matters could have the potential for either a significant loss of revenue or a significant unanticipated expenditure by the State.

The State's general obligation ratings are rated Aa2 by Moody's and AA by S&P. New Jersey's strong economic growth during the past decade support its strong credit rating. The State's combined debt burden is above average but is mitigated by New Jersey's high wealth levels. Although these ratings indicate that the State is in relatively good economic health, there can be no assurance that this will continue or that particular bond issues may not be adversely affected by changes in the State or local economic or political conditions. It should be noted that the creditworthiness of obligations issued by local New Jersey issuers may be unrelated to the creditworthiness of obligations issued by the State of New Jersey, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

New York Fund

Some of the significant financial considerations relating to the New York Fund's investments in New York Municipal Obligations are summarized below. This summary information is not intended to be a complete description and is principally derived from the Annual Information Statement of the State of New York as supplemented and contained in official statements relating to issues of New York Municipal Obligations that were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in those official statements have not been independently verified.

The State of New York's most recent fiscal year began on April 1, 2003 and ends on March 31, 2004. The most recent published Annual Information Statement was dated May 30, 2003.

Special Considerations. Many complex political, social, and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and events that are not subject to the State's control. The Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. The Division of the Budget ("DOB") believes that its current estimates related to the performance of the State and national economies are reasonable. However, there can be no assurance that actual results will not differ materially and adversely from the current forecast.

Based on current projections, the 2003-04 Financial Plan depends in part on the implementation of a fiscal management plan to maintain budget balance in the current fiscal year. The plan currently under development by DOB is expected to contain a range of actions that can be implemented administratively, as well as proposals that may require legislative approval. The fiscal management plan will also integrate savings from the Federal aid package enacted by Congress on May 23, 2003. DOB estimates the Federal package will provide the State and localities a total of $2.1 billion in fiscal relief over the next two State fiscal years, consisting of a temporary 2.95 percent increase in the Federal matching rate for State Medicaid expenditures (valued at $1.5 billion) and unrestricted aid payments (valued at $645 million). The Federal aid is expected to enhance the State's flexibility in preparing the fiscal management plan and maintaining a balanced budget in the 2003-04 fiscal year.

The State Constitution provides that the State legislature (the "Legislature") may not alter an appropriation bill submitted by the Governor of New York (the "Governor") except to strike out or reduce items, or to add appropriations that are stated separately and distinctly from the original appropriations. A number of court cases have interpreted and clarified the Legislature's powers to act on the appropriations contained in the Executive Budget. In light of the provisions of the State Constitution and existing case law, the Executive believes that the Legislature, in enacting changes to the Governor's Executive Budget for 2003-04, may have acted in a manner that violates State constitutional and statutory requirements.

Labor contracts between the State and most State employee unions expired on March 31, 2003 and collective bargaining negotiations are underway on a new round of contracts. The Financial Plan contains no reserves to finance potential new costs related to any new labor agreements. DOB projects that every one percent increase in salaries for all State employees would result in a General Fund Financial Plan cost of approximately $80 million.

DOB expects the State's cash flow position to experience pressure in the first quarter of the 2004-05 fiscal year. A number of administrative options are available to DOB to manage General Fund cash flow needs during any fiscal year. The State is prohibited from issuing seasonal notes in the public credit markets to finance cash flow needs, unless the State satisfies certain restrictive conditions imposed under the Local Government Assistance Corporation ("LGAC") statute and related bond covenants.

An ongoing risk to the Financial Plan arises from the potential impact of certain litigation and Federal disallowances now pending against the State, which could produce adverse effects on the State's projections of receipts and disbursements. For example, the Federal government has issued a draft disallowance for certain claims, and deferred the payment of other claims, submitted by school districts related to school supportive health services. It is unclear at this time what impact, if any, such disallowances may have on the State Financial Plan in the current year or in the future. The Financial Plan assumes no significant Federal disallowances or other Federal actions that could adversely affect State finances.

In the past, the State has taken management actions to address potential financial plan shortfalls, and DOB believes it could take similar actions should adverse variances occur in its projections for the current fiscal year. To help guard against such risks, the State is maintaining a total of $730 million in General Fund reserves, after implementation of the fiscal management plan.

State Economy. The September 11th terrorist attack had a more severe impact on the New York economy than on that of any other state. Therefore, not surprisingly, the State's economy is only now emerging from the most recent recession.

DOB now estimates that State employment fell 1.8 percent in 2002, and wage income is estimated to have declined 3.8 percent. The unemployment rate for 2002 was 6.1 percent and is expected to remain virtually unchanged for 2003.

Employment growth was weaker than expected during the last quarter of 2002. The weaker job base, combined with the sluggishness of the national economic recovery, has led DOB to anticipate marginally lower employment growth for the 2003-04 State fiscal year than projected in the Executive Budget. Growth in wages and salaries is expected to be marginally lower as well.

In addition to the risks associated with the national economic forecast, there are specific risks to the State economy. Chief among them is a more prolonged downturn in the financial sector than is currently projected, producing sharper declines in both employment and compensation. Moreover, significant numbers of business relocations out of the State could imply slower job and income growth as well. In contrast, a stronger national economy than expected could result in stronger equity market growth and, in turn, a stronger demand for financial market services, fueling a rebound in income growth in that sector.

New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

Services: The services sector, which includes entertainment, personal services, such as health care and auto repairs, and business-related services, such as information processing, law and accounting, is the State's leading economic sector. The services sector accounts for more than three of every ten nonagricultural jobs in New York and has a noticeably higher proportion of total jobs than does the rest of the nation.

Manufacturing: Manufacturing employment continues to decline in New York, as in most other states, and New York's economy is less reliant on this sector than in the past. However, it remains an important sector of the State economy, particularly for the upstate economy, as high concentrations of manufacturing industries for transportation equipment, optics and imaging, materials processing, and refrigeration, heating, and electrical equipment products are located in the upstate region.

Trade: Wholesale and retail trade is the second largest sector in terms of nonagricultural jobs in New York but is considerably smaller when measured by income share. Trade consists of wholesale businesses and retail businesses, such as department stores and eating and drinking establishments.

Finance, Insurance and Real Estate: New York City is the nation's leading center of banking and finance and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes about one-fifth of total wages.

Agriculture: Farming is an important part of the economy in rural areas, although it constitutes a very minor part of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, fruits, and vegetables. New York ranks among the nation's leaders in the production of these commodities.

Government: Federal, State and local governments together are the third largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total State and local government employment.

State Budget. The State Constitution requires the Governor to submit to the Legislature a balanced executive budget which contains a complete plan of expenditures for the ensuing fiscal year and all moneys and revenues estimated to be available therefore, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the executive budget. The entire plan constitutes the proposed State financial plan for that fiscal year. The Governor is required to submit to the Legislature quarterly budget updates which include a revised cash-basis state financial plan, and an explanation of any changes from the previous state financial plan.

State law requires the Governor to propose a balanced budget each year. In recent years, the State has closed projected budget gaps which DOB estimated at $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98), less than $1 billion (in each of the fiscal years 1998-99 through 2000-01) and $6.8 billion in 2002-03. The 2003-04 Financial Plan projected budget gaps of $2.8 billion in 2003-04, $2.8 billion in 2004-05 and $4.1 billion in 2005-06.

Four governmental fund types comprise the State Financial Plan: the General Fund, the Special Revenue Funds, the Capital Projects Funds, and the Debt Service Funds. The State's fund structure adheres to the accounting standards of the Governmental Accounting Standards Board.

General Fund. The General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. In the State's 2003-04 fiscal year, the General Fund is expected to account for approximately 41 percent of All Governmental Funds disbursements. General Fund moneys are also transferred to and from other funds, primarily to support certain capital projects and debt service payments in other fund types.

Total General Fund receipts, including transfers from other funds and tobacco securitization proceeds, are projected to total $39.84 billion in fiscal year 2003-04, an increase of $544 million from the 2002-03 fiscal year. This total includes $28.56 billion in tax receipts, $3.67 billion in miscellaneous receipts, and $7.61 billion in transfers from other funds.

General Fund disbursements, including transfers to support capital projects, debt service and other purposes, are projected to total $40.84 billion for 2003-04, an annual increase of $1.32 billion or 3.4 percent from the 2002-03 fiscal year. All Governmental Funds spending for 2003-04 is projected to be $94.47 billion.

The projected 2003-04 General Fund closing balance of $730 million, consists of $710 million in the Tax Stabilization Reserve Fund (the State's "rainy day" fund) and $20 million in the Contingency Reserve Fund (the State's litigation reserve). The balance assumes achievement of $912 million of savings from the Fiscal Management Plan including additional Federal aid.

All Governmental Funds receipts are projected to be $93.82 billion in 2003-04, an increase of $3.85 billion from 2002-03. Tax receipts are projected to increase by $2.0 billion to total $42.67 billion, while miscellaneous receipts are projected to increase by $1.65 billion to total $17.71 billion over 2002-03. Federal Grants are projected to total $33.44 billion, an increase of $202 million from 2002-03. The growth in All Governmental Funds miscellaneous receipts primarily reflects the timing of the receipt of bond proceeds to reimburse capital spending, economic development spending, and SUNY tuition increases.

All Governmental Funds spending is estimated at $94.47 billion in 2003-04, an annual increase of $3.52 billion or 3.9 percent. The spending growth is comprised of the State Funds increases of $3.38 billion and growth in Federal Funds of $143 million. The growth in Federal spending is primarily due to increases for Medicaid ($1.02 billion), offset by declines in welfare ($426 million), World Trade Center costs ($302 million) and education ($180 million).

The historical financial results for the prior three fiscal years are presented below.

2002-03 Fiscal Year. In the revised Financial Plan dated February 28, 2003 (the "February Financial Plan"), the State projected a 2002-03 budgetary imbalance of $2.4 billion in the General Fund attributable primarily to a projected revenue shortfall of $2.2 billion. The State achieved $700 million in administrative savings during the year to reduce the imbalance to $1.7 billion. To help close the remaining projected 2002-03 imbalance, improve the State's cash flow position, and reduce the projected budget gaps in 2003-04 and 2004-05, the Governor proposed selling a portion of the State's future share of tobacco settlement payments to a statutorily created, bankruptcy-remote corporation. However, the State Legislature did not enact legislation authorizing the tobacco settlement sale during 2002-03. Therefore, to eliminate the remaining $1.7 billion imbalance in 2002-03 and maintain reserves at a level consistent with the February Financial Plan, the State implemented a contingency plan in which it deferred $1.9 billion in planned spending to 2003-04.

After these actions, the State ended the 2002-03 fiscal year with available General Fund cash resources of $1.01 billion. The General Fund cash balance at year-end totaled $815 million and the refund reserve account had $200 million in resources not budgeted for other purposes. The General Fund balance was comprised of $710 million in the Tax Stabilization Reserve Fund (TSRF), $20 million in the Contingency Reserve Fund (CRF) to pay costs related to litigation against the State, and $85 million in the Community Projects Fund, which pays primarily for legislative "member items."

The closing balance excluded amounts on deposit in the refund reserve account. The State ended the 2002-03 fiscal year with $627 million on deposit in the refund reserve account, an increase of $200 million above budgeted levels. The refund reserve account is used to pay for tax refunds across fiscal years and to help accomplish other Financial Plan objectives, including the movement of resources from one year to the next. Changes to the refund reserve affect the level of reported personal income tax receipts.

General Fund receipts and transfer from other funds totaled $37.4 billion in 2002-03, a decrease of $2.3 billion from the February Financial Plan forecast. The February Financial Plan had counted on $1.9 billion in revenues from the tobacco settlement sale. General Fund disbursements and transfer to other funds totaled $37.6 billion, a decrease of $2.2 billion from the February Financial Plan. The substantial decline resulted from the deferral of $1.9 billion in payments originally scheduled for 2002-03 and $253 million in one-time savings. After adjusting for the payment deferrals, General Fund disbursements would have totaled $39.5 billion in 2002-03 (a decrease of $1.7 billion or 4 percent from 2001-02 results).

2001-02 Fiscal Year. The State ended its 2001-02 fiscal year on March 31, 2002 in balance on a cash basis. There was no General Fund surplus reported by DOB. After year-end adjustments related to the refund reserve account, the closing balance in the General Fund was $1.03 billion, a decrease of $67 million from the 2000-01 fiscal year. Of this balance, $710 million was held in the TSRF (after a deposit of $83 million in fiscal year 2001-02), $157 million in the CRF, $159 million in the CPF, and $5 million in the Universal Pre-kindergarten Fund. The closing fund balance excludes $1.68 billion on deposit in the refund reserve account at the end of the 2001-2002 fiscal year.

General Fund receipts, including transfers from other funds, totaled $41.4 billion for the 2001-02 fiscal year, an increase of $1.26 billion (3.3. percent) over fiscal year 2000-01 results. Receipts results for fiscal year 2001-02 reflect refund reserve transactions that had the effect of reducing personal income tax receipts in the 2001-02 fiscal year and increasing them in the 2002-03 fiscal year. In comparison to the 2001-02 Financial Plan projected in January 2002 (the January Financial Plan), receipts were $1.3 billion lower than projected. When the refund reserve is adjusted for the set-aside of $1.07 billion for economic uncertainties, General Fund receipts and transfers from other funds totaled $42.21 billion, a decrease of $225 million from the January Financial Plan (the January Financial Plan also adjusted the refund reserve for a projected deposit of $1.13 billion for economic uncertainties). The decrease of $225 million in receipts reflected lower-than-expected personal income and business tax collections due from 2001 tax year liability.

General Fund disbursements, including transfers to other funds, totaled $41.22 billion for the 2001-02 fiscal year, an increase of $1.52 billion (3.8 percent) for the 2000-01 fiscal year. In comparison to the January Financial Plan, disbursements were $233 million lower than projected. A portion of the lower amount of spending was attributable to the timing of payments and these payments are expected to occur in the 2002-03 fiscal year.

2000-01 Fiscal Year. The State ended its 2000-01 fiscal year on March 31, 2001 in balance on a cash basis with a General Fund surplus of $2.73 billion as reported by DOB. After year-end adjustments described below, the closing balance in the General Fund was $1.10 billion, a decrease of $69 million from the 1999-2000 fiscal year. Of this balance, $627 million was held in the TSRF (after a deposit of $80 million in fiscal year 2000-01), $150 million in the CRF, $292 million in the CPF, and $29 million in the Universal Pre-kindergarten Fund.

The closing fund balance excluded $3.52 billion on deposit in the tax refund reserve account at the end of the 2000-01 fiscal year. The State retained $2.65 billion of the $3.52 billion balance for reserves, with $2.4 billion set aside for economic uncertainties and $250 million deposited into the Debt Reduction Reserve Fund in 2001-02. The remaining balance of $865 million was comprised of $293 million in resources to pay for costs incurred in 2000-01 but disbursed in 2001-02, $521 million from the Local Government Assistance Corporation ("LGAC") that was used to pay tax refunds during fiscal year 2001-02 and $51 million in additional funds used to pay refunds related to the Earned Income Tax Credit and the Dependent Care Tax Credit.

The 2000-01 General Fund closing balance also excluded $1.2 billion that was on deposit in the School Tax Relief ("STAR") Special Revenue Fund at the end of the 2000-01 fiscal year (to meet a portion of the STAR payments in fiscal year 2001-02) and $250 million on deposit in the Debt Reduction Reserve Fund ("DRRF") for debt reduction in fiscal year 2001-02.

General Fund receipts, including transfers from other funds, totaled $39.88 billion for the 2000-01 fiscal year, an increase of $2.49 million (6.7 percent) over fiscal year 1999-2000 results. General Fund disbursements, including transfers to other funds, totaled $39.70 billion for the 2000-01 fiscal year, an increase of $2.53 billion (6.8 percent) from the 1999-2000 fiscal year.

Debt Limits and Outstanding Debt. There are a number of methods by which the State of New York may incur debt. The State may issue general obligation bonds. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no constitutional limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State. However, the Debt Reform Act of 2000 (the "Debt Reform Act") imposes statutory limitations on new State-supported debt outstanding, which apply to general obligations bonds as well as other State-supported bonds issued on and after April 1, 2000. The State Constitution also provides that general obligation bonds must be paid in equal annual installments or installments that result in substantially level or declining debt service payments, within 40 years after issuance, and beginning not more than one year after issuance of such bonds. General obligation housing bonds must be paid within 50 years after issuance, commencing no more than three years after issuance. However, the Debt Reform Act of 2000 limits the maximum term of State-supported bonds, including general obligation bonds, to thirty years.

The Debt Reform Act implemented statutory initiatives intended to improve the State's borrowing practices. The Debt Reform Act imposes phased-in caps on new debt outstanding and new debt service costs. The Act also limited the use of debt to capital works and purposes only.

The cap on new State-supported debt outstanding began at 0.75 percent of personal income in 2000-01 and is gradually increasing until it is fully phased-in at 4 percent of personal income in 2010-11. Similarly, the cap on new State-supported debt service costs began at 0.75 percent of total governmental funds receipts on 2000-01 and is gradually increasing until it is fully phased at 5 percent in 2013-14.

The Debt Reform Act requires the limitations on the issuance of State-supported debt and debt services costs to be calculated by October 31 of each year and reported in the quarterly Financial Plan Update most proximate to October 31st of each year. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new State-supported debt may continue to be issued. However, if either the debt outstanding or the debt service cap is met or exceeded, the State would be precluded from contracting new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations. The DOB expects that the prohibition on issuing new State-supported debt if the caps are met or exceeded will provide an incentive to treat the debt caps as absolute limits that should not be reached, and therefore DOB intends to manage subsequent capital plans and issuance schedules under these limits.

Pursuant to the provisions of the Debt Reform Act, the first calculation of the Debt Reform Act's limitations was reported in the Financial Plan Update most proximate to October 31, 2001. For the 2001-02 fiscal year, both caps are set at
1.25 percent. On October 30, 2002, the State reported that it was in compliance with both debt caps, with new debt outstanding at 0.67 percent of personal income and new debt service at 0.36 percent of total governmental receipts. The DOB expects that debt outstanding and debt service costs for the 2002-03 and 2003-04 fiscal years will also be within the statutory caps.

The State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes, and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State of New York's authorities and public benefit corporations ("Authorities"). The State has never been called upon to make any direct payments pursuant to any such guarantees. Payments of debt service on New York State general obligation and New York State-guaranteed bonds and notes are legally enforceable obligations of the State of New York.

State Finance Law requires the State to update its five-year Capital Program and Financing Plan (the "Plan") within 90 days after the enactment of the State Budget. DOB issued an update to the Plan covering the years 2002-03 through 2006-07 on August 16, 2002. Over the five-year Plan, annual debt issuances are expected to average $3.1 billion to support average annual capital projects spending of $5.1 billion, with the remainder financed with State and federal pay-as-you-go resources. Total State-supported debt service costs are projected to increase from $3.65 billion in 2002-03 to $4.75 billion in 2006-07, an average annual increase of 6.8 percent, and total State-supported debt outstanding is expected to increase from $39.0 billion in 2002-03 to $41.9 billion in 2006-07, an average annual increase of 1.8 percent.

In 2001, legislation was enacted to provide for the issuance by certain State authorities of State Personal Income Tax Revenue Bonds, which are expected to become the primary financing vehicle for a broad range of State-supported debt programs authorized to be secured by service contract or lease-purchase payments. These State Personal Income Tax Revenue Bonds are expected to reduce borrowing costs by improving the marketability and creditworthiness of State-supported obligations and by permitting the consolidation of multiple bonding programs to reduce administrative costs.

The legislation provides that 25 percent of personal income tax receipts (excluding refunds owed to taxpayers and deposits to the School Tax Relief Fund) be deposited to the Revenue Bond Tax Fund for purposes of making debt service payments on these bonds, with excess amounts returned to the General Fund. In the event that (i) the State Legislature fails to appropriate amounts required to make all debt service payments on the State Personal Income Tax Revenue Bonds or (ii) having been appropriated and set aside pursuant to a certificate of the Director of the Budget, financing agreement payments have not been made when due on the bonds, the legislation requires that personal income tax receipts continue to be deposited to the Revenue Bond Tax Fund until amounts on deposit in the Fund equal the greater of 25 percent of annual personal income tax receipts or $6 billion.

The State issued its first State Personal Income Tax Revenue Bonds (in an aggregate principal amount of $225 million) on May 9, 2002. As of March 31, 2003, approximately $2.4 billion of State Personal Income Tax Revenue Bonds have been issued and outstanding.

The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the LGAC to restructure the way the State makes certain local aid payments.

On January 13, 1992, S&P reduced its ratings on the State's general obligation bonds from A to A- and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On August 28, 1997, S&P revised its ratings on the State's general obligation bonds from A- to A and revised its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On March 5, 1999, S&P affirmed its A rating on the State's outstanding bonds. On March 10, 2000, S&P assigned its A+ rating on New York State's long-term general obligations. On December 19, 2000, S&P assigned its AA rating on New York State's long-term general obligations.

On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On February 28, 1994, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness. On March 20, 1998, Moody's assigned the highest commercial paper rating of P-1 to the short-term notes of the State. On March 5, 1999, Moody's affirmed its A2 rating with a stable outlook to the State's general obligations. In June 2000, Moody's revised its outlook on the State's general obligations from stable to positive. On December 6, 2002, Moody's changed its outlook on the State's general obligation bonds from stable to negative but retained its A2 rating.

On June 5, 2003, Fitch Ratings assigned its AA- rating on New York's long-term general obligations.

New York State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

Litigation. The legal proceedings listed below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are deemed to be material, generally in excess of $100 million. These proceedings could adversely affect the financial condition of the State in the 2003-04 fiscal year or thereafter. The State will describe newly initiated proceedings which the State believes to be material, as well as any material and adverse developments in the listed proceedings, in updates or supplements to its Annual Information Statement.

Certain litigation pending against New York State or its officers or employees could have a substantial or long-term adverse effect on New York State finances. Among the more significant of these cases are those that involve (1) the validity of agreements and treaties by which various Indian tribes transferred title to New York State of certain land in central and upstate New York; (2) certain aspects of New York State's Medicaid policies, including its rates, regulations and procedures; (3) a challenge to the Governor's application of his constitutional line item veto authority; (4) a challenge to the funding for New York City public schools; (5) the Governor seeking a judgment declaring that the actions of the Senate and the Assembly in voting and passing 46 budget bills violated the State Constitution, because they deleted provisions of appropriations proposed by the Governor, substituted other appropriations, and considered other bills prior to taking action on the appropriation bills submitted by the Governor; and (6) the constitutionality of those portions of Chapter 1 of the Laws of 2002 which relate to the authorization of the conversion of Empire Health Choice, d/b/a/ Empire Blue Cross and Blue Shield from a not-for-profit corporation to a for-profit corporation.

Adverse developments in the proceedings described above, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2003-04 Financial Plan. The State believes that the proposed 2003-04 Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during the 2003-04 fiscal year. These reserves include (but are not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential 2003-04 Financial Plan resources available for the payment of judgments, and could therefore affect the ability of the State to maintain a balanced 2003-04 Financial Plan.

Although other litigation is pending against New York State, except as described herein, no current material litigation involves New York State's Constitutional or statutory authority to contract indebtedness, issue its obligations, or pay such indebtedness when due, or affects New York State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.

On November 23, 1998, the attorneys general for 46 states (including New York) entered into a master settlement agreement ("MSA") with the nation's largest tobacco manufacturers. Under the terms of the MSA, the states agreed to release the manufacturers from all smoking-related claims in exchange for specified payments and the imposition of restrictions on tobacco advertising and marketing. New York is projected to receive $25 billion over 25 years under the MSA, with payments apportioned among the State (51 percent), counties (22 percent), and New York City (27 percent). The projected payments are an estimate and subject to adjustments for, among other things, the annual change in the volume of cigarette shipments and the rate of inflation. From 1999-2000 through 2002-03, the State expects to receive $1.54 billion under the nationwide settlement with cigarette manufacturers. Counties, including New York City, will receive settlement payments of $1.47 billion over the same period.

Authorities. The fiscal stability of New York State is related, in part, to the fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of the Authorities were to default on their respective obligations, particularly with respect to debt that is State-supported or State-related.

Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing. In recent years, however, New York State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This operating assistance is expected to continue to be required in future years. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

For purposes of analyzing the financial condition of the State, debt of the State and of certain public authorities may be classified as State-supported debt, which includes general obligation debt of the State and lease-purchase and contractual obligations of public authorities (and municipalities) where debt service is paid from State appropriations (including dedicated tax sources, and other revenues such as patient charges and dormitory facilities rentals). In addition, a broader classification, referred to as State-related debt, includes State-supported debt, as well as certain types of contingent obligations, including moral obligation financings, certain contingent contractual-obligation financing arrangements, and State-guaranteed debt described above, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances.

New York City and Other Localities. The fiscal health of the State may also be affected by the fiscal health of New York City, which continues to receive significant financial assistance from the State. State aid contributes to the city's ability to balance its budget and meet its cash requirements. The State may also be affected by the ability of the City, and certain entities issuing debt for the benefit of the city, to market their securities successfully in the public credit markets.

On September 11, 2001, two hijacked passenger jetliners flew into the world Trade Center, resulting in a substantial loss of life, destruction of the World Trade Center, and damage to other buildings in the vicinity. Trading on the major New York stock exchanges was suspended until September 17, 2001, and business in the financial district was interrupted. Recovery efforts were completed on May 30, 2002.

Recovery, cleanup, and repair efforts will result in substantial expenditures. The U.S. congress passed emergency legislation that authorized $40 billion for disaster assistance, increased security costs, and the rebuilding of infrastructure systems and other public facilities, and disaster recovery and related activities. Congress and the President have already appropriated over $10 billion of this amount for disaster assistance in New York, Pennsylvania and Virginia. The President has submitted a bill to congress that would bring the total commitment of federal disaster assistance for New York to $21.4 billion. In addition, the State legislature increased the financing capacity of the New York City Transitional Finance authority (TFA) by $2.5 billion to fund recovery costs, and has authorized the TFA to issue debt without limit as to principal amount that is payable solely from State or federal aid received on account of the disaster.

On March 9, 2002, the President signed nationwide stimulus legislation that includes $5.5 billion toward the $21.4 billion commitment, in the form of temporary tax provisions aimed at creating redevelopment incentives for businesses located in the Liberty Zone, the area surrounding the World Trade Center site. The Liberty Zone provisions expand the work opportunity tax credit, provide a bonus 30 percent depreciation deduction, authorize the issuance of $8 billion in tax-exempt private activity bonds, allow for advance refunding of certain bonds for facilities in New York city, and increase the small business expensing limit.

The City is seeking to be reimbursed by the federal government for all of its direct costs for response and remediation of the World Trade Center site. These costs are now expected to be substantially below previous estimates. The City also expects to receive federal funds for costs of economic revitalization and other needs, not directly payable through the City budget, relating to the September 11 attack.

The City has achieved balanced operating results for each of its fiscal years since 1981 as measured by the GAAP standards in force at that time. The City prepares a four-year financial plan annually and updates it periodically, and prepares a comprehensive annual financial report each October describing its most recent fiscal year.

In 1975, New York City suffered a fiscal crisis that impaired the borrowing ability of both the City and New York State. In that year the City lost access to the public credit markets. The City was not able to sell short-term notes to the public again until 1979. In 1975, S&P suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from S&P.

On July 2, 1985, S&P revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. On February 3, 1998 and again on May 27, 1998, S&P assigned a BBB+ rating to the City's general obligation debt and placed the ratings on CreditWatch with positive implications. On March 9, 1999, S&P assigned its A-rating to Series 1999H of New York City general obligation bonds and affirmed the A- rating on various previously issued New York City bonds. On November 27, 2002, S&P changed its outlook for the City's general obligation debt to "negative" from "stable" but maintained its single-A rating.

Moody's ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1. On February 25, 1998, Moody's upgraded approximately $28 billion of the City's general obligations from Baa1 to A3. On June 9, 1998, Moody's affirmed its A3 rating to the City's general obligations and stated that its outlook was stable. In August 2000, Moody's upgraded approximately $26 billion of the City's general obligations from A3 to A2.

On March 8, 1999, Fitch IBCA upgraded New York City's $26 billion outstanding general obligation bonds from A- to A. Subsequent to that time, the City's general obligation bonds have not been downgraded by Fitch IBCA.

In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the Municipal Assistance Corporation for the City of New York ("NYC MAC") to provide financing assistance to the City; the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs; and the Office of the State Deputy Comptroller for the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities. A "control period" existed from 1975 to 1986, during which the City was subject to certain statutorily-prescribed fiscal controls. The Control Board terminated the control period in 1986 when certain statutory conditions were met. State law requires the Control Board to reimpose a control period upon the occurrence, or "substantial likelihood and imminence" of the occurrence, of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

Currently, the City and its Covered Organizations (i.e., those organizations which receive or may receive moneys from the City directly, indirectly or contingently) operate under the City's Financial Plan. The City's Financial Plan summarizes its capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's projections set forth in its Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments (such as the World Trade Center attack) and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

For the 2000-01 and 2001-02 fiscal years (ending June 30), the City had operating surpluses of $2.9 billion and $682 million, respectively, before discretionary and other transfers, and achieved balanced operating results after discretionary and other transfers, in accordance with GAAP. Prior to its gap-closing program, the City projected a $4.8 billion budget gap for fiscal year 2003, and even larger gaps in subsequent years. The City's June Financial Plan, which incorporates the enacted budget for 2002-03, includes gap-closing actions of $4.8 billion that balance the 2002-03 budget. The gap-closing program includes resources from agency actions and anticipates actions to be taken by the federal and State governments and the municipal unions. The 2002-03 budget also includes $1.5 billion in bond proceeds from the TFA to mitigate a portion of the lost tax revenues related to the September 11 attack on the World Trade Center. The financial plan does not include wage increases for any City employees beyond the current round of collective bargaining.

On January 28, 2003, the City released a modification to its four-year financial plan, which incorporates changes since the June 2002 financial plan. Compared to the June Plan, the January modification projects significantly lower tax revenues due to the continuing decline in financial services sector profits, and reflect other revised forecasts, such as significantly higher pension costs. The modification also reflects the implementation of an 18.49 percent property tax increase, effective January 1, 2003, as well as agency actions to reduce planned spending and increase revenues that were included in the November modification.

The January modification assumes the successful implementation of a program to close projected gaps of approximately $486 million in fiscal year 2002-03 and $3.4 billion in fiscal year 2003-04. The modification includes further reductions in planned agency spending, revenue increases, and City proposals that require approval by the State ($1.7 billion) and federal governments ($850 million) and the municipal unions ($600 million). The gap-closing program also assumes a $600 million retroactive payment and an ongoing $92 million payment from the Port Authority of New York and New Jersey for airport leases. The financial plan does not include wage increases for any City employees beyond the current round of collective bargaining and assumes that the Governor's Executive Budget will not reduce the level of State aid assumed in the financial plan.

On April 15, 2003 the City released the Executive Budget for the fiscal year 2003-04 and, primarily as a result of the continued decline in the tax revenue forecast and added costs arising from the State's Executive Budget (published after the January preliminary budget) the budget gap was projected to be $3.8 billion in fiscal year 2003-04. The plan anticipated closing this budget gap through a $600 million gap-closing program, state actions totaling $2.7 billion (included a request for restoration of executive budget cuts, personal income tax reform and other State legislative proposals), $1 billion contingency plan if the State failed to act on these proposals, a streamlining of the delivery of social services saving $75 million, a Federal program worth $200 million and $200 million in revenue as part of the phased-in payment for the airport lease.

The City has recognized $2.7 billion in State assistance as a result of the fiscal year 2003-04 State Budget that was enacted in May 2003.

New York City is heavily dependent on New York State and federal assistance to cover insufficiencies in its revenues. There can be no assurance that in the future federal and State assistance will enable the City to make up its budget deficits. Although the City has consistently maintained balanced budgets and is projected to achieve balanced operating results for the current fiscal year, there can be no assurance that the gap-closing actions proposed in its Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.

The projections set forth in the City's Financial Plan were based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the Financial Plan, employment growth, the ability to implement proposed reductions in City personnel and other cost reduction initiatives, the ability of the Health and Hospitals Corporation to take actions to offset reduced revenues, the ability to complete revenue generating transactions, provision of State and Federal aid and mandate relief and the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlements.

To successfully implement its Financial Plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. This debt is issued to finance the rehabilitation of the City's infrastructure and other capital needs and to refinance existing debt, as well as to finance seasonal needs and recovery costs related to the attacks on the World Trade Center. In recent years, the State Constitutional debt limit would have prevented the City from entering into new capital contracts. To prevent disruptions in the capital program, two actions were taken to increase the City's capital financing capacity: (i) the State Legislature created the New York City Transitional Finance Authority in 1997, and (ii) in 1999, the City created TSASC, Inc., a not-for-profit corporation empowered to issue tax-exempt debt backed by tobacco settlement revenues. The City expects that these actions, combined with the City's remaining capacity, will provide sufficient financing capacity to continue its capital program through City fiscal year 2011.

The City Comptroller and other agencies and public officials have issued reports and made public statements which, among other things, state that projected revenues and expenditures may be different from those forecast in the City's financial plans. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

Certain localities, in addition to the City, have experienced financial problems and have requested and received additional New York State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional assistance is not included in the State's projections of its receipts and disbursements for the fiscal year.

Municipalities and school districts have engaged in substantial short-term and long-term borrowings. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City that are authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding.

From time to time, federal expenditure reductions could reduce, or in some cases eliminate, federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing the State assistance in the future.

Pennsylvania Fund

The Fund is susceptible to political, economic or regulatory factors affecting issuers of Pennsylvania Municipal Obligations. There can be no assurance that the Commonwealth will not experience a decline in economic conditions or that portions of the Pennsylvania Municipal Obligations purchased by the Fund will not be affected by such a decline.

Without intending to be complete, the following briefly summarizes some of the complex factors affecting the financial situation in the Commonwealth. It is derived from sources that are generally available to investors and is based in part on information obtained from various agencies in the Commonwealth. No independent verification has been made of the following information.

State Economy. The Commonwealth of Pennsylvania is one of the most populous states, ranking sixth behind California, Texas, New York, Florida and Illinois. Pennsylvania is an established state with a diversified economy. Pennsylvania had been historically identified as a heavy industry state. That reputation has changed over the last thirty years as the coal, steel and railroad industries declined. The Commonwealth's business environment readjusted with a more diversified economic base. This economic readjustment was a direct result of a long-term shift in jobs, investment and workers away from the northeast part of the nation. Currently, the major sources of growth in Pennsylvania are in the service sector, including trade, medical, health services, education and financial institutions.

Pennsylvania's agricultural industries remain an important component of the Commonwealth's economic structure, accounting for more than $5.1 billion in crop and livestock products annually. Over 59,000 farms form the backbone of the State's agricultural economy. Farmland in Pennsylvania includes over four million acres of harvested cropland and four million acres of pasture and farm woodlands - nearly one-third of the Commonwealth's total land area. Agricultural diversity in the Commonwealth is demonstrated by the fact that Pennsylvania ranks among the top ten states in the production of a number of agricultural products.

Non-agricultural employment in Pennsylvania over the ten years ending in 2002 increased at an annual rate of 1.0 percent. This rate compares to a 1.0 percent rate for the Middle Atlantic region and 1.8 percent for the U.S.

Non-manufacturing employment in Pennsylvania has increased in recent years to
85.1 percent of the total employment in 2002. Consequently, manufacturing employment constitutes a diminished share of total employment within the Commonwealth. Manufacturing, contributing 14.9 percent of 2002 total non-agricultural employment, has fallen behind both the services sector and the trade sector as the largest single source of employment within the Commonwealth. In 2002, the services sector accounted for 33.9 percent of all non-agricultural employment while the trade sector accounted for 22.3 percent.

Pennsylvania's annual average unemployment rate was equivalent to the national average throughout the 1990's. Slower economic growth caused the unemployment rate in the Commonwealth to rise to 7.1 percent in 1993. The resumption of faster economic growth resulted in a decrease in the Commonwealth's unemployment rate to 4.7 percent in 2001. From 1998 through 2002, Pennsylvania's annual average unemployment rate was below the Middle Atlantic Region's average, but slightly higher than that of the United States. As of April 2003, the most recent month for which data is available, the seasonally adjusted unemployment rate for the Commonwealth was 5.9 percent, compared to 6.0 percent for the United States.

State Budget. The Commonwealth operates under an annual budget that is formulated and submitted for legislative approval by the Governor each February. The Pennsylvania Constitution requires that the Governor's budget proposal consist of three parts: (i) a balanced operating budget setting forth proposed expenditures and estimated revenues from all sources and, if estimated revenues and available surplus are less than proposed expenditures, recommending specific additional sources of revenue sufficient to pay the deficiency; (ii) a capital budget setting forth proposed expenditures to be financed from the proceeds of obligations of the Commonwealth or its agencies or from operating funds; and
(iii) a financial plan for not less than the succeeding five fiscal years, that includes for each year projected operating expenditures and estimated revenues and projected expenditures for capital projects. The General Assembly may add, change or delete any items in the budget prepared by the Governor, but the Governor retains veto power over the individual appropriations passed by the legislature. The Commonwealth's fiscal year begins on July 1 and ends on June 30.

All funds received by the Commonwealth are subject to appropriation in specific amounts by the General Assembly or by executive authorization by the Governor. Total appropriations enacted by the General Assembly may not exceed the ensuing year's estimated revenues, plus (less) the unappropriated fund balance (deficit) of the preceding year, except for constitutionally authorized debt service payments. Appropriations from the principal operating funds of the Commonwealth (the General Fund, the Motor License Fund and the State Lottery Fund) are generally made for one fiscal year and are returned to the unappropriated surplus of the fund if not spent or encumbered by the end of the fiscal year. The Constitution specifies that a surplus of operating funds at the end of a fiscal year must be appropriated for the ensuing year.

Pennsylvania uses the "fund" method of accounting for receipts and disbursements. For purposes of government accounting, a "fund" is an independent fiscal and accounting entity with a self-balancing set of accounts, recording cash and/or other resources together with all related liabilities and equities that are segregated for the purpose of carrying on specific activities or attaining certain objectives in accordance with the fund's special regulations, restrictions or limitations. In the Commonwealth, over 150 funds have been established by legislative enactment or in certain cases by administrative action for the purpose of recording the receipt and disbursement of money's received by the Commonwealth. Annual budgets are adopted each fiscal year for the principal operating funds of the Commonwealth and several other special revenue funds. Expenditures and encumbrances against these funds may only be made pursuant to appropriation measures enacted by the General Assembly and approved by the Governor. The General Fund, the Commonwealth's largest fund, receives all tax revenues, non-tax revenues and federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth's operating and administrative expenses are payable from the General Fund. Debt service on all bond indebtedness of the Commonwealth, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund.

Financial information for the principal operating funds of the Commonwealth are maintained on a budgetary basis of accounting, which is used for the purpose of ensuring compliance with the enacted operating budget. The Commonwealth also prepares annual financial statements in accordance with generally accepted accounting principles ("GAAP"). Budgetary basis financial reports are based on a modified cash basis of accounting as opposed to a modified accrual basis of accounting prescribed by GAAP. Financial information is adjusted at fiscal year-end to reflect appropriate accruals for financial reporting in conformity with GAAP.

Financial Results for Recent Fiscal Years (GAAP Basis). During the five year period from fiscal 1998 through fiscal 2002, total revenues and other sources increased by an average 4.7 percent annually. Tax revenues during this same period increased by an annual average of 2.1 percent. Recent slow economic growth and the resulting slow growth for tax revenues have caused fees and license income and other financing sources such as transfers from other funds to become a larger portion of income to the General Fund for fiscal year 2002. Operating transfers, transfers from components and other additions totaled $474.1 million in fiscal year 2002, an increase of $395.8 million from the prior fiscal year. Increased transfers from balances held by the state-owned liquor store system, a legislated transfer of prior-year unspent funds from the Tobacco Settlement Fund, and a transfer of equity by the Pennsylvania Industrial Development Board account for the major portion of this increase. Expenditures and other uses during the fiscal years 1998 through 2002 rose at an average annual rate of 6.5 percent. Comparison of expenditures by individual category in fiscal year 2002 to prior fiscal years is not reliable due to a change to the definitions for these expenditure categories in fiscal year 2002.

Assets in the Commonwealth's governmental fund types rose during fiscal 2002 by
6.7 percent to $12,287.6 million. Liabilities for the governmental fund types during fiscal 2002 increased by 18.0 percent to $6,029.7 million. The Fund balance at the end of fiscal 2002 totaled $6,257.8 million.

The general fund balance at June 30, 2002 totaled $2,902.4 million, a decrease of $1,582.7 million from the balance at June 30, 2001.

Fiscal 2000 Financial Results (Budgetary Basis). At the end of the 2000 fiscal year, the unappropriated surplus balance (prior to the transfer to the Tax Stabilization Reserve Fund) totaled $718.3 million, a $280.6 million increase from the fiscal 1999 year-end. The gain was due to higher than expected Commonwealth revenues and to appropriation lapses that were partially offset by additional supplemental appropriations and reserves for tax refunds. An amount of $107.7 million was transferred from the surplus to the Tax Stabilization Reserve Fund representing the required 15 percent annual transfer. The remaining $610.5 million fiscal year-end unappropriated surplus balance was carried over to the 2001 fiscal year for the General Fund. Commonwealth revenues for the 2000 fiscal year totaled $20,256.7 million, an increase of 5.4 percent, or $1,030.0 million, over the prior fiscal year. The amount authorized and reserved for tax refunds was increased by $171.0 million (26.6 percent) as actual fiscal 1999 tax refund payments exceeded the reserved amount. The additional tax refunds were made from fiscal 2000 reserves. After adjustment for reserves for tax refunds, net Commonwealth revenues were 4.6 percent above those of the prior fiscal year.

Commonwealth tax revenues, net of an estimated $390.2 million of tax reductions enacted with the fiscal 2000 budget, increased by 5.2 percent for the fiscal year. Among the major tax sources, the sales tax increased by 6.2 percent, the personal income tax by 5.7 percent, and the corporate net income tax by 7.8 percent. Non-tax revenues increased by 13.6 percent ($53.5 million) largely from higher interest earnings. Higher than anticipated available cash balances and higher interest rates provided the higher interest earnings.

Expenditures for the fiscal year (excluding pooled financing expenditures and net of appropriation lapses) were $19,171.0 million representing a 5.7 percent, or $1,026.0 million, increase over the prior fiscal year. Expenditures include $220.1 million in net supplemental appropriations enacted late in the fiscal year, primarily for corrections, education and public welfare programs. Also included in this amount is $103 million of capital projects funding, a non-recurring budget item. This amount funds several capital projects and will be in lieu of Commonwealth debt financing. Lapses of appropriation authority during the fiscal year totaled $255.3 million, including $124.3 million of prior fiscal year appropriation lapses. The lapsed appropriation amounts provided funding for the supplemental appropriations enacted.

Fiscal 2001 Financial Results (Budgetary Basis). The following information is derived from the Commonwealth's unaudited budgetary basis financial statements. For the 2001 fiscal year, revenues were above estimate and expenditures were lower than projected, enabling the General Fund to end the fiscal year with an unappropriated surplus balance of $335.5 million. Expenditures from Commonwealth revenues for the fiscal year, net of appropriation lapses and intergovernmental transfer transaction contributions, totaled $19,966.2 million against Commonwealth revenues, net of tax refund and rebate reserves, of $19,691.1 million. Financial operations during the fiscal year caused the total unappropriated surplus balance to decline by $275 million as of June 30, 2001, an amount smaller than budgeted.

Commonwealth revenues (prior to reserves for tax refunds) totaled $20,561.7 million, $81.2 million (0.4 percent) above the estimate made at the time the budget was enacted. Commonwealth tax revenues for the fiscal year increased by
1.4 percent over fiscal year 2000 tax receipts. The growth of tax receipts during the fiscal year was constrained by $444.6 million of tax reductions enacted for the fiscal year and the slowing rate of economic growth experienced in the nation and the state during this period. Among Commonwealth receipts for the fiscal year, the capital stock and franchise tax, the personal income tax and miscellaneous non-tax income were substantially higher than budgeted. Although fiscal year receipts from the capital stock and franchise tax were above budget estimates, receipts were 1.9 percent below fiscal year 2000 receipts, in part, due to a tax rate cut effective during the fiscal year. Receipts from the personal income tax increased 6.0 percent for the fiscal year, largely due to earnings on invested balances. Major Commonwealth revenue sources whose actual revenues were significantly under their budgeted amounts include the corporate net income and the sales taxes. Corporate net income tax receipts, reflecting a trend of falling business profits, declined by 13.8 percent for fiscal year 2001. Sales tax receipts, though below budget, increased by 2.6 percent over receipts during the previous fiscal year.

Reserves for tax refunds in fiscal year 2001 were $870 million, an increase of
6.7 percent over fiscal year 2000 reserves. Actual tax refund payments in recent fiscal years have been rising at a rate faster than the increase in reserves for tax refunds, causing the amount of reserves carried over from one fiscal year to the next to decline. At the end of fiscal year 2001, approximately $184 million of reserves were available for making tax refunds in the following fiscal year.

Appropriations from Commonwealth funds in the enacted budget for fiscal year 2001 (including supplemental appropriations) were 2.9 percent over fiscal year 2000 appropriations. Major program areas receiving funding increases above the
2.9 percent average include basic education, higher education, and medical assistance.

Fiscal Year 2002 Financial Results (Budgetary Basis). Largely due to the effects of the national recession on tax and other receipts, actual fiscal year 2002 revenues were below estimate by 5.9 percent or $1.268 billion. Total fiscal year 2002 revenues net of reserves for tax refunds, and including intergovernmental transfers, were $19,642.3 million. Actual expenditures from fiscal year 2002 appropriations were 1.2 percent below the original appropriated levels. Total expenditures net of appropriation lapses and including intergovernmental transfers totaled $20,874.4 million. An unappropriated surplus balance at the close of the fiscal year was maintained by the transfer of the $1,038 million balance of the Tax Stabilization Reserve Fund to the General Fund and a partial draw down of the $336.5 million General Fund balance at the beginning of the fiscal year. The unappropriated balance at the close of the 2002 fiscal year was $142.8 million.

Commonwealth tax revenues for the fiscal year declined 2.6 percent from fiscal year 2001 tax receipts, the first year over year decrease in tax receipts since fiscal year 1962, largely due to the national economic recession during the 2002 fiscal year. Most major tax categories experienced collections below their budget estimate. Sales tax receipts, the Commonwealth's largest single tax category, were below estimate by $59 million (0.8 percent). Within sales tax receipts, taxes on the sale or lease of motor vehicles were above estimate by
8.0 percent and non-motor vehicle sales tax receipts were 2.3 percent below estimate. Personal income tax receipts were $738.7 million (9.4 percent) below estimate due to non-withholding receipts that were 21.9 percent below estimate and withholding collections that were 5.1 percent below estimate. Corporate tax collections were $358.8 million (9.1 percent) below estimate led by corporate net income tax receipts that were $217.9 million (13.3 percent) below the budgeted estimate. Non-tax revenue receipts were $155.4 million (24.2 percent) below the estimate for fiscal year 2002 led by a decline in miscellaneous revenues, primarily earnings on investments.

Reserves for tax refunds in fiscal year 2002 were $967.2 million, an increase of
11.2 percent over fiscal year 2001 reserves. Recent tax and tax rate changes are believed to contribute to the growth rate in refunds. Actual tax refunds in recent fiscal years have been rising at a rate faster than the increase in reserves for tax refunds, causing the amount of reserves carried forward from one fiscal year to the next to decline. At the end of fiscal year 2002, approximately $151 million of reserves were available for making tax refunds in the following fiscal year.

Expenditures of Commonwealth revenues during fiscal year 2002, including supplemental appropriations, and intergovernmental transfers, net of appropriation lapses, were $20,874.4 million, representing a 4.5 percent increase over the prior fiscal year. A total of $457.5 million of appropriations were lapsed during fiscal year 2002 as part of a comprehensive effort to limit spending growth in response to decreased revenues resulting from the national recession. The fiscal year 2002 budget relied on intergovernmental transfers for a larger portion of medical assistance costs than in fiscal 2001. Intergovernmental transfers replaced $549.6 million of General Fund medical assistance costs in fiscal year 2002 compared to $248.4 million in fiscal year 2001. Under these intergovernmental transfer transactions, certain county governments contribute funds to the Commonwealth to help pay Medicaid expenses. The Commonwealth receives these contributions as augmentations to appropriations of Commonwealth revenues for the medical assistance program. These augmentations have the effect of supplementing the amount of Commonwealth revenues available for the medical assistance program funding and are available to match federal Medicaid funds. Federal authority for Pennsylvania to use these county contributions to pooling transactions to match additional federal funds will be limited beyond fiscal year 2010.

Fiscal Year 2003 Budget (Budgetary Basis). The enacted budget for fiscal year 2003 was based on an estimated 1.8 percent increase for Commonwealth revenues before accounting for any changes in tax and revenue provisions. After adjustments for various tax rate and tax base changes and special fund transfers and non-tax revenue changes enacted for the fiscal year 2003 budget, total Commonwealth revenues were projected to increase by 8.7 percent over fiscal year 2002 actual receipts and total $21,812.1 million. The tax revenue component of Commonwealth revenues was estimated to rise 7.3 percent above fiscal year 2002 receipts. Approximately two-thirds of that expected increase in tax revenues was due to the various tax rate and tax base changes enacted for the fiscal year 2003 budget. The major components to the tax revisions enacted for fiscal year 2003 were (i) an increase to the cigarette tax of $0.69 per pack to $1.00 per pack, expected to produce a net increase of $585 million; (ii) disallowing for state tax purposes the bonus depreciation expenses provided by the federal Job Creation and Worker Assistance Act, expected to provide $350.1 million in increased revenues in fiscal year 2003; and (iii) a partial deferral of the phase-out of the capital stock and franchise tax, changing the scheduled reduction from a one mill reduction in tax years beginning in each of 2002 and 2003 to a one-quarter mill reduction in each of those two years, anticipated to produce an estimated $136.4 million in additional revenues for the fiscal year. Other tax revisions and revenue enhancement items enacted for the budget were estimated to produce $467.0 million in additional revenues. Of this amount, $197.6 million was due to changes in the law specifying when unclaimed property is to be escheated to the Commonwealth and $158 million represented transfers from special funds, neither of which are anticipated to reoccur in future fiscal years.

The fiscal year 2003 budget estimate for Commonwealth revenues was prepared in June 2002 at the time of budget enactment based upon an economic forecast for national real gross domestic product to grow at a 3.9 percent rate from the second quarter of 2002 to the second quarter of 2003. The forecast anticipated that economic growth would recover from the 2001-2002 recession at a pace below that which normally follows a recession. Inflation was expected to be low for fiscal year 2003 and unemployment levels were believed to have peaked in the second quarter of 2002. Trends in the Pennsylvania economy were expected to maintain their close association with national economic trends. Personal income growth in Pennsylvania was anticipated to remain slightly below that of the United States, while the Pennsylvania unemployment rate was anticipated to be close to the national rate.

The enacted fiscal year 2003 budget provides $20,713.8 million of appropriations from Commonwealth revenues, a 0.4 percent decrease from fiscal year 2002 appropriations. In addition, $300 million had been appropriated from the General Fund for transfer to the newly created Budget Stabilization Reserve Fund, successor to the Tax Stabilization Reserve Fund but such transfer was subsequently rescinded. Major areas receiving funding increases in the fiscal year 2003 enacted budget include basic education and corrections. The enacted fiscal year 2003 budget provides for a substantial increase in expenditures supported through sources other than Commonwealth revenues. The budget includes $844.6 million of funding for medical assistance expenditures through intergovernmental transfers, a higher amount than the $549.6 million budgeted in fiscal year 2002. Under these intergovernmental transfer transactions certain county governments contribute funds to the Commonwealth to help pay Medicaid expenses. The Commonwealth receives these contributions as augmentations to appropriations of Commonwealth revenues for the medical assistance program. These augmentations have the effect of supplementing the amount of Commonwealth revenues available for the medical assistance program funding and are available to match federal Medicaid funds. Federal authority for Pennsylvania to use these county contributions to pooling transactions to match additional federal funds will be limited beyond fiscal year 2010. Other expenditures normally funded from Commonwealth revenue appropriations, but which for fiscal year 2003 are funded elsewhere, include $380.5 million of debt service payments that are being paid from other funds, including a May 2002 refunding bond issued by the Pennsylvania Industrial Development Authority and $198.5 million of long-term care costs that will be paid from Tobacco Settlement Fund revenues.

Economic growth in the nation and the state has not achieved the projections used to estimate fiscal year 2003 revenues. Consequently, actual Commonwealth revenues for the fiscal year to-date through April 2003 are $361.2 million below estimate for that period, a shortfall of 2.0 percent. Corporate taxes are $128.1 million below estimate, a 3.7 percent shortfall to the year-to-date estimate. Sales tax revenues are $18.6 million below estimate through April 2003. Personal income tax receipts are $216.9 million below estimate for the period, a shortfall of 3.5 percent. Through April, the Commonwealth's non-tax revenues are $9.4 million above estimate, 1.7 percent above estimate. Recent forecasts for the national economy expect slower economic growth rates for the balance of fiscal year 2003 than was used for the fiscal year 2003 revenue estimates. The Commonwealth now anticipates, based on these revised forecasts, that Commonwealth revenues may be $735.8 million below budget estimates, a 3.4 percent reduction from the official budget estimate for the fiscal year.

Responding to slower than anticipated growth in the national economy and Commonwealth revenues, the Governor has directed $387.3 million of fiscal year 2003 General Fund appropriations from Commonwealth revenues be placed in budgetary reserve and be unavailable for encumbrance or expenditure. At the end of fiscal year 2003, appropriated funds remaining in budgetary reserve may be lapsed into the budgetary balance and be available to offset revenue shortfalls, to fund potential supplemental appropriations, or to be re-appropriated for other budget purposes. In addition to the appropriated funds placed into budgetary reserve, the Commonwealth estimates that $113.5 million in various appropriation lapses will also be available to offset revenue shortfalls, or to support supplemental appropriations currently estimated at $16.7 million. The budgetary actions ordered or proposed by the Governor are intended to allow the Commonwealth to end the fiscal year on June 30, 2003 with no deficit, based on current revised revenue and expenditure projections. Achieving the financial results as budgeted or re-estimated may be adversely affected by a number of trends or events, including developments in the national and state economy and adverse developments in industries accounting for significant employment and economic production in the Commonwealth.

Proposed Fiscal Year 2004 Budget. The Governor proposed a fiscal year 2004 budget to the General Assembly in March 2003. The proposed budget recommended appropriations totaling $22.6 billion of Commonwealth revenues against estimated current law revenues and proposed revenue measures, net of tax refunds of $22.6 billion. The Governor's proposed budget includes $2.8 billion of tax, fee and other revenue increases requiring legislative approval, including the transfer of the expected $330 million balance in the Tobacco Settlement Fund reserve account to the General Fund. Under current law, approval of that transfer requires legislative approval with a two-thirds majority.

In his budget, the Governor proposed two major program expansions. In education, the Governor proposes to shift a substantial portion of local public school costs from local property taxes levied by school districts to an increased subsidy payment to school districts by the Commonwealth. The proposal expects to increase the Commonwealth's subsidy of local public school costs to 50 percent of total costs in aggregate. Funds for the increased subsidy amount and for additional funding to local school districts to improve student achievement are proposed to be funded from taxes realized from the legalization of slot machines at racetracks in the state, an increase in the state personal income tax of 0.65 percentage points and other tax rate and fee increases. In addition to the 0.65 percentage point increase in the state personal income tax rate proposed for education, the Governor has proposed an additional 0.3 percentage point increase to the tax rate in support for general budget expenses. Together, the proposed tax rate increases would raise the personal income tax rate to 3.75 percent, to be effective as of July 1, 2003.

The Governor has also proposed an economic stimulus plan for the Commonwealth to provide additional funding to be combined with private investments to invest in economic development projects within the state. Investments are to be directed to blighted rural, urban and suburban sites to be re-developed to spur the location of new job-creating businesses. The funding for the economic stimulus program is proposed to come from $1.5 billion of debt issued over more than three fiscal years. The proposed debt would be composed of $0.5 billion of capital budget debt in addition to that anticipated to support the current capital budget program and $1.0 billion of debt to be repaid from annual budget appropriations.

The General Assembly has enacted portions of the Governor's budget proposal but has not yet approved any of the proposed tax, fee or other revenue proposals nor any of the education or economic development program expansions requested by the Governor. The Governor's remaining proposals are now being considered by the General Assembly. The General Assembly may change, eliminate or add amounts and items to the proposed budget submitted by the Governor and there can be no assurance that the budget, as proposed by the Governor, will be enacted into law.

Debt Limits and Outstanding Debt. The Pennsylvania Constitution permits the issuance of the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster; (ii) electorate approved debt; (iii) debt for capital projects subject to an aggregate outstanding debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years; and
(iv) tax anticipation notes payable in the fiscal year of issuance.

Under the Pennsylvania Fiscal Code, the Auditor General is required to certify to the Governor and the General Assembly certain information regarding the Commonwealth's indebtedness. According to the February 27, 2003 Auditor General certificate, the average annual tax revenues deposited in all funds in the five fiscal years ended February 28, 2003 was approximately $23.7 billion, and, therefore, the net debt limitation for the 2002 fiscal year is approximately $35.9 billion. Outstanding net debt totaled approximately $5.2 billion at February 28, 2003. On February 28, 2003 the amount of debt authorized by law to be issued, but not yet incurred, was approximately $37.2 billion.

Debt Ratings. All outstanding general obligation bonds of the Commonwealth are rated AA by S&P and Aa2 by Moody's.

City of Philadelphia. The City of Philadelphia (the "City" or "Philadelphia") is the largest city in the Commonwealth. Philadelphia experienced a series of general fund deficits for fiscal years 1988 through 1992 which culminated in serious financial difficulties for the City.

The Pennsylvania Intergovernmental Cooperation Authority ("PICA") was created by Commonwealth legislation in 1991 to assist Philadelphia in remedying its fiscal emergencies. PICA is designed to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. This financial assistance has included grants used by the City for defeasance of certain city general obligation bonds, funding of capital projects and the liquidation of the cumulative general fund balance deficit of Philadelphia as of June 30, 1992, of $224.9 million. At this time, Philadelphia is operating under a five-year fiscal plan approved by PICA on June 18, 2002.

No further bonds are to be issued by PICA for the purpose of financing a capital project or deficit as the authority for such bond sales expired December 31, 1994. PICA's authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1996. Its ability to refund existing outstanding debt is unrestricted. PICA had $840.6 million in special tax revenue bonds outstanding as of June 30, 2002. Neither the taxing power nor the credit of the Commonwealth is pledged to pay debt service on PICA's bonds.

S&P's rating on Philadelphia's general obligation bonds is "BBB." Moody's rating is currently "Baa1."

Litigation. The Commonwealth is a party to numerous lawsuits in which an adverse final decision could materially affect the Commonwealth's governmental operations and consequently its ability to pay debt service on its obligations. The Commonwealth also faces tort claims made possible by the limited waiver of sovereign immunity effected by Act 152, approved September 28, 1978, as amended. Under Act 152, damages for any loss are limited to $250,000 per person and $1 million for each accident.


                             MANAGEMENT OF THE FUNDS

Investment Advisor

On April 5, 2002, Zurich Scudder Investments, Inc. ("Scudder"), the investment advisor for each Fund, was acquired by Deutsche Bank AG. Upon the closing of this transaction, Scudder became part of Deutsche Asset Management ("DeAM") and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). DeIM, which is part of Deutsche Asset Management, is the investment advisor for each Fund. Under the supervision of the Board of Trustees of the Fund, DeIM, with headquarters at 345 Park Avenue, New York, New York, makes the Fund's investment decisions, buys and sells securities for the Fund and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. The Fund's investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM is one of the most experienced investment counsel firms in the US. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953 Scudder introduced Scudder International Fund, Inc., the first mutual fund available in the US investing internationally in securities of issuers in several foreign countries. The predecessor firm reorganized from a partnership to a corporation on June 28, 1985. On December 31, 1997, Zurich Insurance Company ("Zurich") acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of Scudder. Scudder's name was changed to Scudder Kemper Investments, Inc. On January 1, 2001, Scudder changed its name from Scudder Kemper Investments, Inc. to Zurich Scudder Investments, Inc. On April 5, 2002, 100% of Scudder, not including certain UK operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG.


The Advisor manages each Fund's daily investment and business affairs subject to the policies established by the Trust's Board of Trustees.


Pursuant to an investment management agreement (the "Agreement") with each Fund, the Advisor acts as each Fund's investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as trustees or officers of one or more funds if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as sub-advisors to perform certain of the Advisor's duties.

The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.


The Advisor maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. The Advisor receives published reports and statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for the Advisor's clients. However, the Advisor regards this information and material as an adjunct to its own research activities. The Advisor's international investment management team travels the world researching hundreds of companies. In selecting securities in which a Fund may invest, the conclusions and investment decisions of the Advisor with respect to a Fund are based primarily on the analyses of its own research department.

In certain cases, the investments for a Fund are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that a Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of a Fund can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for a Fund and also for other clients advised by the Advisor. Investment decisions for a Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Fund.




The present investment management agreement (the "Agreement") was approved by the Trustees on February 4, 2002 and became effective on April 5, 2002. The Agreement continued in effect until September 20, 2002 and continues from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreement or interested persons of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust's Trustees or of a majority of the outstanding voting securities of the Funds.

The Agreement may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminate in the event of its assignment.

Under the Agreement, the Advisor regularly provides each Fund with continuing investment management for each Fund's portfolio consistent with each Fund's investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of a Fund's assets shall be held uninvested, subject to the Trust's Declaration of Trust, the 1940 Act, the Code and to each Fund's investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Trustees of the Trust may from time to time establish. The Advisor also advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of each Fund.

Under the Agreement, the Advisor also renders administrative services (not otherwise provided by third parties) necessary for each Fund's operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to a Fund (such as the Funds' transfer agent, pricing agents, Custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of the Funds' federal, state and local tax returns; preparing and filing the Funds' federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of each Fund under applicable federal and state securities laws; maintaining each Fund's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of each Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring each Fund's operating budget; processing the payment of each Funds' bills; assisting each Fund in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting each Fund in the conduct of its business, subject to the direction and control of the Trustees.

Under the Agreement a Fund is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; insurance; taxes and governmental fees; the fees and expenses of the Transfer Agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of the Fund who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. Each Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. Each Fund is also responsible for its expenses of shareholders' meetings, the cost of responding to shareholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees of the Funds with respect thereto.

The Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.

Officers and employees of the Advisor from time to time may have transactions with various banks, including the Funds' custodian bank. It is the Advisor's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

In reviewing the terms of the Agreement and in discussions with the Advisor concerning such Agreement, the Trustees of the Trust who are not "interested persons" of the Advisor are represented by independent counsel at the Funds' expense.

Certain officers or Trustees of the Trust are also directors or officers of the Advisor as indicated under "Officers and Trustees."

For the services and facilities furnished, the Funds pay a monthly investment management fee, on a graduated basis of 1/12 of the following annual rates.

Combined Average Daily Net Assets                                    All Funds
---------------------------------                                    ---------

$0-$500 million                                                       .220%
$500-$1 billion                                                       .200%
$1 billion-$2 billion                                                 .175%
$2 billion-$3 billion                                                 .160%
Over $3 billion                                                       .150%

The table below shows the total aggregated fees paid pursuant to the Management Agreement by each Fund for the past three fiscal years.

Fund                               2003                2002               2001
----                               ----                ----               ----

Florida                          $197,625            $127,327           $95,712
Michigan                         $73,932             $76,324            $39,099
New Jersey                       $248,991            $160,432           $143,386
New York                         $508,815            $375,323           $224,965
Pennsylvania                     $91,148             $63,918            $41,075

The Advisor and certain affiliates have agreed to voluntarily limit total operating expenses of the Funds to the extent described in the prospectus.

The Advisor may serve as advisor to other funds with investment objectives and policies similar to those of a Fund that may have different distribution arrangements or expenses, which may affect performance.


None of the officers or Trustees of the Trust may have dealings with a Fund as principals in the purchase or sale of securities, except as individual subscribers to or holders of shares of the Fund.


The term Scudder Investments is the designation given to the services provided by the Advisor and its affiliates to the Scudder Family of Funds.

Board Considerations in Connection with Annual Renewal of Investment Management Agreement

The Board of Trustees approved the renewal of each Fund's advisory contract on September 26, 2002. As part of the annual contract review process, commencing in July, 2002, the Board, as a whole, the Independent Trustees, separately, and each Fund's Oversight Committee met on several occasions to consider the renewal of each Fund's investment management agreement. The Oversight Committee initially analyzed and reviewed extensive materials, received responses from the Advisor and received advice from counsel. The Committee presented their findings and recommendations to the Independent Trustees as a group. The Independent Trustees then reviewed the Committee's findings and recommendations and presented their recommendations to the full Board. At a meeting on September 26, 2002, the Board concluded that the terms of the investment management agreements for each Fund are fair and reasonable and the continuance of each agreement is in the best interest of each Fund.


In connection with their meetings, the Oversight Committee and the Board received comprehensive materials from the Advisor and from independent sources relating to the management fees charged and services provided, including information about (i) the nature and quality of services provided by the Advisor; (ii) the management fees, expense ratios and asset sizes of the Funds relative to peer groups; (iii) the level of the Advisor's profits with respect to the management of the Funds, including the methodology used to allocate costs among funds advised by the Advisor; (iv) the short-term and long-term performance of the Funds relative to appropriate peer groups and one or a combination of market indices; and (v) fall-out benefits to the Advisor from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of the Advisor.

Investment Performance. The Board reviewed each Fund's investment performance as well as the performance of a peer group of funds, and the performance of an appropriate index or combination of indices. The Board considered short-term and long-term performance, as well as the factors contributing to underperformance of certain funds advised by the Advisor and steps taken by the Advisor to improve such underperformance. In particular, the Board has requested the Advisor to identify Scudder funds whose performance ranks in the lowest quartile of their peer group ("Focus Funds") and to provide more frequent reports of steps to monitor and improve performance of the Focus Funds.

Fees and Expenses. The Board considered each Fund's management fee rates, expense ratios and asset sizes relative to an appropriate peer group of funds, including information about the expense limitation commitments from the Advisor.


Profitability. The Board considered the level of the Advisor's profits with respect to the management of each Fund, including a review of the Advisor's methodology in allocating its costs to the management of the Funds. The Board considered the profits realized by the Advisor in connection with the operation of each Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund. The Board also considered the Advisor's overall profit margins in comparison with available industry data.

Economies of Scale. The Board considered whether there have been economies of scale with respect to the management of each Fund and whether the Fund has appropriately benefited from any economies of scale. The Board considered whether the management fee rate is reasonable in relation to the asset size of the Fund.

Advisor Personnel and Methods. The Board considered the size, education and experience of the Advisor's staff, its use of technology and its approach to recruiting, training and retaining portfolio managers and other research and management personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, cost and extent of administrative and shareholder services performed by the Advisor and its affiliated companies.


Other Benefits to the Advisor. The Board also considered the character and amount of other incidental benefits received by the Advisor and its affiliates.




Code of Ethics


The Funds, the Advisor, and the Funds' principal underwriter have each adopted codes of ethics under rule 17j-1 under the 1940 Act. Board members, officers of the Trust and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                             FUND SERVICE PROVIDERS


Underwriter. Pursuant to an underwriting and distribution services agreement ("Distribution Agreement"), Scudder Distributors, Inc. ("SDI"), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, serves as distributor and principal underwriter for the Trust to provide information and services for existing and potential shareholders. The distribution agreement provides that SDI shall appoint various firms to provide cash management services for their customers or clients through the Trust.

As principal underwriter for the Trust, SDI acts as agent of the Trust in the continuous sale of its shares of the Portfolio. SDI pays all its expenses under the Distribution Agreement. The Trust pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and SDI pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. SDI also pays for supplementary sales literature and advertising costs. SDI has related selling group agreements with various firms to provide distribution services for Portfolio shareholders.


The Distribution Agreement continues in effect from year to year so long as such continuance is approved at least annually by a vote of the Board of Trustees of the Trust, including the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the agreement. The Distribution Agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by the Trust or by SDI upon 60 days' written notice. Termination of the Distribution Agreement by the Trust may be by vote of a majority of the Board of Trustees, or a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the agreement, or a "majority of the outstanding voting securities" of the Trust as defined under the 1940 Act.




Each Fund has approved a Rule 12b-1 Plan (the "Plan") pursuant to the provisions of Rule 12b-1 under the 1940 Act. Rule 12b-1 regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing shares. Each Plan continues in effect from year to year so long as such continuance is approved by a vote of the Board of Trustees of the Trust, including the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan. The vote must take place at a meeting of the Board held in person and called for the purpose of voting on the Plan. The Plan may not be amended to increase the fee to be paid by each Fund without approval by a majority of the outstanding voting securities of the Shares of each Fund and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the Plan. The Plan may be terminated at any time without penalty by a vote of the majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the Plan, or by a vote of the majority of the outstanding voting securities of the Trust. The Funds of the Trust will vote separately with respect to each Plan.

SDI has entered into related arrangements with various banks, broker-dealer firms and other service or administrative firms ("firms") that provide services and facilities for their customers or clients who are investors in each Fund. The firms provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Funds, assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation. SDI may also reimburse firms for costs associated with the transfer of client balances to a Fund. SDI may elect to keep a portion of the total administration fee to compensate itself for functions performed for a Fund or to pay for sales materials or other promotional activities.

In addition, SDI may from time to time, from its own resources, pay certain firms additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of each Fund.

SDI also may provide some of the above services and may retain any portion of the fee under the Plan not paid to firms to compensate itself for distribution functions performed for each Fund.

Currently, SDI receives distribution fees by the funds, normally payable monthly, at an annual rate of 0.50% of the average daily net assets (except Michigan Fund which pays 0.35%) of those accounts that it maintains and services. Firms to which service fees may be paid may include affiliates of SDI.

During the fiscal year ended March 31, 2003, the Florida Fund, Michigan Fund, New Jersey Fund, Pennsylvania Fund and New York Fund paid distribution fees to SDI of $197,625, $73,932, $248,991, $91,148 and $508,815, respectively. As of
March 31, 2003, the amounts unpaid by each Fund were $9,845, $3,396, $17,137, $1,874 and $18,911, respectively. During the fiscal year ended March 31, 2003, SDI paid fees to Firms $196,163, $73,057, $247,499, $90,824 and $504,725, for
Florida Fund, Michigan Fund, New Jersey Fund, Pennsylvania Fund and New York Fund, respectively.

Included as part of the amounts above, Florida Fund, Michigan Fund, New Jersey Fund, Pennsylvania Fund and New York Fund paid $23,110, $6,515, $24,993, $11,461 and $39,363, respectively, in distribution fees for expenses related to marketing and sales activities, production of sales literature, prospectus printing, media advertising and production of sales promotional materials. A portion of the aforesaid marketing, sales and operating expenses could be considered overhead expense. In addition to the discounts or commissions described above, SDI will, from time to time, pay or allow additional discounts, commissions or promotional incentives, in the form of cash or other compensation, to firms that sell shares of the Funds.


Independent Auditors and Reports to Shareholders


The financial highlights of each Fund included in the Funds' prospectus and the Financial Statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, independent auditors, given on the authority of said firm as experts in auditing and accounting. Ernst & Young LLP audits the financial statements of the Funds and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Legal Counsel


Vedder, Price, Kaufman & Kammholz, 222 North LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to each Fund and the Non-interested Trustees.


Fund Accounting Agent


Scudder Fund Accounting Corporation ("SFAC"), Two International Place, Boston, Massachusetts, 02110, a subsidiary of the Advisor, is responsible for determining the daily net asset value per share of the Funds and maintaining portfolio and general accounting records. Currently, SFAC receives no fee for its services to the Funds; however, subject to Board approval, at some time in the future, SFAC may seek payment for its services under this agreement.

Pursuant to an agreement among the Advisor, SFAC and State Street Bank and Trust Company ("SSB") (the "Sub-Accounting and Sub-Administrator Agreement"), SFAC and the Advisor have delegated certain fund accounting functions to SSB under the fund accounting agreement. The costs and expenses of such delegation are borne by the Advisor and SFAC, not by the Funds.

Pursuant to a sub-administrator agreement between the Advisor and SSB, the Advisor has delegated certain administrative functions to SSB under the investment management agreement. The costs and expenses of such delegation are borne by the Advisor, not by the Funds.


Custodian, Transfer Agent and Shareholder Service Agent


State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110 (the "Custodian"), as custodian has custody of all securities and cash of the Funds. The Custodian attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Funds.

State Street also acts as transfer agent for the Funds. Pursuant to a services agreement with State Street, Scudder Investments Service Company ("SISC"), 811 Main Street, Kansas City, Missouri 64105-2005, an affiliate of the Advisor, serves as "Shareholder Service Agent" and dividend paying agent. State Street receives as transfer agent, and pays to SISC annual account fees of a maximum of $13 per account plus out-of-pocket expense reimbursement.

The following shows the shareholder services fees remitted to SISC for each Fund's three most recent fiscal years:

                           Fees Paid to SISC                         Unpaid at
Fund                       Fiscal Year 2003    Fees Not Imposed   March 31, 2003
----                       ----------------    ----------------   --------------

Florida Fund                   $79,657            $45,355               $7,450
Michigan Fund                  $42,588            $23,039               $2,736
New Jersey Fund                $79,429            $68,990               $8,890
Pennsylvania Fund              $44,741            $49,268                 $585
New York Fund                 $177,322            $0                   $11,731

                           Fees Paid to SISC
Fund                       Fiscal Year 2002    Fees Not Imposed
----                       ----------------    ----------------

Florida Fund                  $121,810            $74,428
Michigan Fund                  $44,842            $44,842
New Jersey Fund                $92,370            $32,288
Pennsylvania Fund              $43,971            $39,923
New York Fund                 $312,580           $185,767

                           Fees Paid to SISC
Fund                       Fiscal Year 2001    Fees Not Imposed
----                       ----------------    ----------------

Florida Fund                        $0           $115,640
Michigan Fund                       $0            $64,491
New Jersey Fund                $21,784           $102,790
Pennsylvania Fund                   $0            $71,566
New York Fund                       $0           $358,096

Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are born by SISC, not by the Funds.

                             PORTFOLIO TRANSACTIONS




Allocations of brokerage may be placed by the Advisor.

Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker. There usually are no brokerage commissions paid by a Portfolio for such purchases. During the last three fiscal years each Fund paid no portfolio brokerage commissions. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers will include the spread between the bid and asked prices.


                                   PERFORMANCE




The Advisor has voluntarily agreed to absorb certain operating expenses of each Fund to the extent described in the prospectus. Without this expense absorption, the performance results noted herein would have been lower.

From time to time, a Fund may advertise several types of performance information including "yield," "effective yield," and "tax equivalent yield." Each of these figures is based upon historical earnings and is not representative of the future performance of a Fund. The yield of a Fund refers to the net investment income generated by a hypothetical investment in the Fund over a specific seven-day period. This net investment income is then annualized, which means that the net investment income generated during the seven-day period is assumed to be generated each week over an annual period and is shown as a percentage of the investment. The effective yield is calculated similarly, but the net investment income earned by the investment is assumed to be compounded weekly when annualized. The effective yield will be slightly higher than the yield due to this compounding effect. Tax equivalent yield is the yield that a taxable investment must generate in order to equal the Fund's yield for an investor in a stated federal and, if applicable, state and local income tax bracket (normally assumed to be the maximum tax rate). Tax equivalent yield is based upon, and will be higher than, the portion of a Fund's yield that is tax-exempt.

The performance of a Fund may be compared to that of other money market mutual funds or mutual fund indexes as reported by independent mutual fund reporting services such as Lipper, Inc. A Fund's performance and its relative size may be compared to other money market mutual funds as reported by IBC Financial Data, Inc., a reporting service on money market funds.

Information may be quoted from publications such as Morningstar, Inc., The Wall Street Journal, Money Magazine, Forbes, Barron's, Fortune, The Chicago Tribune, USA Today, Institutional Investor and Registered Representative. A Fund may depict the historical performance of the securities in which it may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indexes of those investments or economic indicators. A Fund may also describe its portfolio holdings and depict its size or relative size compared to other mutual funds, the number and make-up of its shareholder base and other descriptive factors concerning the Fund.

A Fund's yield will fluctuate. Shares of a Fund are not insured.

Each Fund's yield is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission. Under that method, the yield quotation is based on a seven-day period and is computed as follows. The first calculation is net investment income per share, which is accrued interest on fund securities, plus or minus amortized original issue discount or premium, less accrued expenses. This number is then divided by the price per share (expected to remain constant at $1.00) at the beginning of the period ("base period return"). The result is then divided by 7 and multiplied by 365 and the resulting yield figure is carried to the nearest one-hundredth of one percent. Realized capital gains or losses and unrealized appreciation or depreciation of investments are not included in the calculation.

For the seven day period ended March 31, 2003, the Florida Fund's yield was 0.17%, the Michigan Fund's yield was 0.36%, the New Jersey Fund's yield was 0.10%, the New York Fund's yield was 0.58% and the Pennsylvania Fund's yield was 0.24%.

Each Fund's effective yield is determined by taking the base period return (computed as described above) and calculating the effect of assumed compounding. The formula for the effective yield is: (base period return +1)365/7 - 1.

For the seven day period ended March 31, 2003, the Florida Fund's effective yield was 0.17%, the Michigan Fund's effective yield was 0.36%, the New Jersey Fund's effective yield was 0.10%, the New York Fund's effective yield was 0.58% and the Pennsylvania Fund's effective yield was 0.24%.

The tax equivalent yield of a Fund is computed by dividing that portion of a Fund's yield (computed as described above) which is tax-exempt by (one minus the stated federal and, if applicable, state and local income tax rate) and adding the result to that portion, if any, of the yield of a Fund that is not tax-exempt. Based upon a marginal federal income tax rate of 35% for the Florida Fund, a combined federal and Michigan State marginal income tax rate of 37.60% for the Michigan Fund, a combined federal and New Jersey State marginal income tax rate of 39.14% for the New Jersey Fund, a combined federal, New York State and New York City marginal income tax rate of 40.01% for the New York Fund, and a combined federal and Pennsylvania State marginal income tax rate of 36.82% for the Pennsylvania Fund, and a yield computed as described above for the seven-day period ended March 31, 2003, the Florida Fund's tax equivalent yield was 0.26%, the Michigan Fund's tax equivalent yield was 0.58%, the New Jersey Fund's tax equivalent yield was 0.16%, the New York Fund's tax equivalent yield was 0.97% and the Pennsylvania Fund's tax-equivalent yield was 0.38%.

Each Fund's yield fluctuates, and the publication of an annualized yield quotation is not a representation as to what an investment in a Fund will actually yield for any given future period. Actual yields will depend not only on changes in interest rates on money market instruments during the period in which the investment in a Fund is held, but also on such matters as Fund expenses.

Investors have an extensive choice of money market funds and money market deposit accounts and the information below may be useful to investors who wish to compare the past performance of a Fund with that of its competitors. Past performance cannot be a guarantee of future results.

A Fund's performance also may be compared on an after-tax basis to various bank products, including the average rate of bank and thrift institution money market deposit accounts or interest bearing checking accounts as reported in the BANK RATE MONITOR National Index(TM) of 100 leading bank and thrift institutions as published by BANK RATE MONITOR(TM), N. Palm Beach, Florida 33408. The rates published by the BANK RATE MONITOR National Index(TM) are averages of the personal account rates offered on the Wednesday prior to the date of publication by 100 of the leading bank and thrift institutions in the ten largest Consolidated Standard Metropolitan Statistical Areas. Account minimums range upward from $2,000 in each institution and compounding methods vary. Interest bearing checking accounts generally offer unlimited check writing while money market deposit accounts generally restrict the number of checks that may be written. If more than one rate is offered, the lowest rate is used. Rates are determined by the financial institution and are subject to change at any time. Bank products represent a taxable alternative income-producing product. Bank and thrift institution deposit accounts may be insured. Shareholder accounts in a Fund are not insured. Bank passbook savings accounts share some liquidity features with money market mutual fund accounts but they may not offer all the features available from a money market mutual fund, such as check writing. Bank passbook savings accounts normally offer a fixed rate of interest while the yield of a Fund fluctuates. Bank checking accounts normally do not pay interest but share some liquidity features with money market mutual fund accounts (e.g., the ability to write checks against the account). Bank certificates of deposit may offer fixed or variable rates for a set term. (Normally, a variety of terms are available.) Withdrawal of these deposits prior to maturity normally will be subject to a penalty. In contrast, shares of a Fund are redeemable at the net asset value (normally $1.00 per share) next determined after a request is received, without charge.

Investors also may want to compare a Fund's performance on an after-tax basis to that of U.S. Treasury bills or notes because such instruments represent alternative income producing products. Treasury obligations are issued in selected denominations. Rates of U.S. Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the U.S. Treasury. The market value of such instruments generally will fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. Generally, the value of obligations with shorter maturities will fluctuate less than those with longer maturities. A Fund's yield will fluctuate. Also, while each Fund seeks to maintain a net asset value per share of $1.00, there is no assurance that it will be able to do so.

A Fund's performance also may be compared to the Consumer Price Index, as published by the U.S. Bureau of Labor Statistics, which is an established measure of change over time in the prices of goods and services in major expenditure groups.

If a Fund's fees or expenses are being waived or absorbed by the advisor, a Fund may also advertise performance information before and after the effect of the fee waiver or expense absorption.

Tax-Exempt Versus Taxable Yield. You may want to determine which investment -- tax-exempt or taxable -- will provide you with a higher after-tax return. To determine the taxable equivalent yield, simply divide the yield from the tax-exempt investment by the sum of [1 minus your marginal tax rate]. The tables below are provided for your convenience in making this calculation for selected tax-exempt yields and taxable income levels. These yields are presented for purposes of illustration only and are not representative of any yield that the Tax-Exempt Portfolio may generate. Both tables are based upon current law as to the 2002 tax rates schedules.

FEDERAL

Tax Equivalent Yields

                                                                                                           Effective   Federal
    Taxable Income        Effective       Effective      Federal Tax      Taxable Income      Effective     Federal      Tax
        Single            State Rate     Federal Rate       Bracket            Joint          State Rate     Rate       Bracket
        ------            ----------     ------------       -------            -----          ----------     ----       -------

   $28,401- $68,800         0.00%           25.00%          25.00%       $56,801- $114,650      0.00%       25.00%      25.00%
   $68,801- $143,500        0.00%           28.00%          28.00%       $114,651- $174,700     0.00%       28.00%      28.00%
  $143,501- $311,950        0.00%           33.00%          33.00%       $174,701- $311,950     0.00%       33.00%      33.00%
     over $311,950          0.00%           35.00%          35.00%         over $311,950        0.00%       35.00%      35.00%

                                       If your combined federal and state effective tax rate in 2003 is:
                                       -----------------------------------------------------------------
                                 10.00%           15.00%         25.00%            28.00%          33.00%       35.00%
To match these
tax-free yields:                        Your taxable investment would have to earn the following yield:
----------------                        ---------------------------------------------------------------

                  2.00%           2.22%            2.35%          2.67%            2.78%            2.99%        3.08%
                  3.00%           3.33%            3.53%          4.00%            4.17%            4.48%        4.62%
                  4.00%           4.44%            4.71%          5.33%            5.56%            5.97%        6.15%
                  5.00%           5.56%            5.88%          6.67%            6.94%            7.46%        7.69%
                  6.00%           6.67%            7.06%          8.00%            8.33%            8.96%        9.23%
                  7.00%           7.78%            8.24%          9.33%            9.72%           10.45%       10.77%
                  8.00%           8.89%            9.41%         10.67%           11.11%           11.94%       12.31%
                  9.00%          10.00%           10.59%         12.00%           12.50%           13.43%       13.85%

Please note:

1)    This chart does not take into consideration any local or city tax rates.

2) The effective state and federal tax rates are calculated using the highest marginal tax rate within the applicable tax bracket.

3) Taxable income amounts represent taxable income as defined in the Internal Revenue Code.

MICHIGAN

Tax Equivalent Yields

                                                  Combined                                                            Combined
                       Effective    Effective     Michigan                              Effective    Effective      Michigan and
        Taxable          State       Federal     and Federal           Taxable            State       Federal        Federal Tax
     Income Single       Rate         Rate       Tax Bracket        Income Joint          Rate         Rate            Bracket
     -------------       ----         ----       -----------        ------------          ----         ----            -------

     $0 - $28,400         4.00%      15.00%        18.40%            $0 - $56,800         4.00%       15.00%           18.40%
   $28,401 - $68,800      4.00%      25.00%        28.00%         $56,801 - $114,650      4.00%       25.00%           28.00%
  $68,801 - $143,500      4.00%      28.00%        30.88%        $114,651 - $174,700      4.00%       28.00%           30.88%
  $143,501 - $311,950     4.00%      33.00%        35.68%        $174,701 - $311,950      4.00%       33.00%           35.68%
     over $311,950        4.00%      35.00%        37.60%           over $311,950         4.00%       35.00%           37.60%

                          If your combined federal and state effective tax rate in 2003 is:
                          -----------------------------------------------------------------
                         18.40%      28.00%        30.88%            35.68%          37.60%
To match these
 tax-free yields          Your taxable investment would have to earn the following yield:
                          ---------------------------------------------------------------

        2.00%            2.45%        2.78%        2.89%             3.11%           3.21%
        3.00%            3.68%        4.17%        4.34%             4.66%           4.81%
        4.00%            4.90%        5.56%        5.79%             6.22%           6.41%
        5.00%            6.13%        6.94%        7.23%             7.77%           8.01%
        6.00%            7.35%        8.33%        8.68%             9.33%           9.62%
        7.00%            8.58%        9.72%        10.13%            10.88%          11.22%
        8.00%            9.80%       11.11%        11.57%            12.44%          12.82%
        9.00%            11.03%      12.50%        13.02%            13.99%          14.42%

Please note:

1)    This chart does not take into consideration any local or city tax rates.

2) The effective state and federal tax rates are calculated using the highest marginal tax rate within the applicable tax bracket.

3) The combined effective tax rate reflects a deduction for state income taxes on the federal return.

4) Taxable income amounts represent taxable income as defined in the Internal Revenue Code. It is assumed that the definition of taxable income is the same under Michigan Personal Income Tax law; however, Michigan taxable income may vary due to differences in exemptions, itemized deductions, and other items.

NEW JERSEY

Tax Equivalent Yields

                                                                                                                           Combined
                                                                                                                              New
                                                           Combined                                                       Jersey and
                                                          New Jersey                         Effective     Effective       Federal
   Taxable Income       Effective        Effective       and Federal      Taxable Income       State        Federal          Tax
        Single          State Rate*    Federal Rate**    Tax Bracket           Joint           Rate*         Rate**         Bracket
        ------          -----------    --------------    -----------           -----           -----         ------         -------

  $28,401 - $35,000        1.75%           25.00%           26.31%       $56,801 - $70,000     2.45%         25.00%         26.84%
  $35,001 - $40,000        3.50%           25.00%           27.63%       $70,001 - $80,000     3.50%         25.00%         27.63%
  $40,001 - $68,800        5.53%           25.00%           29.14%      $80,001 - $114,650     5.53%         25.00%         29.14%
  $68,801 - $75,000        5.53%           28.00%           31.98%      $114,651 - $150,000    5.53%         28.00%         31.98%
  $75,001 - $143,500       6.37%           28.00%           32.59%      $150,001 - $174,700    6.37%         28.00%         32.59%
$143,501- $311,950         6.37%           33.00%           37.27%      $174,701- $311,950     6.37%         33.00%         37.27%
    over $311,950          6.37%           35.00%           39.14%         over $311,950       6.37%         35.00%         39.14%

                                           If your combined federal and state effective tax rate in 2003 is:
                                           -----------------------------------------------------------------
                               26.31%            29.14%          31.98%          32.59%           37.27%          39.14%
To match these
tax-free yields:                            Your taxable investment would have to earn the following yield:
----------------                            ---------------------------------------------------------------

                 2.00%          2.71%             2.82%           2.94%           2.97%            3.19%           3.29%
                 3.00%          4.07%             4.23%           4.41%           4.45%            4.78%           4.93%
                 4.00%          5.43%             5.65%           5.88%           5.93%            6.38%           6.57%
                 5.00%          6.79%             7.06%           7.35%           7.42%            7.97%           8.22%
                 6.00%          8.14%             8.47%           8.82%           8.90%            9.56%           9.86%
                 7.00%          9.50%             9.88%          10.29%          10.38%           11.16%          11.50%
                 8.00%         10.86%            11.29%          11.76%          11.87%           12.75%          13.15%
                 9.00%         12.21%            12.70%          13.23%          13.35%           14.35%          14.79%

Please note:

1)    This chart does not take into consideration any local or city tax rates.

2) The effective state and federal tax rates are calculated using the highest marginal tax rate within the applicable tax bracket.

3) The combined effective tax rate reflects a deduction for state income taxes on the federal return.

4) Taxable income amounts represent taxable income as defined in the Internal Revenue Code. It is assumed that the definition of taxable income is the same under New Jersey Personal Income Tax law; however, New Jersey taxable income may vary due to differences in exemptions, itemized deductions, and other items.

*     2002 rates

**    2003 rates

NEW YORK

Tax Equivalent Yields

                                                                                                                            Combined
                                                                                                                            New York
                                                          Combined                                                             and
                                                          New York                                           Effective       Federal
   Taxable Income       Effective      Effective        and Federal       Taxable Income      Effective       Federal          Tax
        Single          State Rate    Federal Rate      Tax Bracket            Joint          State Rate        Rate         Bracket
        ------          ----------    ------------      -----------            -----          ----------        ----         -------

  $28,401 - $68,800       6.85%          25.00%            30.14%       $56,801 - $114,650       6.85%         25.00%        30.14%
  $68,801 - $100,000      6.85%          28.00%            32.93%       $114,651 - $150,000      6.85%         28.00%        32.93%
 $100,001 - $143,500      7.50%          28.00%            33.40%       $150,001 - $174,700      7.50%         28.00%        33.40%
 $143,501 - $311,950      7.50%          33.00%            38.03%       $174,701 - $311,950      7.50%         33.00%        38.03%
 $311,951 - $500,000      7.50%          35.00%            39.88%       $311,951 - $500,000      7.50%         35.00%        39.88%
    over $500,000         7.70%          35.00%            40.01%          over $500,000         7.70%         35.00%        40.01%

                                           If your combined federal and state effective tax rate in 2003 is:
                                           -----------------------------------------------------------------
                              30.14%           32.93%            33.40%        38.03%                39.88%        40.01%
To match these
tax-free yields:                            Your taxable investment would have to earn the following yield:
----------------                            ---------------------------------------------------------------

                 2.00%         2.86%            2.98%             3.00%         3.23%                 3.33%         3.33%
                 3.00%         4.29%            4.47%             4.50%         4.84%                 4.99%         5.00%
                 4.00%         5.73%            5.96%             6.01%         6.45%                 6.65%         6.67%
                 5.00%         7.16%            7.46%             7.51%         8.07%                 8.32%         8.33%
                 6.00%         8.59%            8.95%             9.01%         9.68%                 9.98%        10.00%
                 7.00%        10.02%           10.44%            10.51%        11.29%                11.64%        11.67%
                 8.00%        11.45%           11.93%            12.01%        12.91%                13.31%        13.33%
                 9.00%        12.88%           13.42%            13.51%        14.52%                14.97%        15.00%

Please note:

1)    This chart does not take into consideration any local or city tax rates.

2) The effective state and federal tax rates are calculated using the highest marginal tax rate within the applicable tax bracket.

3) The combined effective tax rate reflects a deduction for state income taxes on the federal return.

PENNSYLVANIA

Tax Equivalent Yields

                                                        Combined                                                        Combined
                                                      Pennsylvania                                       Effective    Pennsylvania
   Taxable Income       Effective      Effective      and Federal      Taxable Income       Effective     Federal     and Federal
        Single          State Rate    Federal Rate    Tax Bracket           Joint          State Rate      Rate        Tax Bracket
        ------          ----------    ------------    -----------           -----          ----------      ----        -----------

  $28,401 - $68,800       2.80%          25.00%          27.10%       $56,801 - $114,650      2.80%       25.00%         27.10%
  $68,801 - $143,500      2.80%          28.00%          30.02%      $114,651 - $174,700      2.80%       28.00%         30.02%
 $143,501 - $311,950      2.80%          33.00%          34.88%      $174,701 - $311,950      2.80%       33.00%         34.88%
    over $311,950         2.80%          35.00%          36.82%         over $311,950         2.80%       35.00%         36.82%

                          If your combined federal and state effective tax rate in 2003 is:
                          -----------------------------------------------------------------
                              27.10%          30.02%          34.88%         36.82%
To match these
tax-free yields:           Your taxable investment would have to earn the following yield:
----------------           ---------------------------------------------------------------

                 2.00%         2.74%           2.86%           3.07%          3.17%
                 3.00%         4.12%           4.29%           4.61%          4.75%
                 4.00%         5.49%           5.72%           6.14%          6.33%
                 5.00%         6.86%           7.14%           7.68%          7.91%
                 6.00%         8.23%           8.57%           9.21%          9.50%
                 7.00%         9.60%          10.00%          10.75%         11.08%
                 8.00%        10.97%          11.43%          12.28%         12.66%
                 9.00%        12.35%          12.86%          13.82%         14.25%

Please note:

1)    This chart does not take into consideration any local or city tax rates.

2) The effective state and federal tax rates are calculated using the highest marginal tax rate within the applicable tax bracket.

3) The combined effective tax rate reflects a deduction for state income taxes on the federal return.

4) Taxable income amounts represent taxable income as defined in the Internal Revenue Code. It is assumed that the definition of taxable income is the same under Pennsylvania Personal Income Tax law; however, Pennsylvania taxable income may vary due to differences in exemptions, itemized deductions, and other items.

Comparison of Fund Performance

Performance may be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.


A comparison of the quoted non-standard performance offered for various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effects of the methods used to calculate performance when comparing performance of a Fund with performance quoted with respect to other investment companies or types of investments.

                       PURCHASE AND REDEMPTION OF SHARES

General Information


Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by each Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of each Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to genuine.


A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.


Information regarding tax-deferred retirement plans is not applicable to the Funds.

Orders will be confirmed at a price based on the net asset value of each Fund next determined after receipt in good order by the Transfer Agent of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by the Transfer Agent prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date").

Certificates. Share certificates will not be issued. Share certificates now in a shareholder's possession may be sent to the Transfer Agent for cancellation and book-entry credit to such shareholder's account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem each Fund's shares, including higher minimum investments, and may assess transaction or other fees. Such firms are responsible for the prompt transmission of purchase and redemption orders. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold each Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Funds' transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from each Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from each Fund through the Shareholder Service Agent for these services. The prospectus should be read in connection with such firm's material regarding its fees and services.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. Each Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless each Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

Share Pricing. Purchases will be filled at the net asset value per share next computed after receipt of the application in good order. Net asset value normally will be computed for each fund as of twelve o'clock noon and the close of regular trading on the New York Stock Exchange (the "Exchange") on each day during which the Exchange is open for trading. Orders received after the close of regular trading on the Exchange will be executed at the next business day's net asset value. If the order has been placed by a member of the NASD, other than the Distributor, it is the responsibility of the member broker, rather than a Fund, to forward the purchase order to the Transfer agent in Kansas City by the close of regular trading on the Exchange.


Purchases


The Fund reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, each Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

Each Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. Each Fund also reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number.




Redemptions


Each Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the Exchange is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of each Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine each value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of the Fund's shareholders.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to the Transfer Agent. Firms must promptly submit orders to be effective.


Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.


If the proceeds of the redemption are $50,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 30 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if the Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. The Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. The owner of $5,000 or more of a Fund's shares at the offering price may provide for the payment from the owner's account of any requested dollar amount up to $50,000 to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $100. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using this Plan must reinvest Fund distributions.

In-kind Redemptions. Each Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the fund and valued as they are for purposes of computing the fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Checkwriting. All new investors and existing shareholders who apply to UMB Bank for checks may use them to pay any person for not more than $5 million. Shareholders should not write redemption checks in an amount less than $250 since a $10 service fee is charged. By using the checks, the shareholder will receive daily dividend credit on his or her shares until the check has cleared the banking system. Investors who purchased shares by check may write checks against those shares only after they have been on a Fund's book for ten business days. Shareholders who use this service may also use other redemption procedures. No shareholder may write checks against certificated shares. A Fund pays the bank charges for this service. However, each Fund will review the cost of operation periodically and reserve the right to determine if direct charges to the persons who avail themselves of this service would be appropriate. Each Fund, Scudder Investments Service Company and UMB Bank reserve the right at any time to suspend or terminate the Checkwriting procedure.


Exchanges


Shareholders may request an exchange of their shares of other Scudder Funds without imposition of a sales charge, subject to the provisions below.

Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Scudder Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with SDI. For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including without limitation accounts administered by a financial services firm offering market timing, asset allocation or similar services. Series of Scudder Target Equity Fund will be available on exchange only during the Offering Period for such series as described in the prospectus for such series. Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with the Underwriter with respect to such Funds. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and the Funds of Investors Municipal Cash Fund are available for sale only in the following states and federal district:

Florida Fund               Michigan Fund            New Jersey Fund         New York Fund           Pennsylvania Fund
------------               -------------            ---------------         -------------           -----------------

Alabama                    California               California              California              California
California                 District of Columbia     Connecticut             Connecticut             Connecticut
District of Columbia       Florida                  Delaware                District of Columbia    Delaware
Florida                    Georgia                  District of Columbia    Florida                 District of Columbia
Georgia                    Illinois                 Florida                 Georgia                 Florida
Illinois                   Indiana                  Georgia                 Indiana                 Georgia
Indiana                    Michigan                 Illinois                Illinois                Illinois
Missouri                   Missouri                 Indiana                 Missouri                Indiana
New Jersey                 New Jersey               Maryland                New Jersey              Maryland
Ohio                       Ohio                     Massachusetts           New York                Michigan
Pennsylvania               Pennsylvania             Missouri                Ohio                    Missouri
Virginia                   Virginia                 New Jersey              Pennsylvania            New Jersey
                                                    New York                Texas                   Ohio
                                                    Ohio                    Virginia                Pennsylvania
                                                    Pennsylvania                                    Vermont
                                                    Virginia                                        Virginia
                                                    West Virginia                                   West Virginia

Shares of a Scudder Fund with a value in excess of $1,000,000 acquired by exchange through another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days (the "15-Day Hold Policy"). In addition, shares of a Scudder Fund with a value of $1,000,000 or less acquired by exchange from another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days, if, in the Advisor's judgment, the exchange activity may have an adverse effect on the fund. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Scudder Fund and therefore may be subject to the 15-Day Hold Policy. For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including, without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services.


Shareholders must obtain prospectuses of the Funds they are exchanging into from dealers, other firms or SDI.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a Scudder Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such Scudder Fund. Exchanges will be made automatically until the shareholder or the Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

Dividends


Dividends are declared daily and paid monthly. Shareholders will receive dividends in additional shares unless they elect to receive cash. Dividends will be reinvested monthly in shares of the Fund at the net asset value normally on the last business day of the month. The Fund will pay shareholders who redeem their entire accounts all unpaid dividends at the time of the redemption not later than the next dividend payment date. Upon written request to the Shareholder Service Agent, a shareholder may elect to have Fund dividends invested without sales charge in shares of another Scudder Mutual Fund offering this privilege at the net asset value of such other fund. To use this privilege of investing Fund dividends shares in another Scudder Mutual Fund, shareholders must maintain a minimum account value of $1,000 in a Fund.


If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.


A Fund reinvests dividend checks (and future dividends) in shares of the Fund if checks are returned as undeliverable. Dividends and other distributions of a Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the Fund unless the shareholder requests that such policy not be applied to the shareholder's account.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year each Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.


Each Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as the Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, a Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Internal Revenue Code of 1986, as amended (the "Code").


                                      TAXES


The following is intended to be a general summary of certain US federal income tax consequences of investing in the Funds. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in a Fund.

Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Code and has qualified as such since its inception. Each Fund intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the Fund level. In order to qualify as a regulated investment company, each Fund must meet certain requirements regarding the source of its income and the diversification of its assets. The Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies.

The Fund must diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses.

Each Fund is required to distribute to its shareholders at least 90 percent of its taxable and tax-exempt net investment income (including the excess of net short-term capital gain over net long-term capital loss) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gains in the manner required under the Code.

If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). Furthermore, distributions by the Fund would not qualify as tax-exempt interest income, but may, at least in part, qualify for the dividends received deduction applicable to corporate shareholders under Section 243 of the Code, and the reduced rates of taxation for "qualified dividend income" applicable to non-corporate shareholders under 1
(h)(11) of the Code.

Each Fund is subject to a 4% nondeductible excise tax on amounts required to be, but not distributed, under a prescribed formula. The formula requires each Fund to distribute to shareholders during each calendar year of (1) at least 98% of the Fund's taxable ordinary income for the calendar year (2) at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year and (3) all such ordinary income and capital gains for previous years that were neither distributed nor taxed to the Fund during such years. Although each Fund's distribution policies should enable it to avoid excise tax liability, a Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of such Fund.

Subchapter M of the Code permits the character of tax-exempt interest distributed by a regulated investment company to flow-through as tax-exempt interest to its shareholders, provided that at least 50% of the value of the Fund's assets at the end of each quarter of the taxable year is invested in state, municipal and other obligations the interest on which is excluded from gross income under Section 103(a) of the Code. The Fund intends to satisfy this 50% requirement in order to permit distributions of tax-exempt interest to be treated as such for federal income tax purposes in the hands of its shareholders. These distributions may be subject to the individual or corporate alternative minimum tax. Discount from certain stripped tax-exempt obligations or their coupons may be taxable.

Any loss realized upon the redemption of shares held for six months or less at the time of redemption will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period. Furthermore, any loss from the sale or redemption of shares held six months or less generally will be disallowed to the extent that tax-exempt interest dividends were paid on such shares.


Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish a Fund with their taxpayer identification numbers and certifications as to their tax status.

Interest on indebtedness incurred by shareholders to purchase or carry shares of a Fund will not be deductible for federal income tax purposes. Under rules used by the Internal Revenue Service ("IRS") to determine when borrowed funds are used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.


Section 147(a) of the Code prohibits exemption from federal income taxation of interest on certain governmental obligations to persons who are "substantial users" (or persons related thereto) of facilities financed by such obligations. The Funds have not undertaken any investigation as to the users of the facilities financed by bonds in their portfolios.

Tax legislation in recent years has included several provisions that may affect the supply of, and the demand for, tax-exempt bonds, as well as the tax-exempt nature of interest paid thereon. It is not possible to predict with certainty the effect of these recent tax law changes upon the tax-exempt bond market, including the availability of obligations appropriate for investment, nor is it possible to predict any additional restrictions that may be enacted in the future.

"Exempt-interest" dividends are included as income for purposes of determining whether the amount of a shareholder's total social security benefits and railroad retirement benefits are subject to tax.

Dividends paid by the Florida Fund, including capital gain distributions, to individual shareholders will not be subject to the Florida income tax since Florida does not impose a personal income tax. Dividends paid by the Florida Fund, including capital gain distributions, will be taxable to corporate shareholders that are subject to the Florida corporate income tax. During the fiscal year ended March 31, 2003 100% of the income dividends paid by the Florida Fund constituted tax-exempt dividends for federal income tax purposes. Additionally, Florida imposes an "intangibles tax" at the rate of $1.00 per $1,000 of taxable value of certain securities and other intangible assets owned by Florida residents on January 1st of each year. Cash held in bank accounts, US Government securities and Florida Municipal Securities are exempt from this intangibles tax. The first $20,000 of securities subject to the tax is also exempt from the intangibles tax. Further any person owing less than $60.00 of intangibles tax is exempt from the tax. Florida's intangibles tax statute was recently revised. Under the most recent revisions, if on December 31st of any year the Florida Fund's portfolio consists of at least 90% of assets which are exempt from the intangibles tax (primarily US Government securities, Florida Municipal Securities and cash held in bank accounts), then the shares of the Florida Fund are exempt from the intangibles tax. If less than 90% of the Florida Fund's assets is exempt from the intangibles tax, then only that portion of the value of the Florida Fund's shares attributable to US Government will be exempt from the Florida intangibles tax. Thus, in order to take full advantage of the exemption from the intangibles tax in any year, the Florida Fund could be required to sell all non-exempt assets held in its portfolio and reinvest the proceeds in exempt assets prior to December 31st. Transactions costs involved in restructuring the portfolio in this fashion would likely reduce the Florida Fund's investment return and might exceed any increased investment return the Florida Fund achieved by investing in non-exempt assets during the year. On December 31, 2002, the Florida Fund's portfolio consisted solely of assets exempt from the intangibles tax.

New York State corporate tax law has special provisions governing regulated investment companies that are qualified and taxed under Subchapter M of the Code. To the extent the Fund has no federal income tax liability because it distributes all of its investment income and the excess of net short-term capital gain over net long-term capital loss and all of the excess of net long-term capital gain over net short-term capital loss, it will incur no New York State income tax, other than a possible nominal minimum tax. New York City tax consequences are identical except that the amount of the possible minimum tax differs. Individual shareholders who are residents of New York State will be able to exclude for state income tax purposes that portion of the distributions which is derived from interest on obligations of New York State and its political subdivisions and of Puerto Rico, The Virgin Islands and Guam, because at least 50% of the value of the assets of a Fund will be invested in state or municipal obligations the interest on which is exempt for federal income tax purposes.


Individual shareholders who are residents of New York City will also be able to exclude such income for New York City income tax purposes. Capital gains that are retained by the Fund will be taxed to the Fund, and New York State and New York City residents will receive no New York income tax credit for such tax. Capital gains that are distributed by the Fund will be treated as capital gains for New York State and City income tax purposes in the hands of New York State and New York City residents.

Dividends paid by the Michigan Fund derived from interest income from obligations of Michigan, its political or governmental subdivision or obligations of the US, its agencies, instrumentalities or possessions will be exempt from the Michigan personal income tax and Michigan Single Business Tax provided that at least 50% of the total assets of the Michigan Fund is invested in such issues at the end of each quarter.


Dividends paid by the New Jersey Fund will be exempt from New Jersey Gross Income Tax to the extent that the dividends are derived from interest on obligations of the state or its political subdivisions or authorities or on obligations issued by certain other government authorities including certain obligations of the US and its territories (including Puerto Rico, Guam and the US Virgin Islands) or from capital gains from the disposition of such obligations, as long as the New Jersey Fund meets certain investment and filing requirements necessary to establish and maintain its status as a "Qualified Investment Fund" in New Jersey, such as the requirement that, in general, 80% of the Fund's net assets must be comprised of exempt New Jersey or US obligations at the end of each calendar quarter. It is the New Jersey Fund's intention to satisfy these requirements and maintain Qualified Investment Fund status. Dividends paid by the New Jersey Fund derived from interest on non-exempt assets will be subject to New Jersey Gross Income Tax. Dividends paid by the New Jersey Fund will be taxable to corporate shareholders subject to the New Jersey corporation business (franchise) tax.

Dividends paid by the Pennsylvania Fund will be exempt from Pennsylvania personal income tax to the extent that the dividends are derived from interest on obligations of Pennsylvania, any public authority, commissions, board or other state agency, any political subdivision of the state or its public authority, and certain obligations of the US or its territories (including Puerto Rico, Guam and the Virgin Islands). Dividends paid by the Pennsylvania Fund representing interest income on Pennsylvania Municipal Securities are also generally exempt from the Philadelphia School District Income Tax for residents of Philadelphia. Shareholders of the Pennsylvania Fund who are subject to the Pennsylvania personal property tax in their county of residence will be exempt from county personal property tax to the extent that the portfolio of the Pennsylvania Fund consists of such exempt obligations on the annual assessment date of January 1.

                                 NET ASSET VALUE


Each Fund values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Fund would receive if it sold the instrument. Calculations are made to compare the value of each Fund's investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and each Fund's $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees of the Trust believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. If each Fund's net asset value per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees of the Trust might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if each Fund's net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board of Trustees of the Trust might supplement dividends in an effort to maintain the net asset value at $1.00 per share. Redemption orders received in connection with the administration of checkwriting programs by certain dealers or other financial services firms prior to the determination of each Fund's net asset value also may be processed on a confirmed basis in accordance with the procedures established by SDI.


                              OFFICERS AND TRUSTEES


The following table presents certain information regarding the Trustees and Executive Officers of the Trust. Each Trustee's age as of August 1, 2003 is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Trustee has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois, 60606. The term of office for each Trustee is until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the Trust.

Non-Interested Trustees

Name, Age, Position(s) Held                                                                   Number of Funds in
with the Fund and Length of    Principal Occupation(s) During Past 5 Years and                Scudder Fund Complex
Time Served(1)                 Other Directorships Held                                       Overseen
--------------------------------------------------------------------------------------------------------------------
John W. Ballantine (57)        Retired; formerly, Executive Vice President and Chief Risk              82
Trustee, 1999-present          Management Officer, First Chicago NBD Corporation/The First
                               National Bank of Chicago (1996-1998); Executive Vice
                               President and Head of International Banking (1995-1996).
                               Directorships: Enron Corporation (energy trading firm)
                               (effective May 30, 2002); First Oak Brook Bancshares, Inc.;
                               Oak Brook Bank; Tokheim Corporation (designer, manufacturer and servicer of electronic and mechanical petroleum marketing systems); American Healthways, Inc. (provider of disease and care management services).
--------------------------------------------------------------------------------------------------------------------
Lewis A. Burnham (70)          Retired; formerly, Director of Management Consulting, McNulty           82
Trustee, 1977-present          & Company (1990-1998); prior thereto, Executive Vice
                               President, Anchor Glass Container Corporation.
--------------------------------------------------------------------------------------------------------------------
Donald L. Dunaway (66)         Retired; formerly, Executive Vice President, A.O. Smith                 82
Trustee, 1980-present          Corporation (diversified manufacturer) (1963-1994).
--------------------------------------------------------------------------------------------------------------------
James R. Edgar (56)            Distinguished Fellow, University of Illinois, Institute of              82
Trustee, 1999-present          Government and Public Affairs (1999-present); formerly,
                               Governor, State of Illinois (1991-1999). Directorships:
                               Kemper Insurance Companies; John B. Sanfilippo & Son, Inc.
                               (processor/packager/marketer of nuts, snacks and candy
                               products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures,
                               distributes and markets health and beauty-care products).
--------------------------------------------------------------------------------------------------------------------
Paul K. Freeman (53)           President, Cook Street Holdings (consulting); Adjunct                   82
Trustee, 2002-present          Professor, University of Denver; Consultant, World
                               Bank/Inter-American Development Bank; formerly, Project
                               Leader, International Institute for Applied Systems Analysis
                               (1998-2001); Chief Executive Officer, The Eric Group, Inc.
                               (environmental insurance) (1986-1998).
--------------------------------------------------------------------------------------------------------------------
Robert B. Hoffman (66)         Retired; formerly, Chairman, Harnischfeger Industries, Inc.             82
Trustee, 1981-present          (machinery for the mining and paper industries) (1999-2000);
                               prior thereto, Vice Chairman and Chief Financial Officer,
                               Monsanto Company (agricultural, pharmaceutical and
                               nutritional/food products) (1994-1999).
--------------------------------------------------------------------------------------------------------------------
Shirley D. Peterson (61)       Retired; formerly, President, Hood College (1995-2000); prior           82
Trustee, 1995-present          thereto, Partner, Steptoe & Johnson (law firm); Commissioner,
                               Internal Revenue Service; Assistant Attorney General (Tax),
                               US Department of Justice. Directorships: Bethlehem Steel
                               Corp.; Federal Mogul Corp. (supplier of automotive components and subsystems); Trustee, Bryn Mawr College.
--------------------------------------------------------------------------------------------------------------------

Name, Age, Position(s) Held                                                                   Number of Funds in
with the Fund and Length of    Principal Occupation(s) During Past 5 Years and                Scudder Fund Complex
Time Served(1)                 Other Directorships Held                                       Overseen
--------------------------------------------------------------------------------------------------------------------
Fred B. Renwick (73)           Retired; Professor Emeritus of Finance, New York University,            82
Trustee, 1988-present          Stern School of Business (2001-present); formerly, Professor,
                               New York University Stern School of business (1965-2001).
                               Directorships: The Wartburg Foundation; The Investment Fund
                               for Foundations; Chairman, Finance Committee of Morehouse
                               College Board of Trustees; formerly, Director of Board of
                               Pensions, Evangelical Lutheran Church in America; member of the Investment Committee of Atlanta University Board of
                               Trustees; Chair of the Investment Committee, American Bible
                               Society Board of Trustees.
--------------------------------------------------------------------------------------------------------------------
William P. Sommers (70)        Retired; formerly, President and Chief Executive Officer, SRI           82
Trustee, 1979-present          International (research and development) (1994-1998); prior thereto, Executive Vice President, Iameter (medical
                               information and educational service provider); Senior Vice
                               President and Director, Booz, Allen & Hamilton Inc.
                               (management consulting firm). Directorships: PSI Inc.
                               (satellite engineering and components); Evergreen Solar, Inc.
                               (develop/manufacture solar electric system engines); H2 Gen
                               (manufacture hydrogen generators); Zassi Medical Evolutions,
                               Inc. (specialists in intellectual property opportunities in medical device arena); Guckenheimer Enterprises (executive food services).
--------------------------------------------------------------------------------------------------------------------
John G. Weithers (69)          Retired; formerly, Chairman of the Board and Chief Executive            82
Trustee, 1993-present          Officer, Chicago Stock Exchange. Directorships: Federal Life
                               Insurance Company; Chairman of the Members of the Corporation
                               and Trustee, DePaul University; formerly, International
                               Federation of Stock Exchanges; Records Management Systems.
--------------------------------------------------------------------------------------------------------------------

Interested Trustees(2) and Officers

Name, Age, Position(s) Held                                                                   Number of Funds in
with the Fund and Length of    Principal Occupation(s) During Past 5 Years and                Scudder Fund Complex
Time Served(1)                 Other Directorships Held                                       Overseen
--------------------------------------------------------------------------------------------------------------------
Richard T. Hale(2,3) (57)      Managing Director, Deutsche Bank Securities Inc. (formerly              200
Chairman and Trustee,          Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management
2002-present, and President,   (1999 to present); Director and President, Investment Company
2003-present                   Capital Corp. (registered investment advisor) (1996 to
                               present); Director, Deutsche Global Funds, Ltd. (2000 to
                               present), CABEI Fund (2000 to present), North American Income
                               Fund (2000 to present) (registered investment companies);
                               Director, Scudder Global Opportunities Fund (since 2003);
                               Director/Officer Deutsche/Scudder Mutual Funds (various
                               dates); President, Montgomery Street Income Securities, Inc.
                               (2002 to present) (registered investment companies); Vice
                               President, Deutsche Asset Management, Inc. (2000 to present);
                               formerly, Director, ISI Family of Funds (registered
                               investment companies; 4 funds overseen) (1992-1999)
--------------------------------------------------------------------------------------------------------------------

Name, Age, Position(s) Held                                                                   Number of Funds in
with the Fund and Length of    Principal Occupation(s) During Past 5 Years and                Scudder Fund Complex
Time Served(1)                 Other Directorships Held                                       Overseen
--------------------------------------------------------------------------------------------------------------------
Philip J. Collora (57)         Director, Deutsche Asset Management                                     n/a
Vice President and Assistant
Secretary, 1986-present
--------------------------------------------------------------------------------------------------------------------
Daniel O. Hirsch(3) (48)       Managing Director, Deutsche Asset Management (2002-present)             n/a
Vice President and Assistant   and Director, Deutsche Global Funds Ltd. (2002-present);
Secretary, 2002-present        formerly, Director, Deutsche Asset Management (1999-2002);
                               Principal, BT Alex. Brown Incorporated (now Deutsche Bank
                               Securities Inc.) (1998-1999); Assistant General Counsel,
                               United States Securities and Exchange Commission (1993-1998)
--------------------------------------------------------------------------------------------------------------------
Kenneth Murphy(4) (39)         Vice President, Deutsche Asset Management (2000-present);               n/a
Vice President, 2002-present   formerly, Director, John Hancock Signature Services
                               (1992-2000); Senior Manager, Prudential Mutual Fund Services
                               (1987-1992)
--------------------------------------------------------------------------------------------------------------------
Charles A. Rizzo(4) (45)       Director, Deutsche Asset Management (April 2000 to present);            n/a
Treasurer, 2002-present        formerly, Vice President and Department Head, BT Alex. Brown
                               Incorporated (now Deutsche Bank Securities Inc.) (1998-1999);
                               Senior Manager, Coopers & Lybrand L.L.P. (now
                               PricewaterhouseCoopers LLP) (1993-1998)
--------------------------------------------------------------------------------------------------------------------
John Millette(4) (40)          Director, Deutsche Asset Management                                     n/a
Secretary, 2001-present
--------------------------------------------------------------------------------------------------------------------
Caroline Pearson(4) (40)       Managing Director, Deutsche Asset Management                            n/a
Assistant Secretary,
1998-present
--------------------------------------------------------------------------------------------------------------------
Stephen H. Boyd(5) (32)        Vice President, Deutsche Asset Management (1998 to present);            n/a
Vice President, 2002-present   prior thereto, analyst for Union Bank of Switzerland and
                               municipal research analyst for ABN AMRO Securities
--------------------------------------------------------------------------------------------------------------------
Gary R. Pollack(5) (50)        Director, Deutsche Asset Management                                     n/a
Vice President, 2002-present
--------------------------------------------------------------------------------------------------------------------
Kathleen Sullivan D'Eramo      Director, Deutsche Asset Management                                     n/a
(46)(4)
Assistant Treasurer,
2003-present
--------------------------------------------------------------------------------------------------------------------
Salvatore Schiavone (37)(4)    Director, Deutsche Asset Management.                                    n/a
Assistant Treasurer,
2003-present
--------------------------------------------------------------------------------------------------------------------
Lucinda Stebbins (57)(4)       Director, Deutsche Asset Management.                                    n/a
Assistant Treasurer,           Trustee of Massachusetts Hospital School.
2003-present
--------------------------------------------------------------------------------------------------------------------


(1) Length of time served represents the date that each Trustee was first elected to the common board of trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of trustees.

(2) As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act, as amended. Interested persons receive no compensation from the fund.

(3)   Address: One South Street, Baltimore, Maryland

(4)   Address: Two International Place, Boston, Massachusetts


(5)   Address: 345 Park Avenue, New York, New York

Paul Freeman, prior to his service as independent trustee of the Funds, served as a board member of certain funds in the Deutsche Bank complex ("DB Funds"). In connection with his resignation and the resignation of certain other board members as trustees of the DB Funds on July 30, 2002 (the "Effective Date"), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management, Inc. ("DeAM") agreed to recommend, and, if necessary obtain, directors and officers ("D&O") liability insurance coverage for the prior board members, including Mr. Freeman, that is at least as equivalent in scope and amount to the D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.


Trustee's and Officer's Role with Principal Underwriter: Scudder Distributors, Inc.

Kenneth Murphy:                Vice President
Caroline Pearson:              Secretary
Philip J. Collora:             Assistant Secretary


Trustees' Responsibilities. The officers of the Trust manage each Fund's day-to-day operations under the direction of the Trust's Board of Trustees. The primary responsibility of the Board is to represent the interests of the shareholders of each Fund and to provide oversight of the management of each Fund. A majority of the Trust's Board members are not affiliated with the Advisor.


The Board has adopted its own Governance Procedures and Guidelines and has established a number of committees, as described below. For each of the following Committees, the Board has adopted a written charter setting forth the Committees' responsibilities.

Board Committees: Each Fund's Board has the following committees:


Audit Committee: The Audit Committee makes recommendations regarding the selection of independent auditors for the Funds', confers with the independent auditors regarding the Funds' financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the auditors as to their independence. The members of the Audit Committee are Donald
L. Dunaway (Chairman), Robert B. Hoffman and Lewis A. Burnham. The Audit Committee held 8 meetings during calendar year 2002.

Nominating and Governance Committee: The Nominating and Governance Committee, which consists of Non-interested Trustees, seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of the Funds' Governance Procedures and Guidelines. The members of the Nominating and Governance Committee are Lewis A. Burnham (Chairman), James R. Edgar and Shirley D. Peterson. The Nominating and Governance Committee held 5 meetings during calendar year 2002. Shareholders wishing to submit the name of a candidate for consideration as a Board member by the Committee should submit their recommendation(s) to the Secretary of the Trust.

Valuation Committee: The Valuation Committee reviews Valuation Procedures adopted by the Board, determines fair value of the Funds' securities as needed in accordance with the Valuation Procedures and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are John W. Ballantine and Richard T. Hale. Alternative Valuation Committee members are Donald L. Dunaway, William P. Sommers and John G. Weithers. The Trust's Valuation Committee held no meetings during calendar year 2002.

Operations Committee: The Operations Committee oversees the operations of the Funds, such as reviewing the Fund's administrative fees and expenses, distribution arrangements, portfolio transaction policies, custody and transfer agency arrangements and shareholder services. Currently, the members of the Operations Committee are John W. Ballantine (Chairman), Paul K. Freeman, Fred B. Renwick and John G. Weithers. The Trust's Operations Committee held 10 meetings during calendar year 2002.

Money Market Oversight Committee: The Money Market Oversight Committee oversees investment activities of the Funds, such as investment performance and risk, expenses, services provided under the investment management agreement and portfolio pricing procedures. The current members of the Money Market Oversight Committee are Fred B. Renwick (Chairman), John W. Ballantine and James R. Edgar. The Trust's Money Market Oversight Committee held 4 meetings during calendar year 2002.


Trustee Fund Ownership


Under the Funds' Governance Procedures and Guidelines, the Non-Interested Trustees have established the expectation that within three years each Non-Interested Trustee will have invested an amount in those funds he or she oversees (which shall include amounts held under a deferred fee agreement that are valued based on "shadow investments" in such funds) in the aggregate equal to at least one times the amount of the annual retainer received from such funds, with investments allocated to at least one money market, fixed-income and equity fund portfolio, where such an investment is suitable for the particular Non-Interested Trustee's personal investment needs. Each interested Trustee is also encouraged to own an amount of shares (based upon their own individual judgment) of those funds that he or she oversees that is suitable for his or her own appropriate investment needs. The following tables set forth each Trustee's share ownership of each Fund and all funds in the fund complex overseen by the Trustee as of December 31, 2002.

                                            Dollar Range of               Aggregate Dollar Range of
                                         Fund Shares Owned in          Securities Owned in All Funds in
                                           Investors Florida                 Scudder Fund Complex
Name of Trustee                           Municipal Cash Fund                Overseen by Trustee
---------------                           -------------------                -------------------

John W. Ballantine                                None                         Over $100,000
Lewis A. Burnham                                  None                         Over $100,000
Donald L. Dunaway*                                None                         Over $100,000
James R. Edgar*                                   None                         Over $100,000
Paul K. Freeman                                   None                         None
Richard T. Hale                                   None                         Over $100,000
Robert B. Hoffman                                 None                         Over $100,000
Shirley D. Peterson                               None                         Over $100,000
Fred B. Renwick                                   None                         Over $100,000
William P. Sommers                                None                         Over $100,000
John G. Weithers                                  None                         Over $100,000

                                            Dollar Range of               Aggregate Dollar Range of
                                         Fund Shares Owned in          Securities Owned in All Funds in
                                          Investors Michigan                 Scudder Fund Complex
Name of Trustee                           Municipal Cash Fund                Overseen by Trustee
---------------                           -------------------                -------------------

John W. Ballantine                                None                         Over $100,000
Lewis A. Burnham                                  None                         Over $100,000
Donald L. Dunaway*                                None                         Over $100,000
James R. Edgar*                                   None                         Over $100,000
Paul K. Freeman                                   None                         None
Richard T. Hale                                   None                         Over $100,000
Robert B. Hoffman                                 None                         Over $100,000
Shirley D. Peterson                               None                         Over $100,000
Fred B. Renwick                                   None                         Over $100,000
William P. Sommers                                None                         Over $100,000
John G. Weithers                                  None                          Over $100,000

                                            Dollar Range of               Aggregate Dollar Range of
                                         Fund Shares Owned in          Securities Owned in All Funds in
                                         Investors New Jersey                Scudder Fund Complex
Name of Trustee                           Municipal Cash Fund                Overseen by Trustee
---------------                           -------------------                -------------------

John W. Ballantine                                None                         Over $100,000
Lewis A. Burnham                                  None                         Over $100,000
Donald L. Dunaway*                                None                         Over $100,000
James R. Edgar*                                   None                         Over $100,000
Paul K. Freeman                                   None                         None
Richard T. Hale                                   None                         Over $100,000
Robert B. Hoffman                                 None                         Over $100,000
Shirley D. Peterson                               None                         Over $100,000
Fred B. Renwick                                   None                         Over $100,000
William P. Sommers                                None                         Over $100,000
John G. Weithers                                  None                          Over $100,000

                                            Dollar Range of               Aggregate Dollar Range of
                                         Fund Shares Owned in          Securities Owned in All Funds in
                                        Investors Pennsylvania               Scudder Fund Complex
Name of Trustee                           Municipal Cash Fund                Overseen by Trustee
---------------                           -------------------                -------------------

John W. Ballantine                                None                         Over $100,000
Lewis A. Burnham                                  None                         Over $100,000
Donald L. Dunaway*                                None                         Over $100,000
James R. Edgar*                                   None                         Over $100,000
Paul K. Freeman                                   None                         None
Richard T. Hale                                   None                         Over $100,000
Robert B. Hoffman                                 None                         Over $100,000
Shirley D. Peterson                               None                         Over $100,000
Fred B. Renwick                                   None                         Over $100,000
William P. Sommers                                None                         Over $100,000
John G. Weithers                                  None                         Over $100,000

                                            Dollar Range of               Aggregate Dollar Range of
                                         Fund Shares Owned in          Securities Owned in All Funds in
                                          Tax-Exempt New York                Scudder Fund Complex
Name of Trustee                            Money Market Fund                 Overseen by Trustee
---------------                           -------------------                -------------------

John W. Ballantine                                None                         Over $100,000
Lewis A. Burnham                                  None                         Over $100,000
Donald L. Dunaway*                                None                         Over $100,000
James R. Edgar*                                   None                         Over $100,000
Paul K. Freeman                                   None                         None
Richard T. Hale                                   None                         Over $100,000
Robert B. Hoffman                                 None                         Over $100,000
Shirley D. Peterson                               None                         Over $100,000
Fred B. Renwick                                   None                         Over $100,000
William P. Sommers                                None                         Over $100,000
John G. Weithers                                  None                         Over $1 00,000


* The dollar range of shares shown includes share equivalents of certain Scudder funds in which Mr. Dunaway and Governor Edgar are deemed to be invested pursuant to the Fund's Deferred Compensation Plan as more fully described under "Remuneration."


Remuneration. Each Non-Interested Trustee receives a monthly retainer, paid on a quarterly basis, and an attendance fee, plus expenses, for each Board meeting and Committee meeting attended. The Advisor supervises each Fund's investments, pays the compensation and expenses of its personnel who serve as Trustees and officers on behalf of each Fund and receives a management fee for its services.

The Board of Trustees of the Trust established a deferred compensation plan for the Non-Interested Trustees ("Deferred Compensation Plan"). Under the Deferred Compensation Plan, the Non-Interested Trustees may defer receipt of all, or a portion, of the compensation they earn for their services to the Trust, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by the Advisor ("Shadow Shares"). Governor Edgar currently has elected to defer at least a portion of his fees. In addition, previously, Mr. Dunaway elected to defer fees that were payable, which are now included under the Deferred Compensation Plan. The equivalent Shadow Shares are reflected in the table describing the Trustee's share ownership.

Members of the Board of Trustees who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from each Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by each Fund. The Non-Interested Trustees are not entitled to benefits under any fund pension or retirement plan. The following table shows compensation received by each Trustee from the Trust and aggregate compensation from the fund complex during the most recent calendar year.

                                                                                         Total Compensation
                                Compensation from          Pension or Retirement          Paid to Trustees
                               Investors Florida        Benefits Accrued as Part of         from Scudder
Name of Trustee                Municipal Cash Fund             Fund Expenses             Fund Complex(4)(5)
---------------                -------------------             -------------             ------------------

John W. Ballantine                   $1,678                         $0                        $225,470
Lewis A. Burnham                     $1,309                         $0                        $196,060
Donald L. Dunaway(1)                 $1,696                         $0                        $225,370
James R. Edgar(2)                    $1,270                         $0                        $183,770
Paul K. Freeman*                      $918                          $0                        $124,198
Robert B. Hoffman                    $1,272                         $0                        $187,210
Shirley D. Peterson(3)               $1,301                         $0                        $206,010
Fred B. Renwick                      $1,484                         $0                        $199,280
William P. Sommers                   $1,324                         $0                        $196,110
John G. Weithers                     $1,536                         $0                        $211,230

                                                                                         Total Compensation
                                Compensation from          Pension or Retirement          Paid to Trustees
                               Investors Michigan       Benefits Accrued as Part of         from Scudder
Name of Trustee                Municipal Cash Fund             Fund Expenses             Fund Complex(4)(5)
---------------                -------------------             -------------             ------------------

John W. Ballantine                   $1,632                         $0                        $225,470
Lewis A. Burnham                     $1,245                         $0                        $196,060
Donald L. Dunaway(1)                 $1,627                         $0                        $225,370
James R. Edgar(2)                    $1,150                         $0                        $183,770
Paul K. Freeman*                      $859                          $0                        $124,198
Robert B. Hoffman                    $1,387                         $0                        $187,210
Shirley D. Peterson(3)               $1,227                         $0                        $206,010
Fred B. Renwick                      $1,419                         $0                        $199,280
William P. Sommers                   $1,268                         $0                        $196,110
John G. Weithers                     $1,441                         $0                        $211,230

                                                                                         Total Compensation
                                Compensation from          Pension or Retirement          Paid to Trustees
                              Investors New Jersey      Benefits Accrued as Part of         from Scudder
Name of Trustee                Municipal Cash Fund             Fund Expenses             Fund Complex(4)(5)
---------------                -------------------             -------------             ------------------

John W. Ballantine                   $1,941                         $0                        $225,470
Lewis A. Burnham                     $1,530                         $0                        $196,060
Donald L. Dunaway(1)                 $1,931                         $0                        $225,370
James R. Edgar(2)                    $1,460                         $0                        $183,770
Paul K. Freeman*                     $1,029                         $0                        $124,198
Robert B. Hoffman                    $1,454                         $0                        $187,210
Shirley D. Peterson(3)               $1,483                         $0                        $206,010
Fred B. Renwick                      $1,706                         $0                        $199,280
William P. Sommers                   $1,556                         $0                        $196,110
John G. Weithers                     $1,747                         $0                        $211,230

                                                                                       Total Compensation Paid
                                Compensation from          Pension or Retirement             to Trustees
                             Investors Pennsylvania     Benefits Accrued as Part of         from Scudder
Name of Trustee                Municipal Cash Fund             Fund Expenses             Fund Complex(4)(5)
---------------                -------------------             -------------             ------------------

John W. Ballantine                   $1,660                         $0                        $225,470
Lewis A. Burnham                     $1,124                         $0                        $196,060
Donald L. Dunaway(1)                 $1,504                         $0                        $225,370
James R. Edgar(2)                    $1,060                         $0                        $183,770
Paul K. Freeman*                      $781                          $0                        $124,198
Robert B. Hoffman                    $1,046                         $0                        $187,210
Shirley D. Peterson(3)               $1,106                         $0                        $206,010
Fred B. Renwick                      $1,298                         $0                        $199,280
William P. Sommers                   $1,207                         $0                        $196,110
John G. Weithers                     $1,787                         $0                        $211,230

                                                                                       Total Compensation Paid
                                Compensation from          Pension or Retirement             to Trustees
                                 Tax-Exempt New         Benefits Accrued as Part of         from Scudder
Name of Trustee              York Money Market Fund            Fund Expenses             Fund Complex(4)(5)
---------------                -------------------             -------------             ------------------

John W. Ballantine                   $2,504                         $0                        $225,470
Lewis A. Burnham                     $2,063                         $0                        $196,060
Donald L. Dunaway(1)                 $2,504                         $0                        $225,370
James R. Edgar(2)                    $1,950                         $0                        $183,770
Paul K. Freeman*                     $1,347                         $0                        $124,198
Robert B. Hoffman                    $1,190                         $0                        $187,210
Shirley D. Peterson(3)               $2,110                         $0                        $206,010
Fred B. Renwick                      $2,242                         $0                        $199,280
William P. Sommers                   $2,036                         $0                        $196,110
John G. Weithers                     $1,840                         $0                        $211,230

*     Newly elected Trustee effective May 15, 2002.

(1) Pursuant to a Deferred Compensation Plan, as discussed above, Mr. Dunaway previously elected, in prior years, to defer fees. Deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from Tax-Exempt New York Money Market Fund to Mr. Dunaway are $2,603.

(2) Includes deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor in which compensation may be deferred by Governor Edgar. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable to Governor Edgar from Investors Florida Municipal Cash Fund are $1,673, Investors Michigan Municipal Cash Fund are $1,471, Investors New Jersey Municipal Cash Fund are $1,938, Investors Pennsylvania Municipal Cash Fund are $1,389 and Tax-Exempt New York Money Market Fund are $2,534.

(3) Includes $19,020 in annual retainer fees received by Ms. Peterson in her role as lead Trustee.


(4) For each Trustee (except for Mr. Freeman) total compensation includes compensation for service on the boards of 33 trusts/corporations comprised of 82 funds/portfolios. For Mr. Freeman, the total includes compensation for service, for partial periods, on the boards of 34 trusts/corporations comprised of 97 funds/portfolios. Each trustee, including Mr. Freeman, currently serves on the boards of 33 DeAM trusts/corporations comprised of 82 funds/portfolios.


(5) Aggregate compensation reflects amounts paid to the Trustees for numerous special meetings of the Chicago Board in connection with the sale of the Advisor to Deutsche Bank AG. Such amounts totaled $36,190 for Messrs. Ballantine and Dunaway, $25,850 for Mr. Burnham, $24,070 for Mr. Edgar, $10,170 for Mr. Freeman, $20,680 for Messrs. Hoffman and Sommers, $34,070 for Ms. Peterson, $25,680 for Mr. Renwick and $30,850 for Mr. Weithers. These meeting fees were borne by the Advisor.

Securities Beneficially Owned


As of July 1, 2003, all Trustees and Officers of the Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of the outstanding securities of each Fund.

To the best of the Fund's knowledge, as of July 1, 2003, no person owned beneficially more than 5% of each class of each Fund's outstanding shares (except as noted below).

As of June 30, 2003, 2,359,672 shares in the aggregate, or 10.62% of the outstanding shares of Investors Florida Municipal Cash Fund were held in the name of Bank Of New York Clearing Corp., Omnibus Account Special Customer Accounts for the exclusive benefit of customers, 111 E Kilbourn Ave, Milwaukee WI 53202-6633.

As of June 30, 2003, 1,157,004 shares in the aggregate, or 5.21% of the outstanding shares of Investors Florida Municipal Cash Fund were held in the name of Edward B. Caufield.

As of June 30, 2003, 5,867,229 shares in the aggregate, or 26.41% of the outstanding shares of Investors Florida Municipal Cash Fund were held in the name of LPL Financial Services, 9785 Towne Centre Drive, San Diego CA 92121-1968.

As of June 30, 2003, 8,237,564 shares in the aggregate, or 94.47% of the outstanding shares of Investors Michigan Municipal Cash Fund were held in the name of LPL Financial Services, 9785 Towne Centre Drive, San Diego CA 92121-1968.

As of June 30, 2003, 3,085,907 shares in the aggregate, or 9.36% of the outstanding shares of Investors New Jersey Municipal Cash Fund were held in the name of Millard Spialter, 1 New York Plaza, New York NY 10004-1901.

As of June 30, 2003, 2,132,819 shares in the aggregate, or 6.47% of the outstanding shares of Investors New Jersey Municipal Cash Fund were held in the name of Daniel Spialter.

As of June 30, 2003, 4,087,111 shares in the aggregate, or 12.40% of the outstanding shares of Investors New Jersey Municipal Cash Fund were held in the name of Deera Management Group LP.

As of June 30, 2003, 5,914,309 shares in the aggregate, or 17.94% of the outstanding shares of Investors New Jersey Municipal Cash Fund were held in the name of LPL Financial Services, 9785 Towne Centre Drive, San Diego CA 92121-1968.

As of June 30, 2003, 488,671 shares in the aggregate, or 5.97% of the outstanding shares of Investors Pennsylvania Municipal Cash Fund were held in the name of Mr. Ira M. Ingerman.

As of June 30, 2003, 258,3675 shares in the aggregate, or 31.56% of the outstanding shares of Investors Pennsylvania Municipal Cash Fund were held in the name of LPL Financial Services, 9785 Towne Centre Drive, San Diego CA 92121-1968.

As of June 30, 2003, 7,316,708 shares in the aggregate, or 15.94% of the outstanding shares of Tax-Exempt New York Money Market Fund were held in the name of LPL Financial Services, 9785 Towne Centre Drive, San Diego CA 92121-1968.

None of the Non-Interested Trustees owned securities beneficially of the Advisor, SDI or Person Directly or Indirectly Controlling, Controlled by or Under Common Control with the Advisor or SDI.


                                FUND ORGANIZATION


The Trust is an open-end management investment company, which was organized under the name "Tax-Exempt New York Money Market Fund" as a business trust under the laws of Massachusetts on March 2, 1990 with a single investment portfolio. On May 21, 1997 the Trust changed its name from "Tax-Exempt New York Money Market Fund" to "Investors Municipal Cash Fund."


Organizational Description


The Trustees have the authority to create additional Funds and to designate the relative rights and preferences as between the different Funds. The Trustees also may authorize the division of shares of a Fund into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the SAI and in each Fund's prospectus. Each share has equal rights with each other share of the same class of each Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Trustees may also terminate any Fund by notice to the shareholders without shareholder approval.

The Florida, Michigan, New Jersey and Pennsylvania Funds each may in the future seek to achieve its investment objective by pooling its assets with assets of other mutual funds for investment in another investment company having the same investment objective and substantially the same investment policies and restrictions as such Fund. The purpose of such an arrangement is to achieve greater operational efficiencies and to reduce costs. It is expected that any such investment company would be managed by DeIM in substantially the same manner as the corresponding Fund. Shareholders of a Fund will be given at least 30 days' prior notice of any such investment, although they will not be entitled to vote on the action. Such investment would be made only if the Trustees determine it to be in the best interests of the respective Fund and its shareholders.

The Funds generally are not required to hold meetings of its shareholders. Under the Agreement and Declaration of Trust of the Trust, as amended, ("Declaration of Trust"), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval by shareholders is required by the 1940 Act; (c) any termination or reorganization of the Fund or a class to the extent and as provided in the Declaration of Trust; (d) certain material amendments of the Declaration of Trust (such as other than amendments changing the name of the Trust, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Trust, or any registration of the Fund with the SEC or as the trustees may consider necessary or desirable. Shareholders also vote upon changes in fundamental investment policies or restrictions.

The Declaration of Trust provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with a Trust except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust protects or indemnifies a Trustee or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a Trust. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of each Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or its Trustees. Moreover, the Declaration of Trust provides for indemnification out of Trust property for all losses and expenses of any shareholder held personally liable for the obligations of a Fund and each Trust may be covered by insurance. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and such Trust itself is unable to meet its obligations.




Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of a successor or until such Trustee sooner dies, resigns, retires or is removed.

It is possible that a Fund might become liable for a misstatement regarding another Fund. The Trustees of each Fund have considered this and approved the use of a combined SAI for the Funds.

                              FINANCIAL STATEMENTS


The financial statements, including the portfolio of investments, of Investors Municipal Cash Fund, together with the Report of Independent Auditors, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Funds dated March 31, 2003 are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information.


                             ADDITIONAL INFORMATION


The CUSIP number of Investors Florida Municipal Cash Fund is 461916-207.

The CUSIP number of Investors Michigan Municipal Cash Fund is 461916-504.

The CUSIP number of Investors New Jersey Municipal Cash Fund is 461916-306.

The CUSIP number of Investors Pennsylvania Municipal Cash Fund is 461916-405.

The CUSIP number of Tax-Exempt New York Money Market Fund is 461916-108.

Each Fund has a fiscal year end of March 31.

The Funds' prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement which the Funds have filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to each Fund and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

                             RATINGS OF INVESTMENTS

Standard & Poor's Corporation Bond Ratings

AAA. Debt rated AAA had the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC and C. Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI. The rating CI is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Service, Inc. Bond Ratings


AAA. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


Fitch Long-Term Debt Ratings


AAA. Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA. Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A. High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.


BBB. Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.


BB. Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B. Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.


DDD, DD, D. Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.


Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.


Fitch Short-Term Debt Ratings


F1. Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2. Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.


F3. Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B. Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.


C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D. Default. Denotes actual or imminent payment default.

Commercial Paper Ratings


Commercial paper rated by Standard & Poor's Ratings Services ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1 or A-2.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service, Inc. ("Moody's"). Among the factors considered by it in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1 or 2.

Municipal Notes


Moody's: The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the "best quality". Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins or protection "ample although not as large as in the preceding group". Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for but lacking the strength of the preceding grades.

S&P: The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest". Notes issued with "overwhelming safety characteristics" will be rated "SP-1+". The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

Fitch: The highest ratings for state and municipal short-term obligations are "F-1+," "F-1," and "F-2."

                            PART C. OTHER INFORMATION

   Item 23        Exhibits
   -------        --------
                   (a)(1)                   Amended and Restated Agreement and Declaration of Trust dated March 9, 1990.
                                            (Incorporated herein by reference to Post-Effective Amendment No. 5 to the
                                            Registration Statement)

                   (b)(1)                   By-laws.
                                            (Incorporated herein by reference to Post-Effective Amendment No. 5 to the
                                            Registration Statement)

                   (b)(2)                   Amended By-Laws.
                                            (Incorporated herein by reference to Post-Effective Amendment No. 18 to the
                                            Registration Statement)

                   (c)(1)                   Text of Share Certificate.
                                            (Incorporated herein by reference to Post-Effective Amendment No. 5 to the
                                            Registration Statement)

                   (c)(2)                   Written Instrument Amending the Agreement and Declaration of Trust dated
                                            May 19, 1997.
                                            (Incorporated herein by reference to Post-Effective Amendment No. 8 to the
                                            Registration Statement)

                   (c)(3)                   Written Instrument Amending the Agreement and Declaration of Trust dated May
                                            19, 1997.
                                            (Incorporated herein by reference to Post-Effective Amendment No. 8 to the
                                            Registration Statement)

                   (c)(4)                   Written Instrument Amending the Agreement and Declaration of Trust dated
                                            February 20, 1998 (Michigan Fund).
                                            (Incorporated herein by reference to Post-Effective Amendment No. 11 to the
                                            Registration Statement)

                   (d)(1)                   Investment Management Agreement between the Registrant, on behalf of
                                            Investors Florida Municipal Cash Fund, Investors New Jersey Municipal Cash
                                            Fund, Investors Michigan Municipal Cash Fund, Investors Pennsylvania
                                            Municipal Cash Fund, and Tax-Exempt New York Money Market Fund, dated
                                            September 7, 1998.
                                            (Incorporated herein by reference to Post-Effective Amendment No. 13 to the
                                            Registration Statement)

                   (d)(2)                   Investment Management Agreement between the Registrant, on behalf of
                                            Investors Florida Municipal Cash Fund, Investors New Jersey Municipal Cash
                                            Fund, Investors Michigan Municipal Cash Fund, Investors Pennsylvania
                                            Municipal Cash Fund, and Tax-Exempt New York Money Market Fund, dated April
                                            5, 2002, and Deutsche Investment Management Americas Inc. (Incorporated
                                            herein by reference to Post-Effective Amendment No. 19 to the Registration
                                            Statement)

                                       1

                   (d)(3)                   First Amendment to Investment Management Agreement between the Registrant, on behalf of Investors Florida Municipal Cash Fund, Investors Michigan
                                            Municipal Cash Fund, Investors New Jersey Municipal Cash Fund, Investors
                                            Pennsylvania Municipal Cash Fund, and Tax-Exempt New York Money Market Fund,
                                            dated March 19, 2003, and Deutsche Investment Management Americas Inc.
                                            (Filed herein.)

                   (e)(1)                   Administration, Shareholder Services and Distribution Agreement between
                                            Investors Municipal Cash Fund and Kemper Distributors, Inc., dated September
                                            7, 1998.
                                            (Incorporated herein by reference to Post-Effective Amendment No. 13 to the
                                            Registration Statement)

                   (e)(2)                   Administration, Shareholder Services and Distribution Agreement between
                                            Investors Municipal Cash Fund and Kemper Distributors, Inc. dated October 1,
                                            1999.  (Incorporated herein by reference to Post-Effective Amendment No. 19 to the Registration Statement)

                   (e)(3)                   Underwriting and Distribution Services Agreement between Investors Municipal
                                            Cash Fund and Scudder Distributors, Inc. dated April 5, 2002. (Incorporated herein by reference to Post-Effective Amendment No. 19 to the Registration
                                            Statement)

                    (f)                     Inapplicable.

                   (g)(1)                   Custody Agreement between the Registrant, on behalf of Investors Florida
                                            Municipal Cash Fund, Investors New Jersey Municipal Cash Fund, Investors
                                            Michigan Municipal Cash Fund, Investors Pennsylvania Municipal Cash Fund,
                                            and Tax-Exempt New York Money Market Fund, and State Street Bank and Trust
                                            Company, dated May 3, 1999.
                                            (Incorporated herein by reference to Post-Effective Amendment No. 13 to the
                                            Registration Statement)

                   (g)(2)                   Amended Custody Agreement between the Registrant, on behalf of Investors
                                            Florida Municipal Cash Fund, Investors New Jersey Municipal Cash Fund,
                                            Investors Michigan Municipal Cash Fund, Investors Pennsylvania Municipal
                                            Cash Fund, and Tax-Exempt New York Money Market Fund, and State Street Bank
                                            and Trust Company, dated January 5, 2001.
                                            (Incorporated herein by reference to Post-Effective Amendment No. 18 to the
                                            Registration Statement)

                   (h)(1)                   Agency Agreement between Investors Municipal Cash Fund and Investors
                                            Fiduciary Trust Company dated October 18, 1990.
                                            (Incorporated herein by reference to Post-Effective Amendment No. 5 to the
                                            Registration Statement)

                   (h)(2)                   Supplement to Agency Agreement between Investors Municipal Cash Fund and
                                            Investors Fiduciary Trust Company dated April 1, 1995.
                                            (Incorporated herein by reference to Post-Effective Amendment No. 6 to the
                                            Registration Statement)

                   (h)(3)                   Agency Agreement between Investors Municipal Cash Fund and State Street Bank and Trust Company dated August 3, 2000.
                                            (Incorporated herein by reference to Post-Effective Amendment No. 18 to the
                                            Registration Statement)

                                       2

                   (h)(4)                   Fund Accounting Agreement between the Registrant, on behalf of Investors
                                            Florida Municipal Cash Fund, Investors New Jersey Municipal Cash Fund,
                                            Investors Michigan Municipal Cash Fund, Investors Pennsylvania Municipal
                                            Cash Fund, and Tax-Exempt New York Money Market Fund, and Scudder Fund
                                            Accounting Corporation, dated December 31, 1997.
                                            (Incorporated herein by reference to Post-Effective Amendment No. 11 to the
                                            Registration Statement)

                   (h)(5)                   First Amendment to Fund Accounting Services Agreement between the
                                            Registrant, on behalf of Investors Florida Municipal Cash Fund, Investors
                                            Michigan Municipal Cash Fund, Investors New Jersey Municipal Cash Fund,
                                            Investors Pennsylvania Municipal Cash Fund, and Tax-Exempt New York Money
                                            Market Fund, and Scudder Fund Accounting Corporation, dated March 19, 2003.
                                            (Filed herein.)

                    (i)                     Legal Opinion. (Incorporated herein by reference to Post-Effective Amendment
                                            No. 19 to the Registration Statement)

                    (j)                     Consent of Independent Accountants.
                                            (filed herein.)

                    (k)                     Inapplicable.

                    (l)                     Inapplicable.

                   (m)(1)                   Amended and Restated Rule 12b-1 Plan between Investors Florida Municipal
                                            Cash Fund and Kemper Distributors, Inc., dated August 1, 1998.
                                            (Incorporated herein by reference to Post-Effective Amendment No. 13 to the
                                            Registration Statement)

                   (m)(2)                   Amended and Restated Rule 12b-1 Plan between Investors New Jersey Municipal
                                            Cash Fund and Kemper Distributors, Inc., dated August 1, 1998.
                                            (Incorporated herein by reference to Post-Effective Amendment No. 13 to the
                                            Registration Statement)

                   (m)(3)                   Amended and Restated Rule 12b-1 Plan between Investors Michigan Municipal
                                            Cash Fund and Kemper Distributors, Inc., dated August 1, 1998.
                                            (Incorporated herein by reference to Post-Effective Amendment No. 13 to the
                                            Registration Statement)

                   (m)(4)                   Amended and Restated Rule 12b-1 Plan between Investors Pennsylvania
                                            Municipal Cash Fund and Kemper Distributors, Inc., dated August 1, 1998.
                                            (Incorporated herein by reference to Post-Effective Amendment No. 13 to the
                                            Registration Statement)

                   (m)(5)                   Amended and Restated Rule 12b-1 Plan between Tax-Exempt New York Money
                                            Market Fund and Kemper Distributors, Inc., dated August 1, 1998.
                                            (Incorporated herein by reference to Post-Effective Amendment No. 13 to the
                                            Registration Statement)

                    (n)                     Inapplicable.

                                       3

                   (p)(1)                   Code of Ethics for Scudder Kemper Investments, Inc. and Kemper Distributors,
                                            Inc. dated December 15, 2000.
                                            (Incorporated herein by reference to Post-Effective Amendment No. 18 to the
                                            Registration Statement).

                   (p)(2)                   Code of Ethics for Investors Municipal Cash Fund dated March 2001.
                                            (Incorporated herein by reference to Post-Effective Amendment No. 18 to the
                                            Registration Statement)

                   (p)(3)                   Code of Ethics for Deutsche Asset Management.   (Incorporated herein by
                                            reference to Post-Effective Amendment No. 19 to the Registration Statement)

                   (p)(4)                   Code of Ethics for Scudder Funds.  (Incorporated herein by reference to
                                            Post-Effective Amendment No. 19 to the Registration Statement)

                   (p)(5)                   Code of Ethics for Deutsche Asset Management - U.S., effective September 30,
                                            2002.  (Filed herein.)

Item 24           Persons Controlled by or under Common Control with Fund.
-------           --------------------------------------------------------

                  None

Item 25           Indemnification.
-------           ----------------

                  Article VIII of the Registrant's Agreement and Declaration of Trust (Exhibit (a)(1) hereto, which is incorporated herein by reference) provides in effect that the Registrant will indemnify its officers and trustees under certain circumstances. However, in accordance with Section 17(h) and 17(i) of the Investment Company Act of 1940 and its own terms, said Article of the Agreement and Declaration of Trust does not protect any person against any liability to the Registrant or its shareholders to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

                  Each of the trustees who is not an "interested person" (as defined under the Investment Company Act of 1940) of Registrant (a "Non-interested Trustee") has entered into an indemnification agreement with Registrant, which agreement provides that the Registrant shall indemnify the Non-interested Trustee against certain liabilities which such Trustee may incur while acting in the capacity as a trustee, officer or employee of the Registrant to the fullest extent permitted by law, now or in the future, and requires indemnification and advancement of expenses unless prohibited by law. The indemnification agreement cannot be altered without the consent of the Non-interested Trustee and is not affected by amendment of the Agreement and Declaration of Trust. In addition, the indemnification agreement adopts certain presumptions and procedures which may make the process of indemnification and advancement of expenses, more timely, efficient and certain. In accordance with Section 17(h) of the Investment Company Act of 1940, the indemnification agreement does not protect a Non-interested Trustee against any liability to the Registrant or its shareholders to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

                  The Registrant has purchased insurance policies insuring its officers and trustees against certain liabilities which such officers and trustees may incur while acting in such capacities and providing reimbursement to the Registrant for sums which it may be permitted or required to pay to its officers and trustees by way of indemnification against such liabilities, subject to certain deductibles.

                  On April 5, 2002, Zurich Scudder Investments, Inc. ("Scudder"), the investment advisor, was acquired by Deutsche Bank AG not including certain U.K. Operations. Upon the closing of this transaction, Scudder became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc.

Item 26.          Business and Other Connections of Investment Advisor
--------          ----------------------------------------------------

                  Deutsche Investment Management Americas Inc. has stockholders and employees who are denominated officers but do not as such have corporation-wide responsibilities. Such persons are not considered officers for the purpose of this Item 26.

Name                          Business and Other Connections of Board of Directors of Registrant's Advisor
----                          ----------------------------------------------------------------------------
Thomas F. Eggers*             Deutsche Investment Management Americas Inc., President and CEO

Deborah Flickinger**          Deutsche Investment Management Americas Inc., Director

Thomas Hughes**               Deutsche Investment Management Americas Inc., Chairman and Director

William Shiebler**            Deutsche Investment Management Americas Inc., Director

Philipp von Girsewald***      Deutsche Investment Management Americas Inc., Director

*        345 Park Avenue, New York, NY

**       280 Park Avenue, New York, NY

***      Taunusanlage 12, Frankfurt, Germany

Item 27.          Principal Underwriters
--------          ----------------------

         (a)

         Scudder Distributors, Inc. acts as principal underwriter of the Registrant's shares and acts as principal underwriter for other Scudder Funds.

         (b)

         Information on the officers and directors of Scudder Distributors, Inc., principal underwriter for the Registrant, is set forth below. The principal business address is 222 South Riverside Plaza, Chicago, Illinois 60606.

                      (1)                            (2)                                  (3)

         Scudder Distributors, Inc.
         Name and Principal            Positions and Offices with               Positions and
         Business Address              Scudder Distributors, Inc.               Offices with Registrant
         ----------------              --------------------------               -----------------------
         Thomas F. Eggers              Chairman and Director                    None
         345 Park Avenue
         New York, NY 10154

         Jonathan R. Baum              Chief Executive Officer, President and   None
         222 South Riverside Plaza     Director
         Chicago, IL  60606

         Scott B. David                Vice President and Director              None
         Two International Place
         Boston, MA  02110-4103

                                       5

                      (1)                            (2)                                  (3)

         Scudder Distributors, Inc.
         Name and Principal            Positions and Offices with               Positions and
         Business Address              Scudder Distributors, Inc.               Offices with Registrant
         ----------------              --------------------------               -----------------------

         John W. Edwards, Jr.          Chief Financial Officer and Treasurer    None
         60 Wall Street
         New York, NY  10005-2858

         C. Perry Moore                Chief Operating Officer and Vice         None
         222 South Riverside Plaza     President
         Chicago, IL 60606

         Caroline Pearson              Secretary                                Assistant Secretary
         Two International Place
         Boston, MA  02110-4103

         Linda J. Wondrack             Vice President and Chief                 None
         Two International Place       Compliance Officer
         Boston, MA  02110-4103

         David Edlin                   Vice President                           None
         222 South Riverside Plaza
         Chicago, IL 60606

         Robert Froelich               Vice President                           None
         222 South Riverside Plaza
         Chicago, IL  60606

         Michael L. Gallagher          Vice President                           None
         222 South Riverside Plaza
         Chicago, IL  60606

         M. Patrick Donovan            Vice President                           None
         Two International Place
         Boston, MA  02110-4103

         Kenneth P. Murphy             Vice President                           Vice President
         Two International Place
         Boston, MA 02110

         Philip J. Collora             Assistant Secretary                      Vice President and Assistant
         222 South Riverside Plaza                                              Secretary
         Chicago, IL  60606

         (c) Not applicable.

Item 28           Location of Accounts and Records
-------           --------------------------------

                  Accounts, books and other documents are maintained at the offices of the Registrant, the offices of Registrant's investment adviser, Deutsche Investment Management Americas Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, at the offices of the Registrant's principal underwriter, Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606 or, in the case of records concerning custodial functions, at the offices of the custodian, State Street Bank and Trust Company

                  ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110 or, in the case of records concerning transfer agency functions, at the offices of State Street and of the shareholder service agent, Scudder Investments Service Company, 811 Main Street, Kansas City, Missouri 64105, or at the offices of DST Systems, Inc., the sub-transfer agent, at 127 West 10th Street, Kansas City, Missouri 64105.

Item 29           Management Services
-------           -------------------

                  Inapplicable.

Item 30           Undertakings
-------           ------------

                  Inapplicable.

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on the 25th day of July, 2003.


                                                INVESTORS MUNICIPAL CASH FUND


                                                By: /s/ Richard T. Hale
                                                    -------------------
                                                    Richard T. Hale, President


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on the 25th day of July, 2003 on behalf of the following persons in the capacities indicated.

SIGNATURE                                   TITLE                                        DATE
---------                                   -----                                        ----
/s/ Richard T. Hale
--------------------------------------
Richard T. Hale                             Trustee, President                           July 25, 2003

/s/ Charles A. Rizzo
--------------------------------------
Charles A. Rizzo                            Treasurer (Principal Financial and           July 25, 2003
                                            Accounting Officer)

/s/ John W. Ballantine
--------------------------------------
John W. Ballantine*                         Trustee                                      July 25, 2003

/s/ Lewis A. Burnham
--------------------------------------
Lewis A. Burnham*                           Trustee                                      July 25, 2003

/s/ Donald L. Dunaway
--------------------------------------
Donald L. Dunaway*                          Trustee                                      July 25, 2003

/s/ James R. Edgar
--------------------------------------
James R. Edgar*                             Trustee                                      July 25, 2003

/s/ Paul K. Freeman
--------------------------------------
Paul K. Freeman *                           Trustee                                      July 25, 2003

/s/ Robert B. Hoffman
--------------------------------------
Robert B. Hoffman*                          Trustee                                      July 25, 2003

/s/ Shirley D. Peterson
--------------------------------------
Shirley D. Peterson*                        Trustee                                      July 25, 2003

/s/ Fred B. Renwick
--------------------------------------
Fred B. Renwick*                            Trustee                                      July 25, 2003

/s/ William P. Sommers
--------------------------------------
William P. Sommers*                         Trustee                                      July 25, 2003


/s/ John G. Weithers
--------------------------------------
John G. Weithers*                           Trustee                                      July 25, 2003

*By:   /s/Caroline Pearson
       -------------------
       Caroline Pearson, Assistant Secretary**

** Attorney-in-fact pursuant to the powers of attorney as contained in and incorporated by reference to Post-Effective Amendment No. 18 to the Registration Statement, as filed on July 31, 2001 and Post-Effective Amendment No. 19 to the Registration Statement, as filed on July 31, 2002.

                                                               File No. 33-34819
                                                               File No. 811-6108


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    EXHIBITS

                                       TO

                                    FORM N-1A

                         POST-EFFECTIVE AMENDMENT NO. 20
                            TO REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                                       AND

                                AMENDMENT NO. 21

                            TO REGISTRATION STATEMENT

                                      UNDER

                       THE INVESTMENT COMPANY ACT OF 1940



                          INVESTORS MUNICIPAL CASH FUND

                          INVESTORS MUNICIPAL CASH FUND

                                  EXHIBIT INDEX



                                     (d)(3)
                                     (h)(5)
                                       (j)
                                     (p)(5)



                                       9